UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-08037

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/11

Item 1.  Reports to Stockholders.

DUNHAM
& ASSOCIATES

WHEN PERFORMANCE COUNTS

October 31, 2011

ANNUAL REPORT

Dunham Monthly Distribution Fund

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Loss Averse Growth Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

The beginning of the fiscal year broadly produced strong performance in the equity and bond markets even though it was marked by tragic earthquakes and a tsunami in Japan as well as political upheaval in Libya, Egypt, Bahrain, Yemen, and Syria. However, the latter half of the fiscal year was characterized by concerns that the global economy could potentially lapse into recession primarily due to growth and liquidity concerns surrounding borrowing. This impacted both fixed income and equities, as investors fled from investments with any potential link to the looming crisis.  Although the fiscal year began with a broad sell-off of high-grade bonds that pushed Treasury yields higher, the subsequent flight out of riskier assets pushed Treasury yields down to all time lows. By the end of the fiscal year, Treasury yields had risen off of the lows reached in September, but were still significantly lower than levels at the beginning of the fiscal year.

A consistent theme throughout the fiscal year was large spikes in volatility. Whether considering bonds or stocks, investors were faced with historically large broad-sweeping price shifts in the market eerily reminiscent of the daily activity during the 2008 financial crisis. Contributing to investor fear were ratings agencies pouncing at the opportunity to downgrade sovereign debt ratings, the U.S. Government stumbling in its efforts to reach a compromise on how to raise its debt ceiling, and one euro-zone country after another struggling with financial liquidity. Although the volatility levels were substantial and investor panic had risen, corporations continued to post stronger and stronger earnings. Looking at the fiscal year-end results and ignoring the ride that investors experienced, one might declare that the past 12 months were quite favorable to investors. The U.S. equity market in general, as measured by the S&P 500 Index, rose 8.1 percent while bonds in general, as measured by the Barclays Aggregate Bond Index, rose 5.0 percent.

As a reminder, the Dunham Funds and its Sub-Advisers generally use the market downturns as opportunities to capitalize on perceived security mispricing and to deploy some excess cash. We have always been interested in providing our investors with a diverse line-up of funds that range from the standard equity and fixed income funds to funds that are designed to perform unlike either. We at Dunham believe that a diversified portfolio reduces overall volatility and that the various choices you have at Dunham can be combined to create a portfolio specific to your needs, while considering your concerns about the markets, both long-term and short-term.

We remain steadfast in our commitment to provide you with the level of service you deserve and an investment experience that fits your unique needs and goals. Once again, thank you for your continued trust and confidence that you have placed in us. We take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2011

Investments are subject to risks and fluctuate in value. Diversification does not guarantee a profit or ensure against a loss.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

The IQ Hedge Market Neutral Beta Index declined 0.5 percent over the fiscal year ending October 31, 2011, as market neutral investment strategies struggled amid sharp spikes in volatility and rising correlation among asset classes in the last six months of the fiscal year. Domestic concerns, involving a lengthy political stalemate over increasing the Federal debt ceiling and slowing growth prospects, combined with exogenous shocks regarding the debt crisis in Europe combined to cool strong performance realized in the first half of the fiscal year. The rally in the first half of the year appeared tied to quantitative easing policies enacted by the Federal Reserve.

The largest portion of the Fund, approximately 55 to 60 percent over the first half of the fiscal year, was devoted to merger arbitrage strategies. In a typical merger arbitrage investment for the Fund, the Sub-Adviser may purchase the shares of the firm being acquired, while shorting the stock of the acquiring firm, thus locking in the “spread” between the two upon the merger’s successful completion. The Fund’s merger-arbitrage positions may span a wide array of sectors, and have included: Midwestern bank Marshall & Ilsley Corp. (MI), in the process of being acquired by Bank of Montreal (BMO), a major Canadian bank expanding its U.S. presence; packaging manufacturer Smurfit-Stone Container Corp. (SSCC), a $3.5 billion cash and stock takeover target of smaller package-making rival Rock-Tenn Co. (RKT); and Kindred Healthcare Inc.’s (KND) $1.3 billion stock and cash offer for RehabCare Group, Inc. (RHB) that could create the nation’s largest post-acute-care provider.

The overall allocation to merger arbitrage did decline slightly in the latter half of the fiscal year, ranging from 50 to 55 percent in the third quarter, down to 40 to 45 in the final fiscal quarter. Deal activity included: Carlyle Group and Hellman & Friedman LLC’s $3.9 billion leveraged buyout (“LBO”) of Pharmaceutical Product Development Inc. (PPDI), a provider of drug discovery and development services; wired and wireless semiconductor manufacturer Broadcom Corp.’s (BRCM) $3.7 billion cash purchase of NetLogic Microsystems, Inc. (NETL), a fabless semiconductor company; and Exco Resources Inc. (XCO), which was subject to a $4.4 billion takeover bid from its CEO that the firm’s Board of Directors voted down due to dilution concerns. The failed Exco Resources management buyout was the Fund’s worst performing position in the fiscal quarter, and one of the limited number of “broken” deals the Fund has had in 2011.

A more complex absolute return strategy may involve a “collared” position, whereby the Sub-Adviser purchases the underlying stock while simultaneously buying a put and writing a call on the security. The premium income from the written call option helps to offset the cost of purchasing the put option, which in turn provides downside protection on the underlying stock. “Risk reversals” comprised approximately 25 to 30 percent of the Fund, and were major performance drivers in the third fiscal quarter. The Sub-Adviser utilized the “risk reversal” strategy with pharmaceutical conglomerate Merck & Company, Inc. (MRK), diversified household goods producer Clorox Corporation (CL), natural gas utility Nicor Inc. (GAS), and department store operator J.C. Penney Company, Inc. (JCP), among others.

With spiking volatility in the latter half of the fiscal year, the Sub-Adviser did increase deal-specific hedges to help limit the Fund’s exposure to market swings. To partially hedge exposure to a large number of merger deals that the Fund was exposed to in the energy sector, the Sub-Adviser purchased several puts on Energy Select Sector SPDR (XLE), a broad sector-based ETF comprised of energy stocks. The Sub-Adviser also purchased several puts on iShares iBoxx $ High Yield Corporate Bond ETF (HYG), as a broad hedge on potentially tightening credit financing for leveraged buyout deals, which are typically private equity firm-sponsored.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Annualized Three Years Five Years	Annualized Since Inception (8/1/08)*
Class N	1.47%	5.40% N/A	2.99%**
Class C Class A with load of 5.75% Class A without load	0.43% (4.61)% 1.22%	4.31% N/A 3.08% N/A 5.13% N/A	(2.07)% (1.86)% (1.35)%
IQ Hedge Market Neutral Beta Index	(0.54)%	4.92% N/A	3.06%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund, on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   managed under a different Adviser.

** Class N commenced operations on September 29, 2008.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.72% for Class N, 3.72% for Class C and 2.97% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2011

Security		Shares		Market Value
COMMON STOCK - 60.5%
AEROSPACE/DEFENSE - 0.5%
Goodrich Corp.		4,550		$ 557,967

AGRICULTURE - 1.8%
Altria Group, Inc. ^		82,700		2,278,385

BANKS - 0.8%
Citigroup, Inc.		30,000		947,700

CHEMICALS - 0.2%
Huntsman Corp.		18,300		214,842

COMMERCIAL SERVICES - 3.2%
Dollar Thrifty Automotive Group, Inc. * ^		41,700		2,545,368
Pharmaceutical Product Development, Inc.		46,500		1,534,035
				4,079,403
COMPUTERS - 0.3%
Hewlett-Packard Co. ^		13,600		361,896

DIVERSIFIED FINANCIAL SERVICES - 2.4%
NYSE Euronext ^		63,855		1,696,627
TMX Group, Inc.		29,600		1,297,368
				2,993,995
ELECTRIC - 7.6%
American Electric Power Co., Inc. ^		69,400		2,726,032
Constellation Energy Group, Inc.		71,500		2,838,550
DPL, Inc. #		70,360		2,135,426
Progress Energy, Inc.		36,200		1,886,020
				9,586,028
ENVIRONMENTAL CONTROL - 3.4%
Nalco Holding Co. #		112,962		4,259,797

FOOD - 1.8%
Kraft Foods, Inc. - Cl. A ^		37,500		1,319,250
Sara Lee Corp. ^		51,300		913,140
				2,232,390
GAS - 1.1%
Southern Union Co.		33,600		1,412,208

HEALTHCARE-PRODUCTS - 1.4%
Kinetic Concepts, Inc. *		25,465		1,741,551

HEALTHCARE-SERVICES - 0.6%
Healthspring, Inc. *		14,800		798,312

HOUSEHOLD PRODUCTS/WARES - 3.5%
Clorox Co. ^		27,700		1,854,238
Kimberly-Clark Corp. ^		36,000		2,509,560
				4,363,798
INSURANCE - 1.2%
Transatlantic Holdings, Inc. ^		27,900		1,451,916

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011

Security		Shares		Market Value
INTERNET - 0.4%
Yahoo!, Inc. * ^		27,000		$ 422,280

OIL & GAS - 0.9%
EXCO Resources, Inc. ^		88,531		1,116,376

OIL & GAS SERVICES - 0.8%
Global Industries Ltd. *		133,800		1,063,710

PACKAGING & CONTAINERS - 3.2%
Temple-Inland, Inc.		128,014		4,072,125

PHARMACEUTICALS - 6.1%
Abbott Laboratories ^		11,600		624,892
Medco Health Solutions, Inc. *		15,215		834,695
Merck & Co., Inc. ^		75,600		2,608,200
Pfizer, Inc. ^		187,000		3,601,620
				7,669,407
PIPELINES - 2.5%
El Paso Corp. ^		87,500		2,188,375
Williams Cos, Inc. ^		31,800		957,498
				3,145,873
RETAIL - 0.9%
Wal-Mart Stores, Inc. ^		21,000		1,191,120

SEMICONDUCTORS - 6.9%
Netlogic Microsystems, Inc. *		79,300		3,901,560
Varian Semiconductor Equipment Associates Inc. *		76,140		4,779,308
				8,680,868
SOFTWARE - 0.9%
Emdeon, Inc. - Cl. A *		60,000		1,138,200

TELECOMMUNICATIONS - 8.1%
AT&T, Inc. ^		88,300		2,588,073
CenturyLink, Inc. ^		40,190		1,417,099
Motorola Mobility Holdings, Inc. * ^		159,234		6,191,018
				10,196,190

TOTAL COMMON STOCK (Cost - $77,422,288)				75,976,337

CLOSED-END FUNDS - 1.1%
Eaton Vance Floating-Rate Income Trust #		92,807		1,364,263
TOTAL CLOSED-END FUNDS (Cost $1,508,624)
		Dividend
PREFERRED STOCK - 20.2%	Shares	Rate
BANKS - 15.1%
Bank of America Corp. #	2,650	7.250%		2,268,400
Bank of America Corp. #	61,173	8.200		1,471,822
Countrywide Capital V #	119,200	7.000		2,550,880
GMAC Capital Trust I #	164,100	8.125		3,439,536

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011
		Dividend
Security	Shares	Rate		Market Value
BANKS (continued) - 15.1%
KeyCorp	29,157	7.750%		$ 3,061,485
National Westminster Bank PLC #	132,600	7.763		2,588,365
Royal Bank of Scotland Group PLC #	56,035	7.250		1,039,449
Wells Fargo & Co. #	2,500	7.500		2,640,000
				19,059,937
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Citigroup Capital IX #	147,500	6.000		3,339,400

ELECTRIC - 2.4%
Southern California Edison Co. #	30,000	4.810		2,997,000

TOTAL PREFERRED STOCK (Cost - $27,158,608)				25,396,337

	Principal	Interest	Maturity
BONDS & NOTES - 11.6%	Amount	Rate	Date
DIVERSIFIED FINANCIAL SERVICES - 3.0%
Goldman Sachs Capital I #	$ 4,000,000	6.345%	2/15/2034	3,724,680

INSURANCE - 2.3%
First American Capital Trust I	2,945,000	8.500	4/15/2012	2,930,593

RETAIL - 1.0%
CVS Caremark Corp. #	1,250,000	6.302	6/1/2037	1,214,229

SAVINGS & LOANS - 2.6%
Washington Mutual, Inc. ***	157,000	4.200	1/15/2010	167,598
Washington Mutual, Inc. ***	957,000	5.000	3/22/2012	1,047,915
Washington Mutual, Inc. ***	1,244,000	5.250	9/15/2017	1,365,290
Washington Mutual, Inc. ***	629,000	5.500	8/24/2011	701,335
				3,282,138
SEMICONDUCTORS - 0.4%
Advanced Micro Devices, Inc. #	520,000	5.750	8/15/2012	530,400

TELECOMMUNICATIONS - 2.3%
Level 3 Financing, Inc.	2,677,000	9.250	11/1/2014	2,720,501
Terrestar Networks, Inc. - 144A ***	1,240,000	15.000	2/15/2014	158,473
				2,878,974

TOTAL BONDS & NOTES (Cost - $14,920,929)				14,561,014

PURCHASED PUT OPTIONS - 0.3%			Contracts**	Market Value
Abbott Labs, Expiration January 2012, Exercise Price $47.50			116	$ 5,800
Altria Group, Inc., Expiration December 2011, Exercise Price $23.00			827	6,616
American Electric Power, Inc., Expiration November 2011, Exercise Price $33.00			694	3,470
AT&T, Inc., Expiration November 2011, Exercise Price $25.00			356	356
AT&T, Inc., Expiration December 2011, Exercise Price $25.00			511	4,599
CenturyLink, Inc., Expiration November 2011, Exercise Price $29.00			273	2,730
Clorox Co., Expiration November 2011, Exercise Price $62.50			276	9,660
Hewlett Packard Co., Expiration November 2011, Exercise Price $15.00			136	136
iShares iBoxx $ High Yield Corporate Bond Fund, Expiration December 2011, Exercise Price $80.00			24	1,200
iShares iBoxx $ High Yield Corporate Bond Fund, Expiration December 2011, Exercise Price $85.00			24	2,760

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011

Security			Contracts**	Market Value
PURCHASED PUT OPTIONS (Continued)- 0.3%
Kimberly Clark Corporation, Expiration November 2011, Exercise Price $62.50			360	$ 3,600
Kraft Foods, Inc., Expiration December 2011, Exercise Price $32.00			375	9,375
Merck & Co., Inc., Expiration April 2012, Exercise Price $28.00			756	52,164
Pfizer, Inc, Expiration March 2012, Exercise Price $17.00			1,870	95,370
Sara Lee Corp., Expiration January 2012, Exercise Price $15.00			513	10,260
Semiconductor Holders Trust, Expiration November 2011, Exercise Price $35.50			25	11,563
SPDR S&P500 ETF Trust, Expiration November 2011, Exercise Price $120.00			166	23,240
SPDR S&P500 ETF Trust, Expiration December 2011, Exercise Price $123.00			276	110,400
SPDR Energy Select Sector SPDR Trust, Expiration December 2011, Exercise Price $60.00			43	3,569
SPDR Energy Select Sector SPDR Trust, Expiration December 2011, Exercise Price $68.00			24	6,720
SPDR Energy Select Sector SPDR Trust, Expiration December 2011, Exercise Price $70.00			46	17,480
Wal Mart Stores, Inc., Expiration December 2011, Exercise Price $47.50			210	2,730
Williams Cos., Inc., Expiration November 2011, Exercise Price $23.00			318	9,540
Yahoo, Inc, Expiration December 2011, Exercise Price $12.00			30	330
FTSE 100 Index, Expiration November 2011, Exercise Price $5,300.00			23	15,032
TOTAL PURCHASED PUT OPTIONS (Cost - $789,058)				408,700

SHORT-TERM INVESTMENTS - 1.3%			Interest
MONEY MARKET FUND - 1.3%	Shares		Rate
First American Government Obligations Fund	1,671,563		0.00%+	1,671,563
TOTAL SHORT-TERM INVESTMENTS (Cost - $1,671,563)

TOTAL INVESTMENTS - 95.0% (Cost - $123,471,070)				$ 119,378,214
CASH AND OTHER ASSETS LESS LIABILITIES- 5.0%				6,324,355
NET ASSETS - 100.0%				$ 125,702,569

* Non-Income producing security.
** Each Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payment; non-interest producing security
+ Variable rate security. Interest rate is as of October 31, 2011.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

^ Subject to call option written

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2011.  Total collateral had a market value of $30,206,681 at October 31, 2011.

Security			Contracts***	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS - (1.5)%
Abbott Labs, Expiration January 2012, Exercise Price $52.50			116	$ 31,784
Altria Group, Inc., Expiration December 2011, Exercise Price $26.00			827	162,092
American Electric Power, Inc., Expiration November 2011, Exercise Price $37.00			694	170,030
ASX Ltd., Expiration November 2011, Exercise Price $30.00			3,198	3,612
ASX Ltd., Expiration December 2011, Exercise Price $30.00			1,628	2,391
AT&T, Inc., Expiration November 2011, Exercise Price $29.00			356	23,496
AT&T, Inc., Expiration December 2011, Exercise Price $29.00			511	49,567
CenturyLink, Inc., Expiration November 2011, Exercise Price $35.00			273	25,935
Clorox Co., Expiration November 2011, Exercise Price $67.50			276	35,880
Dollar Thrifty Automotive Group, Expiration January 2012, Exercise Price $65.00			60	23,400
Duke Energy Corp., Expiration January 2012, Exercise Price $19.00			946	151,360
El Paso Corp., Expiration January 2012, Exercise Price $24.00			124	19,158
EXCO Resources, Inc., Expiration November 2011, Exercise Price $10.00			24	6,420
EXCO Resources, Inc., Expiration December 2011, Exercise Price $10.00			29	8,193
EXCO Resources, Inc., Expiration December 2011, Exercise Price $11.00			10	2,075
EXCO Resources, Inc., Expiration December 2011, Exercise Price $12.00			22	2,970
EXCO Resources, Inc., Expiration December 2011, Exercise Price $14.00			415	24,900

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011

Security			Contracts***	Market Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (1.5)%
Hewlett Packard Co., Expiration November 2011, Exercise Price $19.00			136	$ 104,040
Kimberly Clark Corp., Expiration December 2011, Exercise Price $70.00			360	52,200
Kraft Foods, Inc., Expiration December 2011, Exercise Price $35.00			375	39,375
Merck & Company, Inc., Expiration April 2012, Exercise Price $33.00			756	226,800
Motorola Mobility Holdings, Expiration January 2012, Exercise Price $40.00			57	228
NYSE Euronext, Expiration November 2011, Exercise Price $24.00			55	15,813
NYSE Euronext, Expiration November 2011, Exercise Price $26.00			17	2,890
NYSE Euronext, Expiration November 2011, Exercise Price $27.00			33	3,399
NYSE Euronext, Expiration December 2011, Exercise Price $25.00			16	4,272
NYSE Euronext, Expiration December 2011, Exercise Price $27.00			109	20,165
NYSE Euronext, Expiration December 2011, Exercise Price $28.00			48	5,160
NYSE Euronext, Expiration December 2011, Exercise Price $29.00			26	2,002
Pfizer, Inc., Expiration March 2012, Exercise Price $19.00			1,870	246,840
Sara Lee Corp., Expiration January 2012, Exercise Price $17.50			513	58,995
SPDR S&P500 ETF Trust, Expiration December 2011 , Exercise Price $133.00			120	13,320
Transatlantic Holdings, Inc., Expiration November 2011, Exercise Price $50.00			100	25,000
Transatlantic Holdings, Inc., Expiration December 2011, Exercise Price $50.00			40	12,200
Wal Mart Stores, Inc., Expiration December 2011, Exercise Price $52.50			210	98,700
Williams Cos., Inc., Expiration November 2011, Exercise Price $27.00			318	118,455
Yahoo, Inc., Expiration November 2011, Exercise Price $14.00			240	45,840
Yahoo, Inc., Expiration December 2011, Exercise Price $14.00			30	6,450
TOTAL WRITTEN CALL OPTIONS - (Proceeds - $1,494,548)				1,845,407

SCHEDULE OF WRITTEN PUT OPTIONS - (0.0)%
SPDR S&P500 ETF Trust, Expiration December 2011, Exercise Price $115.00			144	28,800
TOTAL WRITTEN PUT OPTIONS - (Proceeds - $21,416)				28,800

*** Each Writen Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

SECURITIES SOLD SHORT - (10.0)%			Shares	Market Value
Colfax Corp.			11,256	$ 284,327
Ecolab, Inc.			55,392	2,982,305
Energy Transfer Equity LP			10,080	385,560
Exelon Corp.			66,614	2,956,996
Express Scripts, Inc.			12,322	563,485
Hertz Global Holdings, Inc.			7,140	82,824
Johnson & Johnson			55,890	3,598,757
Kinder Morgan, Inc.			31,838	910,567
Validus Holdings Ltd.			17,375	475,380
SPDR S&P 500 ETF Trust			2,960	371,332
TOTAL SECURITIES SOLD SHORT - (Proceeds - $12,212,103)				12,611,533

				Unrealized
LONG EQUITY SWAP CONTRACTS- (0.2)%				Appreciation/ (Depreciation)
Promise Corporation Limited Equity Swap, JP Morgan - October 15, 2012				(26,652)
to receive total return of Promise less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,827,260)

The ASX Group Equity Swap, JP Morgan - October 17, 2012				18,117
to receive total return of ASX Group less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $312,058)

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011
				Unrealized
LONG EQUITY SWAP CONTRACTS (Continued)- (0.2)%				Appreciation/ (Depreciation)
British Sky Broadcasting Group Equity Swap, JP Morgan - September 17, 2012				$ (387,399)
to receive total return of British Sky Broadcasting less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,315,723)

Charter International PLC Equity Swap, JP Morgan - October 26, 2012				69,053
to receive total return of Charter International less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,239,751)

Eastern Star Gas Limited Equity Swap, JP Morgan - October 17, 2012				136,096
to receive total return of Eastern Star Gas less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,305,123)

Fosters Group Limited Equity Swap, JP Morgan - October 17, 2012				79,301
to receive total return of Fosters Group less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,227,445)

Goodrich Corp. Equity Swap, JP Morgan - October 17, 2012				87,221
to receive total return of Goodrich Corp. less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $5,368,465)

The Man Group Equity Swap, JP Morgan - September 17, 2012				(114,963)
to receive total return of The Man Group less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $3,584,063)

McArthur Coal Limited Equity Swap, JP Morgan - October 17, 2012				1,841
to receive total return of McArthur Coal less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $25,165)

Synthes Inc. Equity Swap, JP Morgan - September 17, 2012				(150,075)
to receive total return of Synthes less USD- 3 Month LIBOR
(NOTIONAL AMOUNT $7,312,562)
TOTAL LONG EQUITY SWAP CONTRACTS				$ (287,460)

SHORT EQUITY SWAP CONTRACTS- (0.0)%
Deutshe Boerse Group Equity Swap, JP Morgan - September 17, 2012				104,874
to pay total return of Deutsche Boerse Group plus USD- 3 Month LIBOR
(NOTIONAL AMOUNT $932,180)

Santos Limited Equity Swap, JP Morgan - October 17, 2012				(123,195)
to pay total return of Santos Limited plus USD- 3 Month LIBOR
(NOTIONAL AMOUNT $1,320,897)
TOTAL SHORT EQUITY SWAP CONTRACTS				$ (18,321)

TOTAL EQUITY SWAP CONTRACTS				$ (305,781)

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2011
Portfolio Composition * - Unaudited
Financial	32.83%	Industrial		7.47%
Consumer, Non-cyclical	19.46%	Energy		4.47%
Utilities	11.76%	Consumer, Cyclical		2.02%
Communications	11.34%	Funds		1.47%
Technology	9.00%	Basic Materials		0.18%
		Total		100.00%

* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Bonds in general fluctuated significantly during the fiscal year as investors began the period broadly moving towards riskier assets such as equities and subsequently selling out of most securities not backed by the U.S. Government as a potential global financial crisis emerged. During the fiscal year, fear erupted regarding the ability of a handful of European countries to service their debt, which in-turn caused a global panic in both the equity and bond markets. U.S. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, finished the fiscal year up 5.1 percent, while long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, rose 15.6 percent over the same 12 months. Broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, ended the fiscal year up 5.0 percent.

In addition to the financial problems in Europe, in the fourth fiscal quarter the U.S. Government struggled to raise the debt-ceiling to avoid defaulting on its upcoming Treasury debt obligations. As Congress did reach a resolution, it did provide for additional near-term political struggling over the topic. In addition, the Federal Open Market Committee initiated a monetary policy maneuver known as “Operation Twist” in an effort to spur investors into riskier and higher yielding assets outside of the Treasury securities in which they had been hiding. In general, this action did help to spur a broad rally in October, where corporate bonds, as measured by the BofA ML Corporate Master Index, rose 1.8 percent during the month. This brought corporate bond performance up to 5.6 percent over the past 12 months.

As the Federal Open Market Committee’s recent moves have resulted in an expected flattening of the yield curve, the Sub-Adviser has maintained the Fund’s average duration to be in line with the benchmark index. This differs from the beginning of the fiscal year when the Sub-Adviser positioned the Fund to have a lower duration than the benchmark index. This positioning was primarily driven by the Sub-Adviser’s opinion that rates are not as likely to rise in the near-term as investors remain concerned about the U.S. economy and the Fed appears to be maintaining its eased monetary policy. The Sub-Adviser tends to utilize long-term Treasuries to manage the Fund’s duration, which has benefitted the Fund as long-term Treasuries rallied heavily, particularly in August and September.

The Sub-Adviser continued to seek opportunities in high-yield bonds, retaining an exposure close to 20 percent. High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, increased 4.8 percent over the fiscal year, underperforming both investment-grade bonds and Treasuries, in general. High-yield bonds generally suffered in the fourth fiscal quarter, dropping 1.8 percent. This exposure detracted from relative performance of the Fund, but the Sub-Adviser believes that high-yield issuers have balance sheets that are much more attractive than in previous years and offer an attractive risk/reward opportunity going forward. Some high-yield bonds such as Ameristar Casinos Inc. (03070QAM3) were positive during the volatile fourth fiscal quarter, returning 0.3 percent.

An overweight to commercial mortgage-backed securities generally detracted from performance during the fiscal year, particularly in the latest fiscal quarters. For example, a Wachovia Bank Commercial Mortgage pool (92976BFE7) declined over the most recent fiscal quarter. The Sub-Adviser cited the Obama Administration’s Home Affordable Refinance Program, known as “HARP”, as a detractor from mortgage-backed security performance. This program allows certain qualified borrowers to receive a reduced interest rate on their mortgages, which in turn reduces the attractiveness of these mortgage pools to investors.

The Sub-Adviser is optimistic about the U.S. economy and the ultimate impact of the debt-crisis in Europe. However, the Sub-Adviser believes that volatility and investor uncertainty may remain high in the near-term. Specifically, the Sub-Adviser is concerned about smaller emerging markets countries that depend in some way on European banks for financing. The Sub-Adviser is looking for more information on the resolution to the debt crisis in Europe and is hoping for actions that will encourage financial liquidity rather than handicap banks to the extent of prolonging the global recovery.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	2.33%	9.36%	5.90%	4.96%
Class C Class A with load of 4.50% Class A without load	1.57% (2.47)% 2.15%	8.54% 7.43% 9.09%	5.11% N/A N/A	4.19% 4.39%* 5.38%*
Barclays Aggregate Bond Index	5.00%	8.87%	6.41%	5.53%

*Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.37% for Class N, 2.12% for Class C and 1.62% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 43.1%
AGRICULTURE - 0.4%
American Rock Salt Co. LLC/American Rock Capital Corp. - 144A	$ 295,000	8.2500%		5/1/2018	$ 271,769

AUTO PARTS & EQUIPMENT - 0.4%
Allison Transmission, Inc. - 144A	200,000	7.1250		5/15/2019	191,250
Visteon Corp. - 144A	80,000	6.7500		4/15/2019	76,700
					267,950
BANKS - 11.4%
Abbey National Treasury Services PLC/London	255,000	4.0000		4/27/2016	242,551
Ally Financial, Inc.	310,000	0.0000		6/15/2015	234,825
Bank of America Corp.	165,000	5.0000		5/13/2021	155,463
Bank of America Corp.	265,000	5.6250		7/1/2020	256,027
Bank of America Corp.	360,000	5.7500		8/15/2016	353,930
Barclays Bank PLC	255,000	5.0000		9/22/2016	268,959
Barclays Bank PLC	180,000	5.2000		7/10/2014	188,132
Capital One Capital VI	235,000	8.8750		5/15/2040	244,343
Capital One Financial Corp.	85,000	6.1500		9/1/2016	90,218
Capital One Financial Corp.	115,000	7.3750		5/23/2014	128,429
Citigroup Inc.	536,000	5.0000		9/15/2014	546,136
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands	200,000	5.2500		5/24/2041	227,894
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands - 144A	210,000	11.0000	+	Perpetual	254,801
Credit Suisse/New York NY	215,000	6.0000		2/15/2018	223,355
Goldman Sachs Group, Inc.	105,000	3.7000		8/1/2015	104,970
Goldman Sachs Group, Inc.	295,000	5.2500		7/27/2021	298,089
Goldman Sachs Group, Inc.	190,000	6.0000		6/15/2020	201,434
HSBC Holdings PLC	215,000	5.1000		4/5/2021	232,002
JPMorgan Chase & Co.	235,000	3.4500		3/1/2016	238,057
JPMorgan Chase & Co.	255,000	5.1250		9/15/2014	270,188
JPMorgan Chase & Co.	125,000	7.9000	+	Perpetual	135,048
KeyCorp	215,000	5.1000		3/24/2021	223,303
Lloyds TSB Bank PLC	175,000	4.8750		1/21/2016	178,946
Lloyds TSB Bank PLC	110,000	6.3750		1/21/2021	118,380
Morgan Stanley	215,000	6.0000		4/28/2015	223,443
Morgan Stanley	155,000	6.6250		4/1/2018	162,499
Regions Financial Corp.	445,000	0.5281	+	6/26/2012	435,544
Regions Financial Corp.	245,000	4.8750		4/26/2013	236,425
Regions Financial Corp.	145,000	5.7500		6/15/2015	135,938
Resona Bank Ltd. - 144A	165,000	5.8500	+	Perpetual	165,980
Royal Bank of Scotland PLC	165,000	4.3750		3/16/2016	166,280
Royal Bank of Scotland PLC	135,000	5.6250		8/24/2020	137,790
Santander Issuances S.A Unipersonal - 144A	165,000	5.9110		6/20/2016	161,248
SunTrust Banks, Inc.	45,000	5.2500		11/5/2012	46,394
Toronto-Dominion Bank	150,000	2.5000		7/14/2016	153,088
Wells Fargo & Co.	190,000	3.6760		6/15/2016	199,813
Wells Fargo & Co.	170,000	4.6000		4/1/2021	182,062
					7,821,984

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
BEVERAGES - 0.6%
Beam, Inc.	$ 120,000	3.0000%		6/1/2012	$ 120,366
Beverages & More, Inc. - 144A	270,000	9.6250		10/1/2014	273,375
					393,741
CHEMICALS - 1.2%
Dow Chemical Co.	105,000	4.2500		11/15/2020	107,399
Dow Chemical Co.	275,000	5.9000		2/15/2015	306,713
Dow Chemical Co.	205,000	6.0000		10/1/2012	213,860
Solutia, Inc.	175,000	7.8750		3/15/2020	185,281
					813,253
COMMERCIAL SERVICES - 1.2%
B-Corp Merger Sub, Inc. - 144A	160,000	8.2500		6/1/2019	150,400
Cenveo Corp.	275,000	7.8750		12/1/2013	225,844
DynCorp International, Inc.	300,000	10.3750		7/1/2017	272,250
Lender Processing Services, Inc.	170,000	8.1250		7/1/2016	165,325
					813,819
DIVERSIFIED FINANCIAL SERVICES - 5.2%
American Express Co.	245,000	7.2500		5/20/2014	276,421
Bear Stearns Cos. LLC	205,000	7.2500		2/1/2018	241,201
Credit Suisse AG/Guernsey	150,000	5.8600	+	Perpetual	130,500
E*Trade Financial Corp.	285,000	7.8750		12/1/2015	281,794
Ford Motor Credit Co. LLC	200,000	5.0000		5/15/2018	203,750
General Electric Capital Corp.	365,000	2.8000		1/8/2013	372,037
General Electric Capital Corp.	360,000	5.3000		2/11/2021	381,704
GFI Group, Inc. - 144A	135,000	8.3750		7/19/2018	123,228
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	160,000	8.0000		1/15/2018	162,400
Macquarie Bank Ltd. - 144A	140,000	6.6250		4/7/2021	137,354
Macquarie Group Ltd. - 144A	335,000	6.2500		1/14/2021	336,347
Nomura Holdings, Inc.	290,000	4.1250		1/19/2016	290,925
Oppenheimer Holdings, Inc.	280,000	8.7500		4/15/2018	274,400
QBE Capital Funding III Ltd. - 144A	200,000	7.2500	+	5/24/2041	188,101
Woodside Finance Ltd. - 144A	165,000	4.6000		5/10/2021	168,284
					3,568,446
ELECTRIC - 1.9%
Calpine Corp. - 144A	185,000	7.5000		2/15/2021	193,094
Calpine Corp. - 144A	65,000	7.8750		7/31/2020	67,438
CMS Energy Corp.	85,000	2.7500		5/15/2014	83,513
CMS Energy Corp.	250,000	6.2500		2/1/2020	263,750
Dominion Resources, Inc.	85,000	8.8750		1/15/2019	112,922
Georgia Power Co.	100,000	6.0000		11/1/2013	109,799
Nevada Power Co.	125,000	6.5000		5/15/2018	146,136
Virginia Electric and Power Co.	265,000	5.4000		1/15/2016	306,594
					1,283,246
ENTERTAINMENT - 0.5%
AMC Entertainment Inc.	170,000	9.7500		12/1/2020	162,138
Peninsula Gaming LLC / Peninsula Gaming Corp.	190,000	10.7500		8/15/2017	194,512
United Artists Theatre Circuit, Inc. 1995-A Pass Through Trust *	4,532	9.3000		7/1/2015	4,500
					361,150

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
FOOD - 0.4%
Kraft Foods, Inc.	$ 100,000	2.6250%		5/8/2013	$ 102,299
Kraft Foods, Inc.	170,000	6.1250		2/1/2018	200,454
					302,753
HEALTHCARE-PRODUCTS - 0.3%
Boston Scientific Corp.	205,000	6.0000		1/15/2020	227,778

HEALTHCARE-SERVICES - 0.2%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.	180,000	7.7500		2/15/2019	171,900

HOLDING COMPANIES-DIVERSIFIED - 0.4%
Chiron Merger Sub, Inc. - 144A	150,000	10.5000		11/1/2018	148,688
Hutchison Whampoa International 09/19 Ltd. - 144A	120,000	5.7500		9/11/2019	133,770
					282,458
HOUSEHOLD PRODUCTS/WARES - 0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC - 144A	185,000	8.2500		2/15/2021	168,350

INSURANCE - 3.4%
Chubb Corp.	85,000	6.3750	+	3/29/2067	85,850
CNA Financial Corp.	355,000	5.8750		8/15/2020	359,487
ING Capital Funding Trust III	390,000	3.9686	+	Perpetual	331,895
Lincoln National Corp.	240,000	7.0000		6/15/2040	261,391
MetLife Inc.	235,000	5.0000		6/15/2015	257,671
Metropolitan Life Global Funding I - 144A	205,000	2.8750		9/17/2012	208,126
Prudential Financial, Inc.	235,000	3.6250		9/17/2012	239,326
Prudential Financial, Inc.	145,000	6.2000		1/15/2015	160,907
Prudential Financial, Inc.	145,000	7.3750		6/15/2019	175,103
Prudential Financial, Inc.	195,000	8.8750	+	6/15/2038	222,300
					2,302,056
INTERNET - 0.4%
Earthlink, Inc.	300,000	8.8750		5/15/2019	284,625

INVESTMENT COMPANY - 0.1%
Spencer Spirit Holdings, Inc. / Spencer Gifts LLC / Spirit Halloween Superstores - 144A	80,000	11.0000		5/1/2017	86,200

LODGING - 0.1%
Ameristar Casinos, Inc. - 144A	80,000	7.5000		4/15/2021	81,500

MEDIA - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.	230,000	6.5000		4/30/2021	231,150
Cequel Communications Holdings I LLC and Cequel Capital Corp. - 144A	145,000	8.6250		11/15/2017	150,981
Discovery Communications LLC	120,000	3.7000		6/1/2015	126,895
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH - 144A	220,000	8.1250		12/1/2017	235,400
					744,426
MEDICAL - 0.1%
Express Scripts, Inc.	75,000	5.2500		6/15/2012	76,908

MINING - 0.1%
Corp Nacional del Cobre de Chile - 144A	60,000	3.7500		11/4/2020	59,937

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
MULTIMEDIA - 1.5%
DISH DBS Corp.	$ 110,000	7.1250%		2/1/2016	$ 116,738
NBCUniversal Media LLC	235,000	2.1000		4/1/2014	239,380
NBCUniversal Media LLC	190,000	4.3750		4/1/2021	201,157
Time Warner Cable, Inc.	225,000	5.0000		2/1/2020	246,827
Time Warner Cable, Inc.	150,000	4.0000		9/1/2021	152,785
Time Warner Cable, Inc.	40,000	5.5000		9/1/2041	42,398
					999,285
OFFICE/BUSINESS EQUIPMENT - 0.3%
Xerox Corp.	165,000	4.2500		2/15/2015	174,468

OIL & GAS - 1.6%
Clayton Williams Energy, Inc. - 144A	265,000	7.7500		4/1/2019	236,512
Linn Energy LLC/Linn Energy Finance Corp.	90,000	7.7500		2/1/2021	94,613
Petrobras International Finance Co. - Pifco	245,000	5.3750		1/27/2021	257,914
Petrohawk Energy Corp.	150,000	7.2500		8/15/2018	171,750
Petroleos Mexicanos	295,000	6.5000		6/2/2041	316,783
					1,077,572
PACKAGING & CONTAINERS - 0.3%
AEP Industries, Inc.	70,000	8.2500		4/15/2019	69,388
Ball Corp.	115,000	6.7500		9/15/2020	123,050
					192,438
PIPELINES - 2.2%
Atmos Energy Corp.	305,000	6.3500		6/15/2017	364,460
El Paso Pipeline Partners Operating Co. LLC	200,000	4.1000		11/15/2015	203,500
El Paso Pipeline Partners Operating Co. LLC	175,000	5.0000		10/1/2021	176,750
Enterprise Products Operating LLC	170,000	4.0500		2/15/2022	174,998
Enterprise Products Operating LLC	205,000	5.7000		2/15/2042	225,832
Kinder Morgan Energy Partners LP	115,000	5.8500		9/15/2012	118,650
Kinder Morgan Energy Partners LP	120,000	9.0000		2/1/2019	152,738
Spectra Energy Partners LP	80,000	4.6000		6/15/2021	81,605
					1,498,533
REITS - 2.0%
CNL Lifestyle Properties, Inc.	260,000	7.2500		4/15/2019	235,300
DDR Corp.	210,000	7.8750		9/1/2020	226,013
Digital Realty Trust LP	335,000	5.2500		3/15/2021	329,546
Duke Realty LP	365,000	5.9500		2/15/2017	386,783
Felcor Lodging LP - 144A	240,000	6.7500		6/1/2019	222,600
					1,400,242
RETAIL - 1.5%
Brown Shoe Co., Inc.	275,000	7.1250		5/15/2019	241,656
CVS Pass-Through Trust - 144A	111,256	7.5070		1/10/2032	129,496
Ferrellgas LP / Ferrellgas Finance Corp.	380,000	6.5000		5/1/2021	334,400
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.	2,000	8.6250		6/15/2020	1,975
Landry's Holdings, Inc. - 144A	260,000	11.5000		6/1/2014	253,500
Rite Aid Corp.	55,000	6.8750		8/15/2013	53,144
					1,014,171
SEMICONDUCTORS - 0.1%
Sensata Technologies BV - 144A	70,000	6.5000		5/15/2019	69,650

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
SOFTWARE - 0.6%
Fiserv, Inc.	$ 200,000	3.1250%		6/15/2016	$ 203,230
Fiserv, Inc.	95,000	4.7500		6/15/2021	98,474
Intuit, Inc.	105,000	5.7500		3/15/2017	118,384
					420,088
TELECOMMUNICATIONS - 3.1%
AT&T, Inc.	195,000	3.8750		8/15/2021	203,851
AT&T, Inc.	90,000	4.4500		5/15/2021	98,237
CenturyLink, Inc.	270,000	6.4500		6/15/2021	272,692
Cincinnati Bell, Inc.	160,000	8.3750		10/15/2020	162,800
CommScope, Inc. - 144A	325,000	8.2500		1/15/2019	320,125
GCI, Inc.	190,000	8.6250		11/15/2019	204,725
Goodman Networks, Inc. - 144A	350,000	12.1250		7/1/2018	335,125
Virgin Media Finance PLC	190,000	8.3750		10/15/2019	211,850
West Corp.	160,000	7.8750		1/15/2019	162,400
Windstream Corp.	80,000	7.0000		3/15/2019	80,100
Windstream Corp.	75,000	8.1250		9/1/2018	80,906
					2,132,811
TOBACCO - 0.3%
Altria Group, Inc.	75,000	9.2500		8/6/2019	99,756
Philip Morris International, Inc.	85,000	6.8750		3/17/2014	96,766
					196,522

TOTAL CORPORATE NOTES & BONDS (Cost - $28,608,387)					29,560,029

MUNICIPAL BONDS - 0.6%
Dallas Area Rapid Transit	160,000	5.2500		12/1/2048	168,490
New York City Municipal Water Finance Authority	240,000	5.0000		6/15/2044	255,679
TOTAL MUNICIPAL BONDS (Cost - $429,700)					424,169

MORTGAGE BACKED SECURITIES - 7.2%
Bear Stearns Commercial Mortgage Securities 2005-PWR9 A4B	520,000	4.9430		9/11/2042	514,657
Bear Stearns Commercial Mortgage Securities 2007-T28 A3	90,000	5.7930		9/11/2042	95,688
Citigroup Commercial Mortgage Trust 2008-C7 AM	135,000	6.0720	+	12/10/2049	125,438
Commercial Mortgage Pass Through Certificates 2005-C6 A5A	385,000	5.1160	+	6/10/2044	417,860
Commercial Mortgage Pass Through Certificates 2007-C9 A4	135,000	5.8137	+	12/10/2049	146,776
Credit Suisse Mortgage Capital Certificates 2006-C5 A3	300,000	5.3110		12/15/2039	316,164
Credit Suisse Mortgage Capital Certificates 2006-C1 A3	24,579	5.4197	+	2/15/2039	25,486
Credit Suisse Mortgage Capital Certificates 2006-C1 A4	590,000	5.4197	+	2/15/2039	634,864
JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CB19 AM	430,000	5.7385	+	2/12/2049	350,592
LB-UBS Commercial Mortgage Trust 2007-C7 A3	210,000	5.8660	+	9/15/2045	223,940
Morgan Stanley Capital I 2005-IQ10 A4B	455,000	5.2840	+	9/15/2042	488,999
Morgan Stanley Capital I 2007-T27 A4	425,000	5.6407	+	6/11/2042	459,493
Morgan Stanley Capital I 2007-T27 AJ	430,000	5.6407	+	6/11/2042	306,973
Morgan Stanley Capital I 2006-IQ11 A4	790,000	5.7295	+	10/15/2042	858,904
Wachovia Bank Commercial Mortgage Trust 2006-C23 A5	10,000	5.4160	+	1/15/2045	10,778
TOTAL MORTGAGE BACKED SECURITIES (Cost - $5,047,279)					4,976,612

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT & AGENCIES - 44.3%
U.S. GOVERNMENT AGENCY - 24.9%
Federal Home Loan Mortgage REMICS 2777 JA	$ 40,732	4.5000%		11/15/2017	$ 41,432
Federal Home Loan Mortgage REMICS 2904-CH	176,469	4.5000		4/15/2019	182,335
Federal National Mortgage Association	485,000	0.0000		10/9/2019	367,994
Federal National Mortgage Association 1999-M2 B	515,180	6.4793		3/25/2029	588,346
Federal National Mortgage Association REMICS 2003-42 HC	64,695	4.5000		12/25/2017	66,811
FGLMC Pool A46224	475,337	5.0000		7/1/2035	512,485
FGLMC Pool A62582	71,244	6.0000		6/1/2037	78,234
FGLMC Pool G01499	63,362	7.0000		1/1/2033	71,768
FGLMC Pool G01980	832,932	5.0000		12/1/2035	898,109
FGLMC Pool G03660	604,644	6.0000		12/1/2037	661,807
FGLMC Pool G05888	263,249	5.5000		10/1/2039	284,741
FGLMC Pool G06380	1,475,476	6.5000		2/1/2035	1,659,349
FNCL Pool 310041	446,238	6.5000		5/1/2037	494,213
FNCL Pool 703391	753,389	5.0000		5/1/2033	814,911
FNCL Pool 735061	175,972	6.0000		11/1/2034	194,996
FNCL Pool 866009	322,642	6.0000		3/1/2036	355,151
FNCL Pool 880117	133,225	5.5000		4/1/2036	145,338
FNCL Pool 889883	1,739,733	6.5000		3/1/2038	1,923,118
FNCL Pool 909141	60,983	6.0000		1/1/2038	68,554
FNCL Pool 909153	54,346	6.0000		2/1/2038	60,467
FNCL Pool 909175	136,497	5.5000		4/1/2038	150,634
FNCL Pool 909220	240,025	6.0000		8/1/2038	265,173
FNCL Pool 909223	157,048	6.0000		8/1/2038	174,170
FNCL Pool 929191	359,357	6.0000		3/1/2038	399,213
FNCL Pool 931983	1,231,940	5.5000		9/1/2039	1,337,812
FNCL Pool 931995	222,900	5.0000		9/1/2039	240,395
FNCL Pool 938574	1,061,105	5.5000		9/1/2036	1,156,774
FNCL Pool 962752	106,453	5.0000		4/1/2038	115,121
FNCL Pool 975649	698,011	6.0000		7/1/2038	765,990
FNCL Pool 995676	818,773	4.5000		5/1/2039	868,842
FNCL Pool AA0893	389,125	5.0000		12/1/2038	420,332
FNCL Pool AA0894	185,474	5.0000		12/1/2038	200,573
FNCL Pool AD0727	1,393,485	6.0000		8/1/2039	1,530,535
					17,095,723
U.S. TREASURY OBLIGATIONS - 19.4%
United States Treasury Bond	1,875,000	3.5000		2/15/2039	2,002,368
United States Treasury Note	435,000	3.1250		5/15/2019	478,398
United States Treasury Note	2,590,000	1.0000		8/31/2016	2,595,276
United States Treasury Note	5,690,000	2.6250		8/15/2020	6,006,506
United States Treasury Note	2,080,000	2.8750		3/31/2018	2,270,044
					13,352,592

TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $28,993,424)					30,448,315

BANK LOANS - 1.4%
Chrysler Group LLC	225,000	4.7500	+	5/24/2017	212,062
Roundy's Supermarkets	500,000	8.0000	+	4/16/2016	494,923
SpringLeaf Financial Funding	250,000	4.2500	+	5/10/2017	229,956
TOTAL BANK LOANS (Cost - $981,182)					936,941

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2011
		Dividend		Maturity	Market
Security	Shares	Rate		Date	Value
PREFERRED STOCK - 1.2%
BANKS - 0.9%
Abbey National Capital Trust I	245,000	8.9630	% +	Perpetual	$ 235,200
GMAC Capital Trust I	17,600	8.1250	+	2/15/2040	368,896
					604,096
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Citigroup Capital XIII	7,200	7.8750	+	10/30/2040	193,896

TOTAL PREFERRED STOCK (Cost - $885,105)	Principal				797,992
	Amount	Interest Rate
SHORT-TERM INVESTMENTS - 1.1%
MONEY MARKET FUND - 1.1%
Fidelity Institutional Money Market Funds - Government Portfolio	756,675	0.0100	% +		756,675
TOTAL SHORT-TERM INVESTMENTS (Cost - $756,675)

TOTAL INVESTMENTS - 98.9% (Cost - $65,701,752)					$ 67,900,733
OTHER ASSETS LESS LIABILITIES - 1.1%					768,727
NET ASSETS - 100.0%					$ 68,669,460

+ Variable rate security. Interest rate is as of October 31, 2011.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Government Bonds	44.84%	Bank Loans			1.38%
Corporate Bonds	43.88%	Preferred Stock			0.83%
Mortgage-Backed Securities	7.33%	Municipal Bonds			0.63%
Short-Term Investments	1.11%	Total			100.00%

* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements
Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, broadly lagged broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, and broad Treasuries, as measured by the BofA ML Treasury Master Index, over the fiscal year. High-yield bonds increased approximately 4.8 percent over the fiscal year, while broad investment-grade bonds increased 5.0 percent and broad Treasuries also increased 5.0 percent. Although high-yield bonds generally experienced a positive October, it was not strong enough to overcome the downturn in August and September. Over the most recent fiscal quarter, high-yield bonds fell 1.8 percent, while investment-grade bonds increased approximately 2.3 percent.

Within the high-yield bond market, securities rated single-B outperformed both bonds rated BB and bonds rated CCC and lower. Over the fiscal year, B-rated bonds increased 5.2 percent, while BB-rated increased 5.1 percent. Bonds rated CCC and lower significantly underperformed higher-rated bonds, increasing 2.7 percent over the fiscal year. During the last three months of the fiscal year, B-rated bonds decreased 1.6 percent, while BB-rated decreased 1.0 percent. Bonds rated CCC and lower decreased 5.3 percent over the final fiscal quarter. This decline in the lowest rated bonds brought performance over the two most recent fiscal quarters down to negative 6.7, while B- and BB-rated bonds were down 1.1 and up 0.6 percent, respectively. This was in sharp contrast to the first two quarters of the fiscal year when bonds rated CCC and lower outperformed B- and BB-rated bonds by 3.8 percent and 5.6 percent, respectively. The Sub-Adviser continued to focus on the B-rated bonds and on maturities less than seven years in order to have an average duration shorter than the benchmark index. The Fund’s significant allocation to single-B rated bonds slightly aided performance versus the benchmark index during the fiscal year, while the focus on shorter-term maturities generally detracted from relative performance as longer-term maturities broadly outperformed.

The Sub-Adviser continued to hold Synovus Financial Corporation (87161CAE5), even though it has been concerned that the holding was reaching the high-end of its valuation during the fiscal year. The holding increased 6.4 percent over the fiscal year, and 3.6 percent over the fourth fiscal quarter when high-yield bonds in general were struggling. Earthlink Inc. (270321AC6) bonds generally traded down with other high-yield bonds during the downturn mid-year, but the Sub-Adviser capitalized on this decline and purchased more of the company’s recently issued bonds, which benefited the Fund as the bonds rose 2.7 percent in the fourth fiscal quarter alone. Lucent Technologies Inc. (549463AC1) benefitted the Fund, up 9.2 percent over the fiscal year, but Lucent bond prices struggled significantly during the broad mid-year downturn in high-yield bonds, until the rise in October when the firm announced that it plans to sell a non-core asset for $1.5 billion. Merger and acquisition activity in the telecommunications sector benefitted the Fund’s exposure to Global Crossing Ltd. (37932JAC7), as it completed its merger with Level 3 Communications.

The Sub-Adviser believes that rising default rates may not be an issue in the short-term, but the Sub-Adviser continues to broadly avoid bonds rated CCC and lower. Although bonds rated CCC and lower have generally experience strong performance during the market rallies, the Sub-Adviser believes that market volatility will persist as the U.S. deals with the debt ceiling and Europe attempts to unravel its own financial crisis. The Sub-Adviser expects this market volatility to translate to even higher volatility in the lowest rated bonds and to a lesser extent in the higher rated bonds. Therefore, the Sub-Adviser has assumed a more defensive stance to the near-term investment environment and plans to remain cautious until these major world issues begin to show signs of reaching a viable resolution.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (7/1/05)
Class N	4.03%	16.03%	5.57%	5.40%
Class C Class A with load of 4.50% Class A without load	3.28% (0.79)% 3.84%	15.18% 13.99% 15.78%	4.78% N/A N/A	4.61% 3.66%* 4.65%*
ML High-Yield Bond Cash Pay Index	4.81%	22.75%	7.76%	7.75%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Bond Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.23% for Class N, 1.98% for Class C and 1.48% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2011
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
BONDS & NOTES - 90.0%
AIRLINES - 1.0%
Air Canada - 144A		$ 235,000	9.250%	8/1/2015	$ 222,075
Delta Air Lines, Inc. - 144A		230,000	12.250	3/15/2015	247,537
United Air Lines, Inc. - 144A		158,000	9.875	8/1/2013	165,110
					634,722
APPAREL - 0.4%
Perry Ellis International, Inc.		235,000	7.875	4/1/2019	239,700

AUTO PARTS & EQUIPMENT - 3.0%
Accuride Corp.		220,000	9.500	8/1/2018	215,050
Affinia Group Holdings, Inc.		545,000	9.000	11/30/2014	543,637
Exide Technologies		340,000	8.625	2/1/2018	340,850
Pittsburgh Glass Works LLC - 144A		495,000	8.500	4/15/2016	467,156
Titan International, Inc.		280,000	7.875	10/1/2017	292,950
					1,859,643
BANKS - 5.5%
CIT Group, Inc. - 144A		705,000	7.000	5/2/2016	705,000
Synovus Financial Corp.		940,000	4.875	2/15/2013	885,950
Synovus Financial Corp.		1,370,000	5.125	6/15/2017	1,171,350
Wachovia Capital Trust III		780,000	5.570 +	Perpetual	679,575
					3,441,875
BEVERAGES - 0.7%
CEDC Finance Corp. International, Inc. - 144A		630,000	9.125	12/1/2016	456,750

CHEMICALS - 0.2%
Huntsman International LLC		130,000	8.625	3/15/2021	134,225

COAL - 0.8%
Cloud Peak Energy Resources LLC		75,000	8.250	12/15/2017	80,625
Cloud Peak Energy Resources LLC		155,000	8.500	12/15/2019	163,525
Consol Energy, Inc.		215,000	8.000	4/1/2017	236,500
					480,650
COMMERCIAL SERVICES - 6.2%
ACE Cash Express, Inc. - 144A		525,000	11.000	2/1/2019	477,750
AE Escrow Corp. - 144A		155,000	9.750	3/15/2020	158,294
Avis Budget Car Rental LLC		710,000	7.750	5/15/2016	718,875
Avis Budget Car Rental LLC		170,000	8.250	1/15/2019	170,425
Cardtronics, Inc.		500,000	8.250	9/1/2018	528,750
CoreLogic, Inc. - 144A		270,000	7.250	6/1/2021	257,850
Emergency Medical Services Corp. - 144A		360,000	8.125	6/1/2019	355,950
National Money Mart Co.		485,000	10.375	12/15/2016	513,493
RSC Equipment Rental, Inc.		203,000	9.500	12/1/2014	206,806
TransUnion LLC		410,000	11.375	6/15/2018	451,000
					3,839,193
COMPUTERS - 1.7%
Seagate HDD Cayman - 144A		265,000	7.750	12/15/2018	278,250
Seagate Technology International - 144A		395,000	10.000	5/1/2014	451,287
Stream Global Services, Inc.		330,000	11.250	10/1/2014	343,200
					1,072,737
COSMETICS/PERSONAL CARE - 1.2%
Revlon Consumer Products Corp.		700,000	9.750	11/15/2015	748,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2011
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
DISTRIBUTION/WHOLESALE - 0.8%
WESCO Distribution, Inc.		$ 470,000	7.500%	10/15/2017	$ 475,287

DIVERSIFIED FINANCIAL SERVICES - 4.5%
Aircastle Ltd.		485,000	9.750	8/1/2018	519,556
E*Trade Financial Corp.		300,000	6.750	6/1/2016	305,250
E*Trade Financial Corp.		315,000	7.875	12/1/2015	311,456
E*Trade Financial Corp.		1,080,000	12.500	11/30/2017	1,250,100
International Lease Finance Corp.		240,000	5.625	9/20/2013	237,300
International Lease Finance Corp.		165,000	6.375	3/25/2013	164,175
					2,787,837
ELECTRIC - 3.1%
Calpine Construction Finance Co. - 144A		255,000	8.000	6/1/2016	269,344
Calpine Construction Finance Co. - 144A		275,000	7.250	10/15/2017	287,375
Mirant Mid Atlantic		501,762	10.060	12/30/2028	523,087
NRG Energy, Inc.		190,000	7.375	1/15/2017	197,362
NRG Energy, Inc. - 144A		495,000	7.625	1/15/2018	503,662
NRG Energy, Inc. - 144A		150,000	7.625	5/15/2019	148,687
					1,929,517
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Belden, Inc.		265,000	7.000	3/15/2017	267,650

ENTERTAINMENT - 3.3%
GWR Operating Partnership LLP		365,000	10.875	4/1/2017	390,550
Isle of Capri Casinos, Inc.		285,000	7.750	3/15/2019	274,312
Palace Entertainment Holdings LLC - 144A		385,000	8.875	4/15/2017	379,225
Pinnacle Entertainment, Inc.		400,000	7.500	6/15/2015	392,000
Pinnacle Entertainment, Inc.		235,000	8.625	8/1/2017	252,037
Universal City Development Partners Ltd.		331,000	8.875	11/15/2015	369,065
					2,057,189
FOOD - 0.3%
Smithfield Foods, Inc.		140,000	10.000	7/15/2014	163,450

FOREST PRODUCTS & PAPER - 1.6%
Boise Paper Holdings LLC		610,000	9.000	11/1/2017	655,750
Xerium Technologies, Inc. - 144A		360,000	8.875	6/15/2018	308,250
					964,000
GAS - 1.1%
Sabine Pass LNG LP		280,000	7.250	11/30/2013	281,400
Sabine Pass LNG LP		415,000	7.500	11/30/2016	412,925
					694,325
HEALTHCARE-PRODUCTS - 1.6%
Alere, Inc.		520,000	8.625	10/1/2018	521,950
DJO Finance LLC		245,000	10.875	11/15/2014	246,838
Universal Hospital Services, Inc.		235,000	8.500	6/1/2015	243,225
					1,012,013
HEALTHCARE-SERVICES - 1.1%
Aurora Diagnostics Holdings 144A		260,000	10.750	1/15/2018	261,300
Health Net, Inc.		235,000	6.375	6/1/2017	251,450
Res-Care, Inc.		195,000	10.750	1/15/2019	198,413
					711,163

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2011
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
HOUSEHOLD PRODUCTS - 1.1%
Prestige Brands, Inc.		$ 225,000	8.250%	4/1/2018	$ 230,625
Reynolds Group Issuer, Inc. - 144A		160,000	7.875	8/15/2019	167,200
Yankee Candle Co., Inc.		305,000	8.500	2/15/2015	312,625
					710,450
HOUSEWARES - 0.5%
Libbey Glass, Inc.		305,000	10.000	2/15/2015	326,350

INSURANCE - 1.0%
HUB International Holdings, Inc. - 144A		645,000	9.000	12/15/2014	645,000

INTERNET - 1.1%
Earthlink, Inc.		720,000	8.875	5/15/2019	683,100

INVESTMENT COMPANIES - 0.5%
Offshore Group Investments Ltd.		225,000	11.500	8/1/2015	241,875
Offshore Group Investments Ltd. - 144A		50,000	11.500	8/1/2015	54,750
					296,625
LEISURE TIME - 1.1%
NCL Corp. Ltd.		410,000	11.750	11/15/2016	473,550
Royal Caribbean Cruises Ltd.		215,000	6.875	12/1/2013	223,869
					697,419
LODGING - 1.9%
Boyd Gaming Corp.		200,000	9.125	12/1/2018	195,250
Gaylord Entertainment Co.		355,000	6.750	11/15/2014	350,563
MGM Resorts International		250,000	10.375	5/15/2014	279,063
MGM Resorts International		80,000	13.000	11/15/2013	92,400
Wynn Las Vegas LLC		250,000	7.875	5/1/2020	272,813
					1,190,089
MACHINERY-DIVERSIFIED - 0.4%
Dematic SA - 144A		280,000	8.750	5/1/2016	277,200

MEDIA - 5.7%
Clear Channel Worldwide Holdings, Inc.		330,000	9.250	12/15/2017	359,700
Cumulus Media, Inc. - 144A		480,000	7.750	5/1/2019	444,000
Entravision Communications Corp.		430,000	8.750	8/1/2017	428,925
LIN Television Corp.		275,000	8.375	4/15/2018	284,625
Nexstar Broadcasting, Inc.		250,000	8.875	4/15/2017	255,000
Salem Communications Corp.		397,000	9.625	12/15/2016	406,925
Sinclair Television Group, Inc.		390,000	8.375	10/15/2018	403,650
Sirius XM Radio, Inc. - 144A		375,000	8.750	4/1/2015	417,187
XM Satellite Radio, Inc. - 144A		295,000	7.625	11/1/2018	313,438
XM Satellite Radio, Inc. - 144A		235,000	13.000	8/1/2013	268,488
					3,581,938
METAL FABRICATE/HARDWARE - 0.8%
Atkore International, Inc. - 144A		475,000	9.875	1/1/2018	478,563

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2011
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
MISCELLANEOUS MANUFACTURING - 0.4%
Polypore International, Inc.		$ 270,000	7.500%	11/15/2017	$ 275,063

OFFICE FURNISHINGS - 0.4%
Interface, Inc.		230,000	7.625	12/1/2018	242,075
OFFICE / BUSINESS EQUIPMENT - 0.4%
CDW LLC - 144A		275,000	8.000	12/15/2018	277,406

OIL & GAS - 9.3%
Berry Petroleum Co.		500,000	8.250	11/1/2016	518,750
Bill Barrett Corp.		475,000	9.875	7/15/2016	527,250
Chaparral Energy, Inc.		530,000	8.875	2/1/2017	533,312
Chaparral Energy, Inc.		205,000	9.875	10/1/2020	223,450
Comstock Resources, Inc.		305,000	7.750	4/1/2019	292,800
Comstock Resources, Inc.		280,000	8.375	10/15/2017	282,450
Hercules Offshore, Inc. - 144A		470,000	10.500	10/15/2017	452,963
Linn Energy LLC		245,000	7.750	2/1/2021	257,556
Linn Energy LLC		355,000	8.625	4/15/2020	393,163
Parker Drilling Co.		250,000	9.125	4/1/2018	263,125
Quicksilver Resources, Inc.		160,000	11.750	1/1/2016	179,600
SandRidge Energy, Inc. - 144A		205,000	7.500	3/15/2021	198,850
SandRidge Energy, Inc. - 144A		295,000	9.875	5/15/2016	314,175
Swift Energy Co.		350,000	7.125	6/1/2017	346,062
Unit Corp.		275,000	6.625	5/15/2021	270,875
W&T Offshore, Inc. - 144A		365,000	8.500	6/15/2019	368,194
Western Refining, Inc. - 144A		315,000	11.250	6/15/2017	349,650
					5,772,225
OIL & GAS SERVICES - 3.2%
Basic Energy Services, Inc.		510,000	7.125	4/15/2016	518,288
Complete Production Services, Inc.		470,000	8.000	12/15/2016	488,800
Helix Energy Solutions Group, Inc. - 144A		640,000	9.500	1/15/2016	666,400
Trinidad Drilling Ltd. - 144A		290,000	7.875	1/15/2019	305,225
					1,978,713
PACKAGING & CONTAINERS - 1.7%
Packaging Dynamics Corp. - 144A		350,000	8.750	2/1/2016	343,000
Sealed Air Corp. - 144A		560,000	6.875	7/15/2033	478,933
Sealed Air Corp. - 144A		245,000	8.125	9/15/2019	266,437
					1,088,370
PHARMACEUTICALS - 2.2%
BioScrip, Inc.		570,000	10.250	10/1/2015	557,175
Patheon, Inc. - 144A		545,000	8.625	4/15/2017	459,162
Warner Chilcott Co. LLC		315,000	7.750	9/15/2018	326,419
					1,342,756
REITS - 2.3%
CNL Lifestyle Properties, Inc.		305,000	7.250	4/15/2019	276,025
Felcor Lodging LP - 144A		270,000	6.750	6/1/2019	250,425
Felcor Lodging LP		576,000	10.000	10/1/2014	626,400
Sabra Health Care LP		270,000	8.125	11/1/2018	264,937
					1,417,787

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2011
		Principal	Interest	Maturity	Market
Security		Amount	Rate	Date	Value
RETAIL - 1.5%
HSN, Inc.		$ 285,000	11.250%	8/1/2016	$ 314,213
Toys R Us Property Co. II LLC		260,000	8.500	12/1/2017	275,925
Wendy's Co.		325,000	10.000	7/15/2016	355,875
					946,013
SAVINGS & LOANS - 0.8%
Amsouth Bank/Birmingham AL		540,000	4.850	4/1/2013	514,350

SEMICONDUCTORS - 0.5%
MagnaChip Semiconductor SA		300,000	10.500	4/15/2018	308,250

SOFTWARE - 0.9%
MedAssets, Inc. - 144A		555,000	8.000	11/15/2018	543,206

TELECOMMUNICATIONS - 12.2%
Alcatel-Lucent USA, Inc.		480,000	6.450	3/15/2029	414,000
Alcatel-Lucent USA, Inc.		525,000	6.500	1/15/2028	455,437
Cincinnati Bell, Inc.		550,000	8.250	10/15/2017	556,188
Cincinnati Bell, Inc.		950,000	8.750	3/15/2018	903,687
Cricket Communications, Inc.		165,000	7.750	5/15/2016	169,538
Cricket Communications, Inc.		355,000	7.750	10/15/2020	306,188
Global Crossing Ltd.		315,000	12.000	9/15/2015	363,038
Global Crossing UK Finance PLC		350,000	10.750	12/15/2014	350,000
Integra Telecom Holdings Inc. - 144A		345,000	10.750	4/15/2016	305,325
ITC Deltacom, Inc.		845,000	10.500	4/1/2016	857,675
Level 3 Financing, Inc.		405,000	4.202 +	2/15/2015	373,613
Level 3 Financing, Inc.		295,000	9.250	11/1/2014	299,794
NII Capital Corp.		730,000	8.875	12/15/2019	770,150
PAETEC Holding Corp.		280,000	8.875	6/30/2017	297,150
Sprint Nextel Corp.		940,000	6.000	12/1/2016	829,550
TW Telecom Holdings, Inc .		345,000	8.000	3/1/2018	366,131
					7,617,464
TRANSPORTATION - 1.6%
Commercial Barge Line Co.		430,000	12.500	7/15/2017	457,413
Florida East Coast Railway Corp.		295,000	8.125	2/1/2017	296,475
Ship Finance International Ltd.		270,000	8.500	12/15/2013	257,850
					1,011,738

TOTAL BONDS & NOTES (Cost - $54,734,526)					56,192,201

PREFERRED STOCK - 2.7%			Dividend
BANKS - 2.7%		Shares	Rate
Wells Fargo & Co., Convertible Series L		365	7.500%		385,440
Zions Bancorporation, Series C		50,275	9.500		1,301,117
TOTAL PREFERRED STOCK (Cost - $1,247,612)					1,686,557

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2011

		Principal	Interest		Market
Security		Amount	Rate		Value
SHORT-TERM INVESTMENTS - 5.2%
MONEY MARKET FUND - 5.2%
First American Government Obligations Fund		$ 3,232,170	0.00%+		$ 3,232,170
TOTAL SHORT-TERM INVESTMENTS (Cost - $3,232,170)

TOTAL INVESTMENTS - 97.9% (Cost - $59,214,308)					$ 61,110,928
OTHER ASSETS LESS LIABILITIES - 2.1%					1,336,314
NET ASSETS - 100.0%					$ 62,447,242

+ Variable rate security. Interest rate is as of October 31, 2011.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
B3	29.05%		Baa3		2.48%
B2	25.51%		Ba2		1.86%
B1	15.57%		Ba1		1.76%
Caa1	6.23%		Baa2		0.60%
Ba3	6.13%		Caa2		0.57%
NR	4.95%		Short-Term Investments		5.29%
			Total		100.00%
* Based on total market value of investments as of October 31, 2011
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Growth Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/short investment strategies were down 1.0 percent, as measured by the IQ Hedge Long/Short Beta Index, for the fiscal 12-month period ending October 31, 2011. As the Fund utilizes defensive equity strategies including long/short strategies and hedging, the Sub-Adviser has the ability to lessen the impact of market volatility which significantly aided in the outperformance of the benchmark index.

The first fiscal quarter saw the Sub-Adviser take an extremely conservative approach in anticipation of volatile markets, with capital preservation as its primary goal.  The Fund maintained its short position in ProShares UltraShort QQQ (QID), an inverse ETF that seeks to return twice the inverse performance of the NASDAQ-100 index, and added a position in ProShares UltraShort S&P 500 (SDS), an inverse ETF that seeks to return twice the inverse performance of the S&P 500.  Armour Residential REIT (ARR), which invests in residential mortgage-backed securities issued or guaranteed by a U.S. Government-chartered entity, was added by the Fund in anticipation of a possible recovery in the real estate market.

Long/short investment strategies gained 4.6 percent in the second fiscal quarter lagging the broad equity markets as stocks extended gains from the previous quarter. The Sub-Adviser expressed concern with the end of quantitative easing and the effects it may have on the markets, which led to the Fund increasing its short positions. The heavy weighting in short positions detracted from the overall performance of the Fund as equity markets continued to post gains. The Sub-Adviser’s focus was also on stocks with attractive valuations relative to peers that also offered a high dividend yield.  Invesco Mortgage Capital (IVR), one such company, gained 6.9 percent since being added in late March and also had a 12-month average yield of 16.3 percent at the end of the last fiscal quarter.

The third fiscal quarter saw the broad equity markets contract, with the S&P 500 index falling 4.8 percent. Long /short investment strategies outperformed the broad equity markets, posting a decline of 3.8 percent. The Sub-Adviser added to its largest position, ProShares UltraShort S&P 500, which benefitted the Fund as equity markets sharply reversed their upward trend during the previous quarter. The Fund also added a position in PowerShares DB US Dollar Index Bullish Fund (UUP), to capitalize on any possible strengthening in the U.S. dollar. Armour Residential REIT, Inc. (ARR) posted a 12-month yield of over 20 percent at the end of the fiscal quarter while also increasing in share value.  The Fund also captured gains from the technology sector with Microsoft, Inc. (MSFT) and Google, Inc. (GOOG), posting gains of 6.4 percent and 11.0 percent, respectively.

Investor uncertainty relating to the sovereign debt crisis in Europe characterized a fourth fiscal quarter which saw long/short investment strategies fall 3.8 percent. The Sub-Adviser continued to emphasize income generation within the Fund, seeking out companies that offered a high dividend yield in relation to peers and believed that REITs were well-positioned to provide income and stability to the Fund.  A position in Two Harbors Investment Corporation (TWO), a REIT mortgage company, was added to the Fund. An additional REIT position was also added to the Fund with the purchase of Chimera Investment Corporation (CIM). Large cap names such as Merck (MRK), a pharmaceutical company, and Kraft Foods, Inc. (KFT), a manufacturer of packaged foods, were also added to the Fund as the Sub-Adviser anticipated that they would provide stability during volatile market conditions.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Since Inception (4/30/2010)
Class N	0.30%	N/A	N/A	1.33%
Class C Class A with load of 5.75% Class A without load	(0.79)% (5.84)% (0.10)%	N/A N/A N/A	N/A N/A N/A	0.33% (2.90)% 1.00%
IQ Hedge Long/Short Beta Index	(1.02)%	N/A	N/A	4.71%

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.82% for Class N, 3.82% for Class C and 3.07% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Growth Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 69.5%
BANKS - 3.9%			PHARMACEUTICALS - 7.8%
JPMorgan Chase & Co.	13,000	$ 451,880	Abbott Laboratories	6,500	$ 350,155
			Merck & Co., Inc.	11,000	379,500
BEVERAGES - 3.3%			Ventrus Biosciences, Inc.	22,000	181,500
PepsiCo, Inc.	6,000	377,700			911,155
			REITS - 23.4%
COMPUTERS - 4.3%			ARMOUR Residential REIT, Inc.	21,000	150,150
Hewlett-Packard Co.	9,000	239,490	Chimera Investment Corp.	150,000	451,500
Seagate Technology PLC	8,000	129,200	Dynex Capital, Inc.	10,000	87,600
Smart Technologies, Inc. - Cl. A *	40,000	136,800	Invesco Mortgage Capital, Inc.	52,000	820,560
		505,490	Two Harbors Investment Corp.	98,000	916,300
COSMETICS/PERSONAL CARE - 1.7%			Whitestone REIT - Cl. B	26,000	304,200
Avon Products Inc.	11,000	201,080			2,730,310
			SEMICONDUCTORS - 5.4%
ELECTRIC - 1.6%			Anadigics, Inc. *	50,000	131,500
TECO Energy, Inc.	10,000	185,700	Applied Materials, Inc.	10,000	123,200
			Intel Corp.	5,000	122,700
ENVIRONMENTAL CONTROL - 1.1%			Intersil Corp. - Cl. A	12,000	143,640
Waste Management, Inc.	4,000	131,720	Maxim Integrated Products, Inc.	4,000	104,640
					625,680
FOOD - 4.3%			SOFTWARE - 0.9%
Kraft Foods, Inc. - Cl. A	8,000	281,440	Microsoft Corp.	4,000	106,520
Safeway, Inc.	5,000	96,850
SUPERVALUE, Inc.	15,000	120,300	TELECOMMUNICATIONS - 6.2%
		498,590	CenturyLink, Inc.	15,000	528,900
FOREST PRODUCTS & PAPER - 1.2%			Telefonica SA - ADR	9,000	192,330
International Paper Co.	5,000	138,500			721,230

MISCELLANEOUS MANUFACTURING - 1.8%			TOTAL COMMON STOCK (Cost - $7,819,249)		8,097,701
General Electric Co.	12,600	210,546
			EXCHANGE TRADED FUNDS - 13.9%
OIL & GAS - 2.6%			EQUITY FUND - 13.9%
Marathon Oil Corp.	5,000	130,150	ProShares UltraShort S&P500	80,000	1,621,600
Transocean Ltd/Switzerland	3,000	171,450	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,635,200)
		301,600
			TOTAL INVESTMENTS - 83.4% (Cost - $9,454,449)		$ 9,719,301
			OTHER ASSETS LESS LIABILITIES - 16.6%		1,933,545
			NET ASSETS - 100.0%		$ 11,652,846

* Non-income producing security.
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.
Portfolio Composition * - Unaudited
Financial	39.30%		Industrial	4.23%
Consumer, Non-cyclical	24.56%		Energy	3.72%
Technology	15.28%		Utilities	2.29%
Communications	8.91%		Basic Materials	1.71%
			Total	100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index, rose 2.0 percent in the 12-month period ending October 31, 2011. The convertible market remained weak throughout the fiscal year as new issuance of convertible securities was at its lowest level in more than a decade. The Sub-Adviser attributes this mainly to near record low interest rates which typically make issuance of convertible securities unattractive to most firms. In instances of extremely low interest rates it is generally more cost effective to issue a conventional bond rather than a convertible. The Fund has maintained a general focus on stocks, as the majority of new issues have been speculative grade, which the Sub-Adviser tends to avoid.

An overweight to the energy sector detracted from performance on average over the 12-month period ending October 31, 2011. The Sub-Adviser overweighted the sector by as much as 5 percent during the first half of the fiscal year before trimming that exposure to a 3 percent overweight in the third fiscal quarter then finally ending the fiscal year with an approximate equal weighting. An expected slowdown in the world economy was cited by the Sub-Advisor as the reason for cutting back exposure by such a large amount. Security selection also had a somewhat negative effect on the Fund. Schlumberger Limited (SLB), an oil and gas equipment manufacturer, was one of the better performers in this sector, gaining approximately 6.3 percent over the fiscal year.

Both security selection and a strong overweight to the information technology sector enhanced performance in the 12month period ending October 31, 2011. The Sub-Adviser overweighted the sector throughout the fiscal year, ending the period at approximately 16 percent above the index weighting. Teradata Corporation (TDC), a diversified computer systems firm, gained more than 51 percent during this period.

The Fund’s higher quality-bias, specifically an underweight to the most speculative grade issues, detracted from performance in the first half of the fiscal year. Investment-grade convertible securities outperformed their speculative grade counterparts in the second half, however, particularly in the final three months of the fiscal year when significant concern regarding Europe and a slowdown in the world economy began to materialize. While the Sub-Adviser did own some speculative-grade convertibles, its internal risk control strategy does not allow the Fund to hold convertibles rated CCC and below.

The Sub-Adviser also maintained a low conversion premium as compared to the benchmark index, having an average conversion premium nearly half that of the index. The conversion premium is the amount by which the price of a convertible security exceeds the current market value of the common equity into which it may be converted. A higher conversion premium generally may mean that the price movement of the underlying stock will have a greater effect on the price of the convertible bond.

Going forward, the Sub-Adviser anticipates weaker growth in the U.S. economy and will try to identify companies with diversified revenue streams. Particularly, it will target firms with exposure to emerging markets as these economies now hold a much larger share of global GDP than in past decades.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.56%	17.60%	4.69%	5.24%
Class C Class A with load of 5.75% Class A without load	6.49% 1.11% 7.33%	16.49% 15.05% 17.34%	3.65% N/A N/A	4.22% 2.90%* 4.16%*
ML Conv. ex Mandatory Index	2.00%	18.37%	3.72%	4.35%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.52% for Class N, 2.52% for Class C and 1.77% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2011
				Market
Security			Shares	Value
COMMON STOCK - 48.4%
BEVERAGES - 1.7%
Coca-Cola Co.			7,650	$ 522,648

BIOTECHNOLOGY - 1.2%
Biogen Idec, Inc. *			3,350	389,806

COMMERCIAL SERVICES - 1.2%
Mastercard, Inc. - Cl. A			1,050	364,602

COMPUTERS - 4.4%
Accenture PLC - Cl. A			8,775	528,782
Dell, Inc. *			20,000	316,200
Teradata Corp. *			9,050	539,923
				1,384,905
DIVERSIFIED FINANCIAL SERVICES - 1.8%
Franklin Resources, Inc.			3,000	319,890
T Rowe Price Group, Inc.			4,600	243,064
				562,954
ENGINEERING & CONSTRUCTION - 1.0%
ABB Ltd. - ADR *			17,500	329,175

INTERNET - 5.4%
Amazon.com, Inc. *			2,450	523,099
eBay, Inc. *			25,500	811,665
Yahoo!, Inc. *			23,500	367,540
				1,702,304
MINING - 2.6%
Barrick Gold Corp.			7,000	346,500
Freeport-McMoRan Copper & Gold, Inc.			12,125	488,152
				834,652
MISCELLANEOUS MANUFACTURING - 4.6%
Dover Corp.			8,500	472,005
Eaton Corp.			17,000	761,940
Siemens AG - ADR			2,000	209,940
				1,443,885
OIL & GAS - 3.2%
Helmerich & Payne, Inc.			8,700	462,666
Occidental Petroleum Corp.			3,915	363,860
Patterson-UTI Energy, Inc.			9,600	195,072
				1,021,598
OIL & GAS SERVICES - 3.4%
Baker Hughes, Inc.			13,000	753,870
Schlumberger Ltd.			4,450	326,942
				1,080,812
PHARMACEUTICALS - 3.6%
Johnson & Johnson			8,100	521,559
Mead Johnson Nutrition Co.			4,900	352,065
Novo Nordisk A/S - ADR			2,550	271,065
				1,144,689
RETAIL - 0.6%
Wal-Mart Stores, Inc.			3,450	195,684

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2011
				Market
Security			Shares	Value
SEMICONDUCTORS - 5.4%
ARM Holdings PLC - ADR			26,580	$ 746,632
Intel Corp.			10,000	245,400
QUALCOMM, Inc.			13,750	709,500
				1,701,532
SOFTWARE - 8.3%
Autodesk, Inc. *			9,900	342,540
Check Point Software Technologies Ltd. *			8,200	472,566
Microsoft Corp.			25,000	665,750
Oracle Corp.			35,000	1,146,950
				2,627,806

TOTAL COMMON STOCK (Cost - $13,084,367)				15,307,052

	Principal	Interest	Maturity
CONVERTIBLE BONDS - 43.2%	Amount	Rate	Date
ADVERTISING - 1.1%
Omnicom Group, Inc.	$342,000	0.000%	7/1/2038	363,375

BIOTECHNOLOGY - 5.0%
Gilead Sciences, Inc.	160,000	1.000	5/1/2014	177,494
Gilead Sciences, Inc.	725,000	1.625	5/1/2016	848,105
Illumina, Inc. - 144A	175,000	0.250	3/15/2016	136,062
Illumina, Inc.	216,000	0.625	2/15/2014	317,250
Vertex Pharmaceuticals, Inc.	105,000	3.350	10/1/2015	113,554
				1,592,465
COMPUTERS - 4.4%
EMC Corp.	650,000	1.750	12/1/2013	1,037,562
SanDisk Corp.	300,000	1.500	8/15/2017	359,625
				1,397,187
ENTERTAINMENT - 1.0%
International Game Technology	270,000	3.250	5/1/2014	324,338

HEALTHCARE-PRODUCTS - 3.7%
Hologic, Inc.	275,000	2.000	12/15/2037	293,219
Medtronic, Inc.	625,000	1.625	4/15/2013	629,687
Stryker Corp.	250,000	3.000	1/15/2015	262,390
				1,185,296
HOLDING COMPANIES-DIVERSIFIED - 0.9%
Leucadia National Corp.	210,000	3.750	4/15/2014	272,212

INTERNET - 4.6%
Equinix, Inc.	310,000	2.500	4/15/2012	319,565
Priceline.com, Inc. - 144A	270,000	1.250	3/15/2015	478,237
Symantec Corp.	570,000	1.000	6/15/2013	664,050
				1,461,852
IRON/STEEL - 0.8%
Allegheny Technologies, Inc.	186,000	4.250	6/1/2014	253,425

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2011
	Principal	Interest	Maturity	Market
Security	Amount	Rate	Date	Value
MACHINERY-DIVERSIFIED - 1.2%
AGCO Corp.	$300,000	1.250%	12/15/2036	$ 378,750

MEDIA - 0.5%
Liberty Interactive LLC	190,000	3.250	3/15/2031	155,048

MINING - 5.3%
Goldcorp, Inc.	420,000	2.000	8/1/2014	544,950
Newmont Mining Corp.	525,000	1.250	7/15/2014	801,938
Newmont Mining Corp.	200,000	1.625	7/15/2017	313,250
				1,660,138
MISCELLANEOUS MANUFACTURING - 1.1%
Danaher Corp.	250,000	0.000	1/22/2021	351,875

OIL & GAS - 2.8%
Chesapeake Energy Corp.	550,000	2.750	11/15/2035	598,812
Pioneer Natural Resources Co.	186,000	2.875	1/15/2038	273,188
				872,000
PHARMACEUTICALS - 1.3%
Endo Pharmaceuticals Holdings, Inc.	155,000	1.750	4/15/2015	193,363
Medicis Pharmaceutical Corp.	150,000	2.500	6/4/2032	203,063
				396,426
SEMICONDUCTORS - 4.7%
Intel Corp.	410,000	3.250	8/1/2039	519,675
Lam Research Corp. - 144A	220,000	0.500	5/15/2016	218,350
Lam Research Corp. - 144A	110,000	1.250	5/15/2018	108,763
Rovi Corp.	265,000	2.625	2/15/2040	335,556
Xilinx, Inc.	230,000	2.625	6/15/2017	295,981
				1,478,325
SOFTWARE - 4.8%
Electronic Arts, Inc. - 144A	350,000	0.750	7/15/2016	357,875
Nuance Communications, Inc.	350,000	2.750	8/15/2027	525,875
RightNow Technologies, Inc. - 144A	190,000	2.500	11/15/2030	276,212
VeriFone Systems, Inc.	325,000	1.375	6/15/2012	360,750
				1,520,712

TOTAL CONVERTIBLE BONDS (Cost - $12,509,573)				13,663,424
			Dividend
		Shares	Rate
PREFERRED STOCK - 6.0%
AGRICULTURE - 0.5%
Bunge Ltd.		1,550	4.875%	152,179

BANKS - 1.1%
Wells Fargo & Co.		325	7.500	343,200

DIVERSIFIED FINANCIAL SERVICES - 0.7%
AMG Capital Trust II		5,500	5.150	219,313

INSURANCE - 0.8%
MetLife, Inc.		3,850	5.000	261,454

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2011
			Dividend	Market
Security		Shares	Rate	Value
OIL & GAS - 2.9%
Apache Corp.		10,800	6.000%	$ 608,039
Chesapeake Energy Corp.		260	5.750	301,600
				909,639

TOTAL PREFERRED STOCK (Cost - $1,829,740)				1,885,785

SHORT-TERM INVESTMENTS - 1.8%			Interest
MONEY MARKET FUND - 1.8%			Rate
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio		567,509	0.09%+	567,509
TOTAL SHORT-TERM INVESTMENTS (Cost - $567,509)

TOTAL INVESTMENTS - 99.4% (Cost - $27,991,189)				$ 31,423,770
OTHER ASSETS LESS LIABILITIES - 0.6%				175,127
NET ASSETS - 100.0%				$ 31,598,897

*Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2011.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Common Stock		48.71%
Convertible Bonds		43.48%
Preferred Stock		6.00%
Short-Term Investments		1.81%
Total		100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, underperformed large cap growth stocks, as measured by the Russell 1000 Growth Index,  in the 12-month period ending October 31, 2011, lagging large cap growth stocks by more than 3 percent.  In a period marked by extreme volatility, investors appeared to grow more confident in the economy and tended to gravitate more toward cyclically volatile growth stocks.

In a turnaround from the last fiscal year, exposure to the financial sector contributed positively to Fund performance.  An underweight to the sector of nearly 12 percent on average was the main reason for the outperformance, but financial stocks in the Fund also outperformed financials contained in the benchmark index by more than 5 percent.  American Express Company (AXP), a credit card and travel-related services firm, returned 19 percent in the 12-month period ending October 31, 2011.

The industrials sector detracted somewhat from performance after being the top contributor in the prior fiscal year.  The Sub-Adviser overweighted the sector by more than 5 percent as industrials securities underperformed the overall index.  Ingersoll-Rand Corporation (IR), which engages in the manufacture, sale and service of a wide variety of commercial and industrial products, had less than a 2 percent return over the fiscal year.  The Sub-Adviser still sees value in the firm, however, and plans to hold the stock unless unforeseen events within the firm materialize.

The healthcare sector added value to the Fund over the fiscal year as the Sub-Adviser’s selections outpaced healthcare stocks within the index by more than 11 percent.  A 2 percent overweight to the sector provided an added boost to performance as well.  Watson Pharmaceuticals, Inc. (WPI), a specialty pharmaceutical company, was a top contributor to the Fund, gaining nearly 44 percent during the fiscal year.

Exposure to the consumer staples sector was a slight negative for the Fund, mainly due to a near 2 percent underweight to the sector.  Selections within the sector were more or less in line with consumer staples securities contained in the benchmark.  The sector still outperformed the overall benchmark by approximately 4 percent, but had a somewhat muted effect due to the low weighting.

Energy stocks in the Fund had an overall positive effect on the Fund despite selection underperformance.  Energy stocks within the benchmark index and the Fund both outperformed the overall index considerably, which negated the Fund’s relative underperformance in the sector.  A 4 percent overweight also added to performance.  Chevron Corporation (CVX), a major integrated oil and gas firm, was one of the better performers in the Fund, gaining 31 percent in the 12-month period ending October 31, 2011.

Going forward, the Sub-Adviser does not plan to make any material changes to the Fund.  It will continue to reduce or eliminate positions with high exposure to Europe and look for firms with exposure to Asian markets, where stronger growth is expected.  While the U.S. economy is expected to remain sluggish, the Sub-Adviser sees pockets of growth, particularly in the technology sector, as firms try to improve efficiency and consumers continue to buy relatively low cost items, such as smart phones and tablets.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.06%	10.24%	(0.87)%	2.31%
Class C Class A with load of 5.75% Class A without load	5.96% 0.61% 6.78%	9.14% 7.85% 10.00%	(1.85)% N/A N/A	1.31% (3.15)%* (1.95)%*
Russell 1000 Value Index	6.16%	8.78%	(2.05)%	2.14%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.40% for Class N, 2.40% for Class C and 1.65% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.5%
AEROSPACE/DEFENSE - 4.6%			MEDICAL - 5.7% (continued)
Honeywell International, Inc.	17,772	$ 931,253	Laboratory Corp. of America Holdings *	8,902	$ 746,433
United Technologies Corp.	13,716	1,069,574	Quest Diagnostics, Inc.	9,000	502,200
		2,000,827			2,452,695
BANKS - 11.4%			MINING - 3.6%
Bank of New York Mellon Corp.	36,300	772,464	Freeport-McMoRan Copper & Gold, Inc.	38,700	1,558,062
Goldman Sachs Group Inc.	7,200	788,760
JPMorgan Chase & Co.	34,202	1,188,862	OIL & GAS - 14.1%
US Bancorp	26,307	673,196	Apache Corp.	13,932	1,388,045
Wells Fargo & Co.	57,300	1,484,643	Chevron Corp.	18,200	1,911,910
		4,907,925	ConocoPhillips	17,196	1,197,701
BEVERAGES - 1.5%			Hess Corp.	11,400	713,184
Beam, Inc.	13,067	645,902	Transocean Ltd.	15,600	891,540
					6,102,380
COMPUTERS - 4.4%			OIL&GAS SERVICES - 1.2%
EMC Corp. *	38,100	933,831	Halliburton Co.	14,200	530,512
SanDisk Corp. *	19,300	977,931
		1,911,762	PHARMACEUTICALS - 6.0%
CONGLOMERATES - 8.5%			AmerisourceBergen Corp.	33,200	1,354,560
Dover Corp.	21,100	1,171,683	Watson Pharmaceuticals, Inc. *	18,300	1,229,028
Emerson Electric Co.	16,652	801,294			2,583,588
General Electric Co.	101,727	1,699,858	RETAIL - 6.4%
		3,672,835	Kohl's Corp.	13,500	715,635
COSMETICS/PERSONAL CARE - 3.2%			Best Buy Co., Inc.	28,100	737,063
Procter & Gamble Co.	21,400	1,369,386	Wal-Mart Stores, Inc.	22,500	1,276,200
					2,728,898
DIVERSIFIED FINANCIAL SERVICES - 2.5%			SEMICONDUCTORS - 3.4%
American Express Co.	21,500	1,088,330	Intel Corp.	59,028	1,448,547

ELECTRIC - 2.2%			SOFTWARE - 4.8%
NextEra Energy, Inc.	16,936	955,190	Microsoft Corp.	43,700	1,163,731
			Oracle Corp.	28,000	917,560
ELECTRIC UTILITIES - 2.5%					2,081,291
Public Service Enterprise Group, Inc.	32,200	1,085,140	TELEPHONE - INTERGRATED - 3.4%
			AT&T, Inc.	50,045	1,466,819
HEALTHCARE-SERVICES - 3.5%
Covance, Inc. *	11,100	563,103	TOBACCO - 1.7%
Humana, Inc.	11,300	959,257	Philip Morris International, Inc.	10,695	747,260
		1,522,360
INSURANCE - 1.4%			TOTAL COMMON STOCK (Cost - $34,218,090)		42,974,910
Allstate Corp.	23,132	609,297
			SHORT-TERM INVESTMENTS - 0.5%
INTERNET - 1.8%			MONEY MARKET FUND - 0.5%
eBay Inc. *	24,300	773,469	STIT-STIC Prime Portfolio - 0.09% +	191,501	191,501
			TOTAL SHORT-TERM INVESTMENTS (Cost - $191,501)
MEDIA - 1.7%
Time Warner Cable, Inc. - Cl. A	11,500	732,435	TOTAL INVESTMENTS - 100.0% (Cost - $34,409,591)		$ 43,166,411
			OTHER ASSETS LESS LIABILITIES - 0.0%		6,832
MEDICAL - 5.7%			NET ASSETS - 100.0%		$ 43,173,243
Baxter International, Inc.	21,900	1,204,062

* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2011.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2011

Portfolio Composition * - Unaudited
Consumer Non-Cyclical	21.69%		Communications		6.92%
Energy	15.43%		Consumer Cyclical		6.35%
Financial	15.37%		Utilities		4.75%
Industrial	13.20%		Basic Materials		3.63%
Technology	12.66%		Total		100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.
Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners, LLC)

Large cap growth equities, as measured by the Russell 1000 Growth Index, gained 9.9 percent over the 12-month period ending October 31, 2011, outperforming large cap value stocks as measured by the Russell 1000 Value Index which posted a gain of 6.1 percent. This could be attributed to large cap value indices having heavy weightings in the financial services, and energy sectors, both of which underperformed the broad equity markets substantially during the second half of the fiscal year.

The first fiscal quarter saw quantitative easing measures being taken by the Federal Reserve in an effort to stimulate economic growth.  This presented some challenges to the Sub-Adviser in that its bottom up stock selection process may have been out of favor due to strong correlation between individual stocks and broad equity markets. Despite the challenges, the Fund benefitted from positions in companies such as Wells Fargo & Co. (WFC), which posted a strong quarterly return of 24 percent. The consumer staples sector lagged the broad markets as is generally the case when equity markets advance driven by investors rotating into riskier sectors seeking greater returns.

Large cap growth stocks continued their advance in the second fiscal quarter albeit at a slower pace than in the first fiscal quarter, moving up nearly 7.0 percent, slightly outperforming the broad equity markets. The Fund’s performance was enhanced by positions in Exxon Mobil Corporation (XOM) and Chevron (CVX) as energy stocks benefitted from rising energy costs. The information technology sector lagged equity markets and contributed to the Fund’s underperformance relative to the benchmark. Two positions within the Fund, Microsoft Corporation (MSFT) and Hewlett-Packard Company (HP), declined as fierce competition from smart phone and tablet computing companies made meeting or exceeding earnings estimates difficult.  The Sub-Adviser felt that despite the recent underperformance of these companies, their valuations and long-term growth potential justified maintaining positions.

Positive economic sentiment waned during the third fiscal quarter, particularly in June, as investors faced the end of the Federal Reserve’s second round of easing.  The Fund benefitted from being overweight in the industrials and healthcare sectors with companies like Goodrich Corporation (GR), a supplier of aerospace components, systems and services, posting an 8 percent gain in the fiscal quarter. Financials detracted from the overall performance of the Fund as difficult credit markets continued to plague the financial services sector. Wells Fargo & Co. (WFC) fell 3.6 percent and Berkshire Hathaway, Inc. (BRK/B) gave up 10.9 percent over the period. Large cap growth stocks in general ended the fiscal quarter down 3.5 percent.

The fourth fiscal quarter was characterized by extreme volatility as markets digested the ongoing news concerning the debt crisis in Europe. August and September both saw declines with October strongly rebounding possibly due to a debt resolution finally being put forth. Despite these challenges, the Sub-Adviser saw buying opportunities as it believed that cyclical names could be found trading at recession level valuations. Positions were increased in companies such as Expeditors International (EXPD), a provider of logistics services, and Honeywell International (HON), a diversified technology and manufacturing company.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	4.91%	5.17%	(3.29)%	(0.84)%
Class C Class A with load of 5.75% Class A without load	3.64% (1.36)% 4.61%	4.00% 2.92% 4.95%	(4.26)% N/A N/A	(1.83)% (5.13)%* (3.97)%*
Russell 1000 Growth Index	9.92%	15.62%	3.04%	4.21%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.27% for Class N, 2.27% for Class C and 1.52% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.8%
AEROSPACE/DEFENSE - 1.4%			MEDIA - 4.9%
United Technologies Corp.	6,138	$ 478,641	Viacom, Inc. - CL B	13,901	$ 609,559
			Walt Disney Co.	30,280	1,056,166
APPAREL - 3.7%					1,665,725
Coach, Inc.	8,885	578,147	OIL & GAS - 9.4%
NIKE, Inc., CL B	7,216	695,262	Chevron Corp.	7,646	803,212
		1,273,409	Exxon Mobil Corp.	18,729	1,462,548
BEVERAGES - 5.6%			Occidental Petroleum Corp.	10,335	960,535
Anheuser-Busch InBev NV - ADR	15,751	873,708			3,226,295
PepsiCo, Inc.	16,540	1,041,193	PHARMACEUTICALS - 1.3%
		1,914,901	Johnson & Johnson	7,259	467,407
CHEMICALS - 4.7%
Air Products & Chemicals, Inc.	9,512	819,364	RETAIL - 5.8%
Praxair, Inc.	7,920	805,226	Home Depot, Inc.	24,299	869,904
		1,624,590	Target Corp.	20,224	1,107,264
COMMERCIAL SERVICES - 3.4%					1,977,168
Paychex, Inc.	16,999	495,351	SEMICONDUCTORS - 2.5%
Visa, Inc. - Cl. A	7,038	656,364	Maxim Integrated Products, Inc.	32,673	854,726
		1,151,715
COMPUTERS - 6.1%			SOFTWARE - 9.4%
Apple, Inc. *	2,915	1,179,934	Autodesk, Inc. *	18,403	636,744
NetApp, Inc. *	21,755	891,085	Microsoft Corp.	43,173	1,149,697
		2,071,019	Oracle Corp.	43,458	1,424,119
COSMETICS/PERSONAL CARE - 3.8%					3,210,560
Procter & Gamble Co.	20,084	1,285,175	TELECOMMUNICATIONS - 5.4%
			American Tower Corp. - Class A *	20,194	1,112,689
ELECTRONICS - 5.0%			QUALCOMM, Inc.	14,195	732,462
Honeywell International, Inc.	23,888	1,251,731			1,845,151
Thermo Fisher Scientific, Inc. *	8,811	442,929	TRANSPORTATION - 6.8%
		1,694,660	Expeditors International of Washington, Inc.	22,544	1,028,006
FOOD - 2.9%			FedEx Corp.	9,387	768,138
Kraft Foods, Inc. - Cl. A	27,732	975,612	Union Pacific Corp.	5,224	520,154
					2,316,298
HEALTHCARE-PRODUCTS - 4.1%
Baxter International, Inc.	14,012	770,380	TOTAL COMMON STOCK		33,396,282
St. Jude Medical, Inc.	16,423	640,497	( Cost - $30,037,029)
		1,410,877
INSURANCE - 6.1%			SHORT-TERM INVESTMENTS - 1.2%
Berkshire Hathaway, Inc. - CL B *	18,019	1,402,959	MONEY MARKET FUND - 1.2%
Markel Corp. *	1,766	682,559	Fidelity Institutional Money Market	403,054	403,054
		2,085,518	Money Market Portfolio - 0.14% +
INTERNET - 2.9%			TOTAL SHORT-TERM INVESTMENTS
Google Inc. - Cl. A *	1,671	990,301	( Cost - $403,054)

MACHINERY-CONSTRUCTION & MINING - 2.6%			TOTAL INVESTMENTS - 99.0%		$ 33,799,336
Joy Global, Inc.	10,052	876,534	( Cost - $30,440,083)
			OTHER ASSETS LESS LIABILITIES - 1.0%		329,075
* Non-Income producing security.			NET ASSETS - 100.0%		$ 34,128,411
+ Variable rate security. Interest rate is as of October 31, 2011.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2011

Portfolio Composition * - Unaudited

Consumer, Non-Cyclical	21.32%		Energy		9.55%
Technology	20.31%		Financial		6.17%
Industrial	15.88%		Basic Materials		4.81%
Communications	11.15%		Funds		1.19%
Consumer, Cyclical	9.62%		Total		100.00%

* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

Amidst the high volatility affecting the equity markets during the fiscal year, REIT stocks, as measured by the DJ U.S. Select Real Estate Securities Index, generally performed in-line with the overall stock market, as measured by the S&P 500 Index. During the first six months of the fiscal year, real estate stocks returned 15.5 percent, while the broad U.S. equity market increased 16.4 percent. As investors rushed to remove equities in general from their portfolios during the latter six months of the fiscal year, the broad U.S. equity market declined 7.1 percent, led downward by the materials, energy, and financial services sectors. Financial services in general fell 13.7 percent during the final six months of the fiscal year. However, within the financial services sector, REIT stocks declined almost 5.7 percent, outperforming the financial services sector as a whole by 8.0 percent and the broad equity market by 1.4 percent.

The top-performing REIT sectors during the fiscal year were retail REITs and residential REITs. Retail and residential REITs increased 14.9 percent and 19.3 percent, respectively over the fiscal year. Consistent with concerns about the economy and potential contagion, the economically-sensitive industrial and office REITs and hotel and lodging REITs were amongst the worst performing REIT sectors. Industrial and office REITs fell 2.1 percent over the fiscal year while hotel and lodging REITs fell 8.8 percent. Both of these REIT sectors suffered extensive losses during the latter six months of the fiscal year. During the final six months, industrial and office REITs fell 13.7 percent and hotel and lodging REITs fell 17.7 percent.

The recent action of the Federal Reserve’s so-called “Operation Twist” is the latest of several attempts to support the economy and strikes the Sub-Adviser as extremely important for real estate investors.  The Sub-Adviser perceives the primary driver of REIT earnings to be the spread earned between the REIT’s property portfolio income  and borrowing costs.  Since REIT portfolio income generally resets less often than borrowing costs, the Sub-Adviser believes that spread income generally increases in the short-term as the yield curve flattens.  As of October 31, 2011, the yield on 30-year Treasuries stood at 3.1 percent, down from 4.0 percent as of October 31, 2010. Similarly, the yield on 10-year Treasuries stood at 2.1 percent down from 2.6 percent on October 31, 2010.

As investors became more risk averse during the final two quarters of the fiscal year, smaller capitalization REITs generally fell more than their larger peers. Therefore, the Fund’s smaller average market cap detracted from relative performance. Small market capitalization REIT holdings such as First Industrial Realty Trust (FR), an industrial REIT that focuses on warehouses, lost 21.3 percent during the two most recent fiscal quarters. However, First Industrial Realty Trust rose 70.8 percent across the first and second fiscal quarters, bringing its performance over the fiscal year to 34.4 percent.

The Sub-Adviser believes that “Operation Twist” should directly benefit REITs not only from the apparent aim of supporting housing prices, but with the indirect benefit of supporting spread income through a flattening yield curve.  Therefore, the Sub-Adviser is optimistic that REITs should continue to attract income investors looking for sources of yield. In addition, the Sub-Adviser views rental housing as strongly competitive with home purchases, supporting the residential REIT sector.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	8.82%	16.51%	(2.10)%	3.97%
Class C Class A with load of 5.75% Class A without load	7.65% 2.24% 8.48%	15.32% 13.94% 16.23%	(3.09)% N/A N/A	2.93% (3.77)%* (2.57)%*
DJ U.S. Select Real Estate Securities Total Return	11.38%	16.72%	(1.83)%	4.98%

*Class A commenced operations on January 3, 2007.

The DJ U.S. Select Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.27% for Class N, 3.27% for Class C and 2.52% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
REITS - 99.0%
APARTMENTS - 16.1%			OFFICE PROPERTY (continued) - 16.0%
Apartment Investment & Management Co. - CL A	2,500	$ 61,675	Parkway Properties, Inc.	8,300	$ 106,655
Avalonbay Communities	8,440	1,128,344	Piedmont Office Realty Trust - CL A	10,100	171,498
BRE Properties, Inc	1,400	70,168	SL Green Realty Corp.	4,400	303,556
Camden Property Trust	4,300	260,752			3,424,340
Equity Residential	19,200	1,126,656	REGIONAL MALLS - 18.0%
Essex Property Trust, Inc.	700	99,932	CBL & Associates Properties, Inc.	19,300	296,834
Home Properties, Inc.	7,500	441,750	General Growth Properties, Inc.	12,000	176,400
UDR, Inc.	10,300	256,779	The Macerich Co.	3,712	184,709
		3,446,056	Penn Real Estate Investment Trust	56,000	574,560
DIVERSIFIED - 11.7%			Simon Property Group	18,091	2,323,608
CapLease, Inc.	22,700	88,757	Taubman Centers, Inc.	5,300	324,519
Digital Realty Trust, Inc.	2,700	168,291			3,880,630
DuPoint Fabros Technology, Inc.	14,100	293,139	SHOPPING CENTERS - 3.0%
Lexington Realty Trust	29,250	229,905	Alexander's, Inc.	300	130,110
Liberty Property Trust	7,700	246,400	Federal Realty Investment Trust	1,800	159,768
Mission West Properties, Inc.	15,400	119,812	Kimco Realty Corp.	13,781	240,754
One Liberty Properties, Inc.	12,286	199,770	Kite Realty Group Trust	26,500	109,445
PS Business Parks, Inc.	1,600	85,168			640,077
Vornado Realty Trust	12,011	994,631	SINGLE TENANT - 0.4%
Washington REIT	2,500	72,400	Getty Realty Corp.	5,400	86,076
		2,498,273
HEALTH CARE - 12.2%			STORAGE - 6.0%
HCP, Inc	25,500	1,016,175	CubeSmart	12,300	120,663
Health Care REIT, Inc.	6,700	353,023	Public Storage	8,782	1,133,318
Omega Healthcare Investors	22,600	401,376	Sovran Self Storage, Inc.	1,100	48,620
Senior Housing Property Trust	8,200	184,008			1,302,601
Ventas, Inc.	11,943	664,150	WAREHOUSE - 4.9%
		2,618,732	First Industrial Realty Trust, Inc. *	23,400	230,490
HOTELS - 9.8%			First Potomac Realty Trust	17,600	250,096
Ashford Hospitality Trust	41,760	371,664	Prologis, Inc.	19,144	569,725
Hospitality Properties Trust	38,400	922,752			1,050,311
Host Hotels & Resorts, Inc.	27,226	388,515
Sunstone Hotel Investors, Inc. *	57,800	401,710	TOTAL REITS (Cost - $17,478,744)		21,213,761
		2,084,641
MANUFACTURED HOMES - 0.9%			SHORT-TERM INVESTMENTS - 0.5%
Sun Communities, Inc.	4,200	159,936	MONEY MARKET FUND - 0.5%
UMH Properties, Inc.	2,200	22,088	Fidelity Institutional Money Market
		182,024	Funds - Government Portfolio, 0.01%+	107,706	107,706
OFFICE PROPERTY - 16.0%			TOTAL SHORT TERM INVESTMENTS
Alexandria Real Estate Equities, Inc.	1,100	72,699	(Cost - $107,706)
Boston Properties, Inc.	7,200	712,728
Brandywine Realty Trust	40,600	369,866	TOTAL INVESTMENTS - 99.5% (Cost - $17,586,450)		$ 21,321,467
CommonWealth REIT	23,135	447,662	OTHER ASSETS LESS LIABILITIES - 0.5%		92,565
Highwoods Properties, Inc.	17,100	529,758	NET ASSETS - 100.00%		$ 21,414,032
Mack Cali Realty Corp.	25,300	709,918
			REIT - Real Estate Investment Trust
			+ Variable rate security. Interest rate is as of October 31, 2011.
			* Non-Income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Continued)
October 31, 2011
Portfolio Composition * - Unaudited
Regional Malls		18.20%	Storage		6.11%
Apartments		16.16%	Warehouse/Industrial		4.93%
Office Property		16.06%	Shopping Centers		3.00%
Health Care		12.28%	Manufactured Homes		0.85%
Diversified		11.72%	Short Term Investments		0.51%
Hotels		9.78%	Single Tenant		0.40%
			Total		100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, Limited Partnership)

International markets, as measured by the MSCI All Country World ex U.S. (net) Index, lost 4.67 percent for the fiscal year ending October 31, 2011.  Market declines during this period were most dramatic in August and September 2011, driven primarily by renewed concerns of a euro-region sovereign debt default, the downgrade of U.S. debt, and double-dip recession fears.  While the international markets rebounded in October 2011, it was not sufficient to pull the full year returns into positive territory.

In March 2011 Japan experienced a major earthquake, subsequent tsunami, and nuclear crisis, ultimately devastating its economy.  During that time, the Fund’s significant underweight to the Japanese market, relative to the benchmark, strongly aided performance for the second fiscal quarter. Following the steep selloff by the international markets in March 2011, the Sub-Adviser added to the Fund’s Japanese holdings. Over the course of the year the Sub-Adviser continued to find attractive opportunities in the market and moved to an overweight position in Japan stocks by the end of the fiscal year. Japan was a top country contributor to the portfolio in the fiscal year, adding value in a range of baskets including Japanese Consumer Discretionary, Consumer Staples, and Telecommunications Services.

The South Korean Consumer Discretionary basket was also a significant contributor for the fiscal year, augmenting returns in other baskets to make South Korea and Consumer Discretionary the top country-level and sector-level performers, respectively. Within the basket, Korean auto manufacturer Kia Motors Corp. (000270 KS) was a top stock-level performer for the portfolio in the fiscal year as its global auto sales and earnings exceeded expectations.

In contrast, the Finnish Information Technology basket was the worst performer in the fiscal year, driven by the underperformance of Nokia Corporation (NOK). Throughout the year Nokia struggled with competitive pressures in the mobile phone market. Nokia also contributed to the broader underperformance of the Information Technology sector globally, the worst sector-level performer for the fiscal year.

Performance was also challenging in the global Energy sector, which has been a somewhat difficult area of the market to navigate due to its lack of a clear direction. Within the sector, holdings in Russia were particularly weak performers. Major Russian driller Gazprom OAO (OGZD LI) underperformed both the sector and the market over the course of the fiscal year as country specific issues, such as an ambiguous outlook on the Russian tariff environment, added to the uncertainty driven by the volatility of their underlying commodity exposure.

The Sub-Adviser’s proprietary strategy utilizes a quantitative multi-factor model that employs several major signal groups, including: county/sector basket intersections, individual stock, and currency-based signals. Over the past year, contribution from county/sector basket model and stock model signals were modestly positive. However, performance was more challenging toward the end of the fiscal year as the models were impacted by reversals of market sentiment and weakness of valuation signals.

There can be no assurance the securities referred to above will remain in the Fund’s portfolio or that the performance of such securities is indicative of future results.  References to specific stocks, countries, sectors and baskets are provided for informational purposes only and are not intended as investment advice.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011**

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	(6.56)%	15.14%	(0.66)%	3.77%
Class C Class A with load of 5.75% Class A without load	(7.52)% (12.14)% (6.78)%	13.98% 12.64% 14.88%	(1.65)% N/A N/A	2.75% (3.78)%* (2.59)%*
MSCI ACW ex US Index (net)	(4.67)%	12.92%	(0.37)%	5.37%

*Class A commenced operations on January 3, 2007.

**Arrowstreet Capital, Limited Partnership became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008.

The MSCI All Country World ex US (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.53% for Class N, 3.53% for Class C and 2.78% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.2%
AEROSPACE/DEFENSE - 0.9%			BANKS - 3.9%
BAE Systems PLC	38,769	$ 172,485	Bank of Cyprus Plc	18,417	$ 25,422
Rolls-Royce Holdings PLC	21,493	242,635	BNP Paribas SA	2,745	123,561
		415,120	Credit Agricole SA	27,496	214,536
AGRICULTURE - 1.6%			Intesa Sanpaolo SpA	217,660	387,252
British American Tobacco Malaysia Bhd	4,300	64,789	Intesa Sanpaolo SpA	56,321	81,803
Japan Tobacco, Inc.	86	431,000	KBC Groep NV	4,415	98,692
KT&G Corp.	2,183	136,313	Lloyds Banking Group Plc *	95,025	51,259
Swedish Match AB	3,800	132,252	Mediobanca SpA	9,722	77,619
		764,354	Natixis	41,107	131,323
AIRLINES - 0.3%			OTP Bank PLC	1,686	26,726
Deutsche Lufthansa AG	9,289	127,218	Societe Generale SA	9,367	270,345
Turk Hava Yollari *	1	2	UniCredit SpA	300,233	351,181
		127,220			1,839,719
APPAREL - 0.6%			BEVERAGES - 1.4%
Burberry Group PLC	5,499	118,388	Cia de Bebidas das Americas - ADR	7,088	239,007
Christian Dior SA	1,112	158,144	Diageo PLC - ADR	65	5,387
		276,532	Fomento Economico Mexicano SAB de CV-ADR	1,963	131,619
AUTO MANUFACTURERS - 6.3%			Heineken Holding NV	2,230	96,163
Bayerische Motoren Werke AG	5,142	421,057	Heineken NV	879	42,943
Daihatsu Motor Co. Ltd.	10,000	176,449	Kirin Holdings Co. Ltd.	14,000	171,745
Fuji Heavy Industries Ltd.	37,000	235,147			686,864
Hino Motors Ltd.	17,000	100,109	CHEMICALS - 2.7%
Hyundai Motor Co.	2,763	555,429	Arkema SA	1,715	117,485
Isuzu Motors Ltd.	45,000	191,261	Asahi Kasei Corp.	27,000	160,550
Kia Motors Corp.	12,650	809,547	LG Chem Ltd.	143	46,061
Peugeot SA	8,329	182,679	Mitsubishi Chemical Holdings Corp.	30,000	182,346
Renault SA	7,364	310,152	Mitsui Chemicals, Inc.	31,000	101,944
		2,981,830	Petronas Chemicals Group Bhd	3,900	8,143
AUTO PARTS & EQUIPMENT - 6.0%			PTT Global Chemical PCL	117,211	249,912
Aisin Seiki Co. Ltd.	6,600	209,300	Sasol Ltd.	7,331	331,756
Bridgestone Corp.	14,700	345,601	Solvay SA	648	66,541
Cie Generale des Etablissements Michelin	2,535	185,032			1,264,738
Continental AG *	2,039	153,264	COAL - 1.6%
Denso Corp.	9,700	299,110	Exxaro Resources Ltd.	6,860	154,751
GKN PLC	32,145	98,022	Indo Tambangraya Megah PT	117,000	583,629
Hankook Tire Co. Ltd.	2,050	81,676			738,380
Hyundai Mobis	884	252,535	COMMERCIAL SERVICES - 0.1%
JTEKT Corp.	9,400	103,068	Edenred	1,502	42,707
Koito Manufacturing Co. Ltd.	6,000	90,682
Magna International, Inc.	2,451	96,821	COMPUTERS - 0.1%
Mando Corp.	311	53,172	Research In Motion Ltd. *	3,224	65,759
Pirelli & C SpA	5,531	49,205
Sumitomo Electric Industries Ltd.	12,300	136,743	COSMETICS/PERSONAL CARE - 1.2%
Sumitomo Rubber Industries Ltd.	3,900	48,854	Beiersdorf AG	879	51,081
Toyota Industries Corp.	8,600	242,449	Kao Corp.	14,200	373,531
Valeo SA	7,417	375,285	Shiseido Co. Ltd.	8,300	152,327
		2,820,819			576,939

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value

DISTRIBUTION/WHOLESALE - 0.3%			HEALTHCARE-PRODUCTS - 0.8%
Sojitz Corp.	75,100	$ 127,793	Cie Generale d'Optique Essilor International SA	909	$ 66,224
			Coloplast A/S	484	70,951
DIVERSIFIED FINANCIAL SERVICES - 1.2%			Fresenius SE & Co. KGaA	1,638	162,123
Old Mutual PLC	102,579	180,833	Smith & Nephew PLC	7,074	64,926
ORIX Corp.	2,900	253,780	Smith & Nephew PLC - ADR	480	22,013
Redecard SA	8,200	138,208			386,237
		572,821	HOLDING COMPANIES-DIVERSIFIED - 1.2%
ELECTRIC - 3.0%			Exor SpA	3,756	82,655
Aboitiz Power Corp.	163,800	112,930	Imperial Holdings Ltd.	9,272	137,145
Centrais Eletricas Brasileiras SA	12,700	127,503	KOC Holding AS	65,657	234,071
Cia Energetica de Minas Gerais - ADR	8,886	151,417	Remgro Ltd.	7,192	109,382
CPFL Energia SA - ADR	1,502	39,037			563,253
E.ON AG	30,348	737,712	HOME BUILDERS - 0.2%
RWE AG	5,899	253,474	Sekisui Chemical Co. Ltd.	13,000	102,289
		1,422,073
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%			HOME FURNISHINGS - 0.7%
Brother Industries Ltd.	8,100	105,997	Arcelik AS	22,671	87,125
Mitsubishi Electric Corp.	28,000	259,788	Samsung Electronics Co. Ltd.	275	236,308
		365,785			323,433
ELECTRONICS - 0.5%			HOUSEWARES - 0.3%
LG Display Co. Ltd.	2,670	54,116	Turkiye Sise ve Cam Fabrikalari AS	65,237	124,920
Nippon Electric Glass Co. Ltd.	9,000	80,958
Omron Corp.	5,300	114,530	INSURANCE - 5.7%
		249,604	Aegon NV *	32,602	156,724
ENGINEERING & CONSTRUCTION - 0.5%			Allianz SE	1,267	142,100
Acciona SA	1,890	180,151	Assicurazioni Generali	1,891	34,538
Sacyr Vallehermoso SA	9,625	67,753	Aviva PLC	42,228	231,141
		247,904	AXA SA	34,622	561,325
ENTERTAINMENT - 0.2%			Baloise Holding AG	1,298	106,494
OPAP SA	8,549	99,528	CNP Assurances	6,382	98,244
			Dongbu Insurance Co. Ltd.	760	31,938
FOOD - 3.3%			Hannover Rueckversicherung AG	3,926	194,845
Ajinomoto Co. Inc.	21,000	235,716	Mapfre SA	6,427	23,672
Aryzta AG	3,858	187,371	MMI Holdings Ltd.	5,047	10,897
BIM Birlesik Magazalar AS	2,684	81,829	Muenchener Rueckversicherungs AG	2,627	354,628
BRF - Brasil Foods SA - ADR	9,351	196,839	Samsung Fire & Marine Insurance Co. Ltd.	1,017	215,858
Distribuidora Internacional de Alimentacion SA *	24,888	114,729	Sanlam Ltd.	34,544	129,916
Jeronimo Martins SGPS SA	4,623	79,910	SCOR SE	4,625	108,611
Kerry Group PLC	1,389	51,924	Swiss Life Holding AG	2,077	256,936
Kesko OYJ	685	24,509	Swiss Reinsurance Co. Ltd.	1,092	59,592
Koninklijke Ahold NV	15,049	193,814			2,717,459
Nippon Meat Packers, Inc.	8,000	99,984	INVESTMENT COMPANIES - 0.3%
Saputo, Inc.	3,085	129,792	Kinnevik Investment AB	5,230	110,155
Shoprite Holdings Ltd.	5,790	85,294	Resolution Ltd.	10,194	45,008
Tiger Brands Ltd.	2,859	82,552			155,163
		1,564,263	IRON/STEEL - 0.4%
FOOD SERVICE - 0.5%			Dongkuk Steel Mill Co. Ltd.	1,850	42,768
Compass Group PLC	27,709	252,306	Kumba Iron Ore Ltd.	2,292	136,240
					179,008

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value

LEISURE TIME - 0.4%			OIL & GAS - 7.5% (continued)
Yamaha Corp.	8,500	$ 86,263	Petroleo Brasileiro SA - ADR	7,712	$ 208,301
Yamaha Motor Co. Ltd. *	5,700	81,867	Polski Koncern Naftowy Orlen S.A. *	4,276	53,707
		168,130	Repsol YPF SA	15,628	474,172
LODGING - 0.2%			Repsol YPF SA - ADR	1,787	53,914
SJM Holdings Ltd.	48,000	82,299	Rosneft Oil Co. - GDR	18,431	130,503
			SK Holdings Co. Ltd.	887	117,870
MEDIA - 0.8%			Surgutneftegas OJSC - ADR	13,168	113,903
BEC World PCL	153,500	185,854	Thai Oil PCL	28,600	53,573
ITV PLC	55,903	57,441	Total SA	4,051	213,066
Lagardere SCA	2,585	69,803	Total SA - ADR	7,659	400,566
PagesJaunes Groupe	3,022	12,998	Tupras Turkiye Petrol Rafinerileri AS	6,435	145,417
Societe Television Francaise 1	4,532	61,339			3,569,063
		387,435	PHARMACEUTICALS - 6.0%
METAL FABRICATE/HARDWARE - 0.4%			Actelion Ltd.	2,599	96,971
Tenaris SA	12,629	203,127	AstraZeneca PLC	19,769	952,357
			Celesio AG	2,701	42,942
MINING - 2.9%			GlaxoSmithKline PLC - ADR	15,187	680,226
African Rainbow Minerals Ltd.	2,347	54,322	GlaxoSmithKline PLC	4,531	102,017
Aneka Tambang Tbk PT	52,500	10,508	Novo Nordisk A/S	2,988	319,782
Antofagasta PLC	6,044	112,800	Ono Pharmaceutical Co. Ltd.	1,800	94,456
Boliden AB	4,164	59,665	Orion OYJ	1,558	32,682
Cia de Minas Buenaventura SA - ADR	3,316	135,724	Sanofi	2,122	153,024
Fresnillo PLC	4,323	117,554	Santen Pharmaceutical Co. Ltd.	2,400	89,794
KGHM Polska Miedz SA	8,812	432,737	Shire PLC - ADR	1,506	142,016
OZ Minerals Ltd.	84	1,013	Shire PLC	4,162	131,031
Rio Tinto PLC - ADR	711	38,437			2,837,298
Silver Wheaton Corp.	3,352	116,728	REAL ESTATE - 0.1%
Umicore SA	6,893	297,242	Cheung Kong Holdings Ltd.	5,000	61,998
		1,376,730
MISCELLANEOUS MANUFACTURING - 1.0%			RETAIL - 4.7%
FUJIFILM Holdings Corp.	7,100	174,235	Aeon Co. Ltd.	22,400	293,753
IMI PLC	6,365	84,138	Alimentation Couche Tard, Inc.	8,180	248,208
Nikon Corp.	8,800	197,572	CP ALL PCL	75,900	115,291
Smiths Group PLC	610	9,391	E-Mart Co. Ltd. *	401	104,565
		465,336	Enterprise Inns PLC *	39,979	17,692
OIL & GAS - 7.5%			Home Retail Group PLC	35,237	57,007
China Petroleum & Chemical Corp. - ADR	1,666	157,270	Inditex SA	1,394	127,562
Cie Generale de Geophysique - Veritas *	1,490	33,321	Jollibee Foods Corp.	32,600	68,944
CNOOC Ltd. - ADR	989	186,535	Kingfisher PLC	71,829	298,552
Ecopetrol SA - ADR	1,380	58,705	Lotte Shopping Co. Ltd.	263	94,221
Gazprom OAO - ADR	60,057	700,865	Massmart Holdings Ltd.	3,408	68,278
Idemitsu Kosan Co. Ltd.	100	9,379	Next PLC	3,281	134,908
Lukoil OAO - ADR	4,454	256,996	Seven & I Holdings Co. Ltd.	14,900	398,689
OMV AG	884	31,051	Spirit Pub Co. PLC *	51,316	39,541
Petroleo Brasileiro SA Class A - ADR	6,720	169,949	UNY Co. Ltd.	8,400	75,978
			Woolworths Holdings Ltd.	11,804	60,313
					2,203,502

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value

SEMICONDUCTORS - 3.3%			TELECOMMUNICATIONS - 20.6% (continued)
Advanced Semiconductor Engineering, Inc. - ADR	1,280	$ 5,658	Vodafone Group PLC	201,608	$ 561,659
ARM Holdings PLC	21,822	205,316	Vodafone Group PLC - ADR	14,927	415,568
ARM Holdings PLC - ADR	1,524	42,809			9,753,012
ASML Holding NV	5,173	218,743	TRANSPORTATION - 0.5%
ASML Holding NV - ADR	5,065	212,375	Deutsche Post AG	9,162	140,089
Elpida Memory, Inc. *	11,200	69,807	Mitsui OSK Lines Ltd.	15,000	57,951
Hynix Semiconductor, Inc.	7,840	158,373	Orient Overseas International Ltd.	5,500	24,830
Infineon Technologies AG	39,499	358,471			222,870
Macronix International	409,727	154,824	WATER - 1.0%
STMicroelectronics NV	18,201	127,142	Cia de Saneamento Basico do Estado de Sao Paulo
STMicroelectronics NV - ADR	1,128	7,817		2,000	55,312
		1,561,335	Cia de Saneamento Basico do Estado de Sao Paulo - ADR
SOFTWARE - 0.2%				1,577	85,568
Sage Group PLC	22,666	101,417	Severn Trent PLC	8,466	206,674
			Suez Environnement Co.	6,606	104,466
TELECOMMUNICATIONS - 20.6%					452,020
Alcatel-Lucent	24,335	67,735
America Movil SAB de CV - ADR	3,342	84,954	TOTAL COMMON STOCK (Cost - $44,097,512)		45,500,392
BT Group PLC	168,525	510,041
Cable & Wireless Worldwide PLC	67,093	30,119	PREFERRED STOCK - 1.6%
Cellcom Israel Ltd.	1,882	41,657	AUTO MANUFACTURERS - 0.3%
China Mobile Ltd.	131,000	1,245,437	Hyundai Motor Co.	1,194	75,215
China Telecom Corp. Ltd. - ADR	2,172	132,709	Hyundai Motor Co.	1,060	70,854
China Unicom Hong Kong Ltd.	162,000	325,816			146,069
China Unicom Hong Kong Ltd. - ADR	8,768	176,324	BEVERAGES - 1.0%
Deutsche Telekom AG	9,088	116,381	Cia de Bebidas das Americas	14,500	491,525
Inmarsat PLC	11,131	84,255
KDDI Corp.	51	374,599	ELECTRIC - 0.2%
Millicom International Cellular SA - SDR	1,423	158,179	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	5,400	98,860
MTN Group Ltd.	14,861	259,911
Nippon Telegraph & Telephone Corp.	13,400	689,216	TELECOMMUNICATIONS - 0.1%
Nippon Telegraph & Telephone Corp. - ADR	2,338	59,970	Brasil Telecom SA	5,500	38,425
Nokia OYJ	74,855	507,754
NTT DoCoMo, Inc.	302	537,810	TOTAL PREFERRED STOCK (Cost - $479,790)		774,879
NTT DoCoMo, Inc. - ADR	2,208	39,280
PCCW Ltd.	770,000	307,798	SHORT-TERM INVESTMENTS - 0.7%
Softbank Corp.	18,600	605,301	MONEY MARKET FUND - 0.7%
StarHub Ltd.	70,000	157,026	Fidelity Institutional Money Market Funds - Government Portfolio -0.01% +
Swisscom AG	299	121,321		341,216	341,216
Tele2 AB	8,391	178,098	TOTAL SHORT-TERM INVESTMENTS (Cost - $341,216)
Telecom Corp. of New Zealand Ltd.	87,385	179,105
Telecom Italia SpA	110,540	138,646	TOTAL INVESTMENTS - 98.5% (Cost - $44,918,518)		$ 46,616,487
Telecom Italia - RSP	112,715	119,239	OTHER ASSETS LESS LIABILITIES - 1.5%		704,489
Telefonica Brasil SA - ADR	5,398	156,650	NET ASSETS - 100.0%		$ 47,320,976
Telenor ASA	9,846	177,028
Telstra Corp. Ltd.	164,812	538,536	* Non-income producing security.
Tim Participacoes SA - ADR	2,592	67,496	ADR - American Depositary Receipt.
Vivendi SA	23,182	522,190	GDR - Global Depositary Receipt
Vodacom Group Ltd.	5,744	65,204	+ Variable rate security. Interest rate is as of October 31, 2011.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2011

Portfolio Composition * - Unaudited
Other Countries	24.52%		Brazil	4.89%
Japan	19.60%		Hong Kong	4.81%
Britain	13.36%		South Africa	3.64%
France	9.91%		Italy	2.86%
Germany	7.03%		Russia	2.60%
South Korea	6.78%		Total	100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks, as measured by the Russell 2000 Value Index, underperformed small cap growth stocks, as measured by the Russell 2000 Growth Index,  in the 12-month period ending October 31, 2011, lagging small growth stocks by more than 6 percent.  Although small growth stocks led their small value counterparts for the better part of the fiscal year, a strong rally in October cemented their position.

The financial services sector was a slight detractor from performance after being the best performing sector in the previous fiscal year.  A nearly 3 percent underweight to the sector helped the Fund, as financials within the index underperformed the overall benchmark index.  Financial services stocks generally have a significant impact on performance as they comprise more than 25 percent of the benchmark index.  One of the best performing financial services stocks in the Fund was Cash America International, Inc. (CSH), a specialty financial services firm with services that include check cashing, pawn lending, and personal loans.  The company gained more than 56 percent in the 12-month period ending October 31, 2011.

The REIT subsector detracted somewhat from performance in the 12-month period ending October 31 2011.  A slight underweight to the sector was a positive for the Fund, though selections trailed REIT stocks contained in the benchmark index by more than 1 percent.  Brandywine Realty Trust (BDN), an office and industrial properties REIT, declined by more than 19.7 percent during the period.  The Sub-Adviser plans to hold the security with the expectation of a slow but steady resurgence in the commercial real estate market.  The relatively high dividend yield of more than 7 percent was also cited as a factor in the Sub-Adviser’s decision to own the REIT.

Exposure to the energy sector continued to add value to the Fund in the fiscal year as it did in the prior fiscal year.  Security selection in the sector detracted slightly from performance as energy stocks within the index outperformed energy stocks in the Fund.  However, the Sub-Adviser’s individual selections in this area still outperformed the overall benchmark by a considerable margin.

Basic materials stocks outperformed during the fiscal year despite suffering losses in the final three months of the period.  With a 3 percent overweight to the sector, the Sub-Adviser’s selections in basic materials returned more than 23 percent in the time period studied.  The Sub-Adviser’s selections outperformed basic materials stocks contained in the index by nearly 19 percent, which made the sector one of the top contributors.

The Sub-Adviser’s selections in the consumer staples sector also contributed significantly to performance despite having only a 4 percent average weight to the Fund during the fiscal year.  The Fund returned more than 53 percent versus 9 percent for the consumer staples stocks within the benchmark index.

Going forward, the Sub-Adviser expects continued volatility in the markets because of sluggish U.S. growth and concern about the euro-zone.  However, while cognizant of macroeconomic events and how they may affect certain industries, the Sub-Adviser believes its bottom-up, fundamental approach to picking equities should position the Fund well in the face of major spikes in volatility.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	6.94%	11.97%	(0.05)%	1.59%
Class C Class A with load of 5.75% Class A without load	5.96% 0.58% 6.67%	10.86% 9.53% 11.70%	(1.04)% N/A N/A	0.60% (2.62)%* (1.42)%*
Russell 2000 Value Index	3.54%	9.52%	(1.42)%	2.61%

* Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.08% for Class N, 3.08% for Class C and 2.33% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2011

Security	Shares	Market Value	Security	Shares	Market Value
COMMON STOCK - 96.7%
AEROSPACE/DEFENSE - 2.4%			INSURANCE - 12.0%
Alliant Techsystems, Inc.	2,800	$ 162,624	Alterra Capital Holdings Ltd.	16,730	$ 362,706
Cubic Corp.	2,000	94,240	American Equity Investment Life Holding Co.	29,460	319,346
Curtiss-Wright Corp.	5,050	165,539	Endurance Specialty Holdings Ltd.	11,850	440,820
		422,403	Kemper Corp.	6,300	169,407
APPAREL - 0.5%			Platinum Underwriters Holdings Ltd.	8,095	280,330
Columbia Sportswear Co.	1,550	83,297	Protective Life Corp.	18,700	347,820
			StanCorp Financial Group, Inc.	5,070	172,076
AUTO PARTS & EQUIPMENT - 1.4%					2,092,505
Cooper Tire & Rubber Co.	16,750	240,027	IRON/STEEL - 1.2%
			Schnitzer Steel Industries, Inc.	4,450	208,260
BANKS - 10.3%
Astoria Financial Corp.	20,440	169,652	MISCELLANEOUS MANUFACTURER - 1.8%
Bank of the Ozarks, Inc.	7,700	191,499	AO Smith Corp.	8,450	314,002
Community Bank System, Inc.	8,850	226,206
Fulton Financial Corp.	35,800	337,952	OIL & GAS - 0.9%
Trustmark Corp.	10,450	231,363	Berry Petroleum Co.	4,550	157,202
Westamerica Bancorporation	8,185	366,852
Wintrust Financial Corp.	9,690	279,847	PACKAGING & CONTAINERS - 1.7%
		1,803,371	Temple-Inland, Inc.	9,230	293,606
CHEMICALS - 4.1%
Cabot Corp.	8,220	248,080	PHARMACEUTICALS - 2.7%
Innophos Holdings, Inc.	4,170	183,438	Medicis Pharmaceutical Corp.	12,500	478,625
Sensient Technologies Corp.	7,700	284,592
		716,110	REITS - 7.9%
COMMERCIAL SERVICES - 3.9%			American Campus Communities, Inc.	5,740	223,458
Brink's Co.	12,590	349,876	Brandywine Realty Trust	26,030	237,133
MAXIMUS Inc.	8,400	338,856	Equity Lifestyle Properties, Inc.	4,200	277,746
		688,732	First Potomac Realty Trust	13,600	193,256
DISTRIBUTION/WHOLESALE - 2.2%			Government Properties Income Trust	9,400	221,182
Owens & Minor, Inc.	12,702	380,044	LTC Properties, Inc.	8,150	231,134
					1,383,909
ELECTRIC - 3.9%			RETAIL - 9.7%
Portland General Electric Co.	15,550	381,597	Bob Evans Farms, Inc.	10,890	358,281
UIL Holdings Corp.	8,720	297,178	Casey's General Stores, Inc.	3,500	173,425
		678,775	Cash America International, Inc.	4,240	232,140
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%			Finish Line, Inc.	21,990	441,999
Belden, Inc.	7,070	228,220	Regis Corp.	15,320	250,635
			Stage Stores, Inc.	15,852	247,767
ELECTRONICS - 2.2%					1,704,247
CTS Corp.	16,750	155,440	SOFTWARE - 1.6%
Park Electrochemical Corp.	8,188	231,720	Blackbaud, Inc.	10,270	287,868
		387,160
FOREST PRODUCTS & PAPER - 4.7%			TELECOMMUNICATIONS - 3.0%
Buckeye Technologies Inc.	11,850	358,344	Plantronics, Inc.	15,885	530,718
Schweitzer-Mauduit International, Inc.	6,650	467,628
		825,972	TRANSPORTATION - 4.7%
GAS - 1.7%			Bristow Group, Inc.	7,850	390,773
South Jersey Industries, Inc.	5,325	299,851	Teekay Tankers Ltd. - Cl. A	13,950	68,913
			Tidewater, Inc.	7,220	355,441
					815,127

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2011

Security	Shares	Market Value	Security	Shares	Market Value

HAND/MACHINE TOOLS - 1.8%			TRUCKING & LEASING - 1.7%
Franklin Electric Co., Inc.	6,930	$ 318,226	GATX Corp.	7,695	$ 292,256

HEALTHCARE-PRODUCTS - 4.8%			TOTAL COMMON STOCK (Cost - $14,653,665)		16,930,254
Meridian Bioscience, Inc.	12,380	225,564
STERIS Corp.	6,620	205,088	SHORT-TERM INVESTMENTS - 3.8%
West Pharmaceutical Services, Inc.	10,650	413,965	MONEY MARKET FUND - 3.8%
		844,617	Fidelity Institutional Money Market Funds -	665,060	665,060
HOUSEHOLD PRODUCTS - 2.6%			Government Portfolio - 0.01% +
Ennis, Inc.	7,800	114,114	TOTAL SHORT-TERM INVESTMENTS (Cost - $665,060)
Toro, Co.	4,720	255,069
Tupperware Brands Corp.	1,520	85,941	TOTAL INVESTMENTS - 100.5% (Cost - $15,318,725)		$ 17,595,314
		455,124	OTHER LIABILITIES LESS ASSETS - (0.5) %		(88,894)
			NET ASSETS - 100.0%		$ 17,506,420

+ Variable rate security, Interest rate as of October 31, 2011.
REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
Financial	31.18%		Basic Materials		10.34%
Industrial	20.21%		Utilities		5.78%
Consumer Non-Cyclical	15.73%		Communications		3.13%
Consumer Cyclical	11.00%		Technology		1.70%
* Based on total market value of investments as of October 31, 2011.			Energy		0.93%
Percentage may differ from Schedule of Investments which is based on Fund net assets.			Total		100.00%

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks witnessed an extremely volatile fiscal year over the 12-months ending October 31, 2011. Strong gains in the first half of the fiscal year gave way to weak performance in the third and especially fourth fiscal quarters, though the asset class did rebound in the final month of October. Over the fiscal year, small cap growth stocks, as measured by the Russell 2000 Growth Index, rose 9.8 percent. This performance was nearly in-line with large cap growth stocks that rose 9.9 percent, an uncommon occurrence for a period characterized by such volatile downward swings, when higher beta small cap stocks often underperform large caps.

The first half of the fiscal year saw the Fund benefit on an absolute basis from nearly all sector allocations. Being underweight energy and materials and overweight cash, relative to the benchmark, detracted from the overall relative performance of the Fund. The Sub-Adviser has scaled back its exposure to the consumer discretionary sector, incidental to the Sub-Adviser’s bottom-up approach to stock selection.

The Sub-Adviser continued to search for companies that it believed had significant earnings potential and superior value propositions. Specifically, two holdings that added notable value to the overall performance of the Fund were Fossil, Inc. (FOSL) and Polypore International, Inc. (PPO). Each holding was held throughout the entire first half of the fiscal year and returned 62.4 percent and 85.7 percent respectively. Fossil, a company that designs, develops, markets, and distributes fashion accessories, may have benefitted from continued product expansion and increased exposure to foreign markets, as consumer appetite appeared to grow stronger.  Polypore International, a global developer of polymer-based membranes, benefitted from increased sales over the period.

Entering the second half of the fiscal year, the Fund was slightly overweight industrials but relatively close to benchmark weightings across most other sectors. The Fund did benefit from a slight underweight to energy as commodity prices fell back off their highs in April. The Sub-Adviser was also slightly underweight the consumer discretionary sector as consumers have been saving more and spending less, according to the Commerce Department. The Fund’s top performing sectors in the third fiscal quarter were technology and healthcare. However, the Sub-Adviser remained wary of a cyclical flattening of growth within the technology space. Stock selection within these two sectors also appeared to buoy the relative performance of the Fund.

The healthcare sector was the Fund’s largest sector allocation by the fourth fiscal quarter. The Sub-Adviser was cognizant that potential future cost cutting by the federal government could moderate growth at the micro-level, especially in nursing home related industries that could see lower reimbursement rates. The Sub-Adviser lowered overall exposure to the healthcare sector.

The Fund also remained overweight the consumer discretionary sector during the final fiscal quarter, and the Sub-Adviser initiated a number of new positions in the sector. Targeting the relative strength of firms that retail to upper class and upper-middle class consumers, the Sub-Adviser purchased Vera Bradley, Inc (VRA), which sells handbags and other accessories to women. The stock gained 43.5 percent since the position was established on August 15 through October 31.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	7.90%	16.45%	4.20%	5.03%
Class C Class A with load of 5.75% Class A without load	6.79% 1.41% 7.60%	15.26% 13.88% 16.15%	3.17% N/A N/A	4.00% 2.07%* 3.33%*
Russell 2000 Growth Index	9.84%	16.31%	2.68%	4.62%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.22% for Class N, 3.22% for Class C and 2.47% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.4%			DIVERSIFIED FINANCIAL SERVICES - 2.2% (continued)
AEROSPACE/DEFENSE - 1.1%			Portfolio Recovery Associates, Inc. *	2,387	$ 167,424
BE Aerospace, Inc. *	5,754	$ 217,098			433,222
			ELECTRONICS - 0.9%
APPAREL - 5.7%			Imax Corp. *	9,213	177,166
Columbia Sportswear Co.	3,166	170,141
Crocs, Inc. *	8,202	144,929	ENGINEERING & CONSTRUCTION - 0.8%
Deckers Outdoor Corp. *	2,449	282,223	MYR Group Inc./Delaware *	8,440	162,808
Maidenform Brands, Inc. *	6,769	166,382
Ralph Lauren Corp.	1,285	204,045	ENVIRONMENTAL CONTROL - 1.0%
Warnaco Group, Inc. *	3,713	182,308	Clean Harbors, Inc. *	3,376	196,720
		1,150,028
BANKS - 1.0%			FOOD - 2.2%
Signature Bank *	3,654	203,711	Chefs' Warehouse Inc. *	6,544	93,514
			Fresh Market Inc. *	5,170	206,800
BEVERAGES - 2.0%			United Natural Foods, Inc. *	3,984	145,456
Green Mountain Coffee Roasters, Inc. *	1,956	127,179			445,770
Hansen Natural Corp. *	3,041	270,923	HEALTHCARE-PRODUCTS - 6.7%
		398,102	ABIOMED, Inc. *	11,044	166,323
BIOTECHNOLOGY - 3.6%			Align Technology, Inc. *	8,880	204,506
Alexion Pharmaceuticals, Inc. *	4,316	291,373	Cepheid, Inc. *	5,297	190,056
Ariad Pharmaceuticals, Inc. *	16,240	188,871	DexCom, Inc. *	12,867	125,968
Cubist Pharmaceuticals, Inc. *	6,472	244,706	NxStage MedicaL, Inc. *	9,453	217,324
		724,950	OraSure Technologies, Inc. *	29,360	272,754
CHEMICALS - 0.6%			Sirona Dental Systems, Inc. *	3,704	177,422
TPC Group, Inc. *	5,871	116,657			1,354,353
			HEALTHCARE-SERVICES - 2.1%
COMMERCIAL SERVICES - 9.0%			Bio-Reference Labs, Inc. *	10,685	214,127
Advisory Board Co. *	4,393	269,071	IPC The Hospitalist Co. *	4,765	199,796
Bridgepoint Education, Inc. *	8,532	184,888			413,923
DFC Global Corp. *	11,512	252,343	HOME FURNISHINGS - 2.2%
ExlService Holdings, Inc. *	8,087	210,909	Select Comfort Corp. *	12,629	262,304
Kenexa Corp. *	8,982	205,418	Skullcandy, Inc. *	11,998	188,969
MAXIMUS, Inc.	5,210	210,171			451,273
RPX Corp. *	7,283	113,323	HOUSEHOLD PRODUCTS/WARES - 0.8%
ServiceSource International, Inc. *	12,861	171,180	SodaStream International Ltd. *	4,551	155,098
SuccessFactors, Inc. *	7,965	212,666
		1,829,969	INTERNET - 8.1%
COMPUTERS - 3.2%			Active Network Inc. *	11,374	152,867
3D Systems Corp. *	8,983	146,153	Bankrate, Inc. *	9,607	187,048
Electronics for Imaging, Inc. *	11,418	171,270	BroadSoft, Inc. *	5,414	194,904
Fortinet, Inc. *	9,505	219,185	comScore, Inc. *	15,043	317,558
RealD, Inc. *	9,227	103,066	Expedia, Inc.	7,850	206,141
		639,674	ReachLocal, Inc. *	11,280	112,913
COSMETICS/PERSONAL CARE - 1.0%			Shutterfly, Inc. *	3,480	145,012
Inter Parfums, Inc.	10,720	197,677	Stamps.com, Inc.	4,935	160,684
			Vocus, Inc. *	7,543	153,726
DISTRIBUTION/WHOLESALE - 2.5%					1,630,853
Beacon Roofing Supply, Inc. *	6,436	118,615	MACHINERY-DIVERSIFIED - 2.7%
Fossil, Inc. *	2,036	211,052	Chart Industries, Inc. *	5,552	313,744
MWI Veterinary Supply, Inc. *	2,246	169,573	Robbins & Myers, Inc.	4,994	223,182
		499,240			536,926
DIVERSIFIED FINANCIAL SERVICES - 2.2%			MISCELLANEOUS MANUFACTURING- 1.7%
Financial Engines, Inc. *	11,704	265,798	Polypore International, Inc. *	6,517	341,817

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2011
		Market			Market
Security	Shares	Value	Security	Shares	Value
OIL & GAS - 5.4%			SOFTWARE - 8.9%
Brigham Exploration Co. *	7,181	$ 261,496	Ariba, Inc. *	5,799	$ 183,712
GeoResources, Inc. *	9,523	252,740	Aspen Technology, Inc. *	13,816	239,569
Pioneer Natural Resources Co.	2,749	230,641	Electronic Arts, Inc. *	8,319	194,249
Rosetta Resources, Inc. *	4,038	179,045	QLIK Technologies, Inc. *	6,367	181,905
Swift Energy Co. *	5,155	157,846	RealPage, Inc. *	6,811	179,470
		1,081,768	Red Hat, Inc. *	4,627	229,731
OIL & GAS SERVICES - 1.3%			RightNow Technologies, Inc. *	6,368	273,888
CARBO Ceramics, Inc.	1,344	182,582	Taleo Corp. - Cl. A *	6,433	208,429
Dawson Geophysical Co. *	2,523	72,915	Velti PLC *	14,928	125,694
		255,497			1,816,647
PHARMACEUTICALS - 2.5%			TRANSPORTATION - 2.4%
Impax Laboratories, Inc. *	8,219	155,421	HUB Group, Inc. *	5,679	177,526
Optimer Pharmaceuticals, Inc. *	4,980	71,065	Old Dominion Freight Line, Inc. *	6,089	222,675
Questcor Pharmaceuticals, Inc. *	6,773	275,052	Quality Distribution, Inc. *	7,625	85,934
		501,538			486,135
RETAIL - 14.9%			TRUCKING & LEASING - 0.9%
BJ's Restaurants, Inc. *	3,547	187,743	Greenbrier Cos., Inc. *	9,286	172,812
Body Central Corp. *	13,307	279,447
Buffalo Wild Wings, Inc. *	3,262	216,010	TOTAL COMMON STOCK
DSW, Inc. - Cl. A	5,166	270,388	(Cost - $18,349,507)		19,595,586
Finish Line, Inc.	8,864	178,166
Francesca's Holdings Corp. *	4,634	118,955	SHORT-TERM INVESTMENTS - 5.0%
GNC Holdings Inc. - Cl. A *	7,586	187,754	MONEY MARKET FUND - 5.0%
Nu Skin Enterprises, Inc.	3,859	194,995	Fidelity Government Portfolio, 0.01%+	1,004,972	1,004,972
Pricesmart, Inc.	3,914	297,620	TOTAL SHORT-TERM INVESTMENTS
PVH Corp.	2,932	218,170	(Cost - $1,004,972)
Rue21, Inc. *	7,100	189,144
Vera Bradley, Inc. *	6,996	316,919	TOTAL INVESTMENTS - 102.4%
Vitamin Shoppe, Inc. *	4,469	168,526	(Cost - $19,354,479)		$ 20,600,558
Zumiez, Inc. *	7,926	180,317	OTHER LIABILITIES LESS ASSETS - (2.40%)		(482,347)
		3,004,154	NET ASSETS - 100.0%		$ 20,118,211
* Non-Income producing security.
+ Variable rate security. Interest rate is as of October 30, 2011.

Portfolio Composition * - Unaudited
Consumer, Non-Cyclical		29.23%	Energy		6.49%
Consumer, Cyclical		24.78%	Funds		4.88%
Technology		11.92%	Financial		3.09%
Industrial		11.12%	Basic Materials		0.57%
Communications		7.92%	Total		100.00%

* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.
Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Marvin & Palmer Associates, Inc.)

Emerging market equities, as measured by the MSCI Emerging Markets Index, fell 7.7 percent over the 12-months ending October 31, 2011. The asset class had uneven performance across the time period, with a sluggish first fiscal quarter giving way to an extremely strong second fiscal quarter. The latter half of the fiscal year was characterized by concerns that developed markets, particularly Europe, could potentially lapse into recession due to incremental growth and liquidity concerns about borrowing. The impact on emerging markets was notable, as inflationary pressures from early 2011 gave way to particularly strong selloffs in the final fiscal quarter. Many central banks, particularly China’s, that had earlier tightened monetary policy and raised capital requirements to combat the aforementioned inflation pressures, appeared to somewhat relax these policies in the face of cooling domestic growth.

Individual stock selection provided mixed results over the first fiscal quarter. The Sub-Adviser completely exited a number of positions related to consumer spending, including: regional Chilean airline LAN Airlines S.A. (LFL) and Chinese online travel organizer Ctrip.com International Ltd. (CTRP), both had experienced increased competition pressures. Through the first fiscal quarter, the Sub-Adviser remained modestly overweight the consumer discretionary sector, continuing to see favorable valuations in stocks such as Localiza Rent a Car S.A. (RENT3 BZ), a major car rental provider in Brazil.

The Sub-Adviser believed that as of the second fiscal quarter, most emerging market central banks had largely finished their round of monetary tightening. Though underweight China at the start of that fiscal quarter, the Sub-Adviser moved the Fund’s exposure to overweight following hawkish moves by the country’s central bank. Baidu, Inc. (BIDU), a major internet search provider in China, was also among the Fund’s top gainers after rising 36.7 percent. Brilliance China Automotive Holdings Limited (1114 HK) was another strong performer with a 29.2 percent gain in the second fiscal quarter. This holding played into the Sub-Adviser’s investment in “big-ticket” item producers whose consumers may be less prone to inflationary pressures. This has been a thematic approach for several quarters.

In the third fiscal quarter, the Sub-Adviser’s weighting remained largely neutral to the main emerging market regions of Latin America, EMEA and Asia-Pacific. The Fund’s performance in the fiscal quarter was mainly driven by individual stock selection. As in the prior fiscal quarter, the Fund remained overweight China, Mexico and Russia. While there was some debate among investors as to whether the property/credit bubble in China would lead to a “hard” or “soft” landing, the Sub-Adviser felt confident that the banking authorities were acting judiciously, and thus remained overweight. Baidu carried over its strong performance from the prior fiscal quarter with a 5.8 percent gain as the Sub-Adviser added to the position. Brilliance China Automotive Holdings, another top performer from the prior quarter, posted strong gains of 31.6 percent.

The Sub-Adviser maintained convictions in its investment themes despite the extreme volatility in the fourth fiscal quarter and did not alter the Fund composition in any drastic manner. The Fund was overweight the Asia-Pacific region, particularly overweighting global giant China and smaller regional players Indonesia and the Philippines. The Sub-Adviser felt countries such as these would be better insulated from any global economic slowdown thanks to rapidly burgeoning middle classes looking to deploy their new wealth domestically. A number of Philippine holdings outperformed the benchmark in local currency terms: real estate developer Ayala Land, Inc. (ALI PM) fell only 3.4 percent, Metropolitan Bank & Trust Company (MBT PM) shed 7.2 percent, while retail operator SM Investments Corp. (SM PM) gained 2.6 percent.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2011

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	(16.32)%	23.91%	1.93%	8.95%
Class C Class A with load of 5.75% Class A without load	(17.20)% (21.34)% (16.53)%	22.64% 21.17% 23.57%	0.90% N/A N/A	7.88% (1.97)%* (0.75)%*
MSCI Emerging Markets Index	(7.72)%	23.23%	6.51%	13.05%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.24% for Class N, 3.24% for Class C and 2.49% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2011
		Market					Market
Security	Shares	Value	Security			Shares	Value
COMMON STOCK - 91.8%
AGRICULTURE - 1.2%			ENGINEERING & CONSTRUCTION - 2.1%
KT&G Corp.	3,545	$ 221,360	DMCI Holdings Inc.			73,800	$ 66,566
			Samsung Engineering Co. Ltd.			1,547	315,402
AUTO MANUFACTURERS - 5.8%							381,968
Brilliance China Automotive Holdings Ltd. *	729,200	781,979	FOOD - 2.1%
Hyundai Motor Co.	1,375	276,408	Indofood Sukses Makmur Tbk PT			188,000	110,376
		1,058,387	Uni-President Enterprises Corp.			51,000	70,133
AUTO PARTS & EQUIPMENT - 2.3%			X5 Retail Group NV - GDR *			6,800	204,544
Hyundai Mobis	1,510	431,367					385,053
			HEALTHCARE-PRODUCTS - 1.4%
BANKS - 8.7%			Hengan International Group Co. Ltd.			23,000	199,431
Banco de Oro Unibank, Inc.	101,900	133,066	Shandong Weigao Group Medical Polymer Co. Ltd.			60,000	62,378
Banco Santander Chile - ADR	1,500	122,520					261,809
BanColombia SA - ADR	2,800	174,664	HOLDING COMPANIES-DIVERSIFIED - 2.9%
Bank Rakyat Indonesia Persero Tbk PT	245,000	184,193	Alfa SAB de CV			22,000	257,039
ICICI Bank Ltd. - ADR	10,100	375,316	Alliance Global Group, Inc.			439,900	107,647
Industrial & Commercial Bank of China	135,000	84,327	Ayala Corp.			13,668	97,531
Kasikornbank PCL - NVDR	67,900	270,972	Siam Cement PCL - NVDR			7,700	78,256
Metropolitan Bank & Trust	95,969	158,610					540,473
Turkiye Garanti Bankasi AS	26,300	92,548	INSURANCE - 0.8%
		1,596,216	PICC Property & Casualty Co. Ltd.			106,000	147,045
BEVERAGES - 2.4%
Cia de Bebidas das Americas - ADR	5,300	178,716	INTERNET - 4.6%
Fomento Economico Mexicano SAB de CV - ADR	4,000	268,200	Baidu, Inc. - ADR *			4,900	686,882
		446,916	Tencent Holdings Ltd.			6,700	155,001
BUILDING MATERIALS - 4.2%							841,883
Anhui Conch Cement Co. Ltd.	27,500	100,027	IRON/STEEL - 1.0%
China National Building Material Co. Ltd.	116,000	148,629	Evraz Group SA - GDR			3,300	58,938
Indocement Tunggal Prakarsa Tbk PT	108,500	198,215	Mechel - ADR			10,000	131,400
Semen Gresik Persero Tbk PT	299,500	318,654					190,338
		765,525	LODGING - 2.4%
CHEMICALS - 1.1%			Genting Bhd			28,500	99,347
Nan Ya Plastics Corp.	50,000	112,481	Sands China Ltd. *			110,800	333,073
Sociedad Quimica y Minera de Chile SA - ADR	1,600	93,600					432,420
		206,081	MEDIA - 1.3%
COAL - 0.4%			Naspers Ltd.			5,000	238,682
Yanzhou Coal Mining Co. Ltd.	26,000	64,377
			METAL FABRICATE/HARDWARE - 1.1%
COMMERCIAL SERVICES - 1.3%			Catcher Technology Co. Ltd.			35,000	195,003
Localiza Rent a Car SA	5,800	88,269
Multiplus SA	8,500	145,574	MINING - 6.4%
		233,843	Antofagasta PLC			4,100	76,519
DIVERSIFIED FINANCIAL SERVICES - 0.4%			Fresnillo PLC			5,000	135,963
CETIP SA - Balcao Organizado de Ativos e Derivativos	4,840	67,199	Grupo Mexico SAB de CV			47,100	132,120
			Kazakhmys PLC			12,500	185,361
ELECTRONICS - 3.6%			Korea Zinc Co. Ltd.			254	74,315
Samsung Electronics Co. Ltd.	690	592,919	MMC Norilsk Nickel OJSC - ADR			9,200	177,100
TPK Holding Co. Ltd. *	3,850	64,470	United Co. RUSAL PLC *			64,000	58,371
		657,389	Vale SA - ADR			13,400	340,494
							1,180,243

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2011
		Market					Market
Security	Shares	Value	Security			Shares	Value
OIL & GAS - 11.8%			TELECOMMUNICATIONS - 4.6%
CNOOC Ltd.	162,000	$ 306,329	Advanced Info Service PCL - NVDR			16,600	$ 70,033
Gazprom OAO - ADR	15,500	180,885	Axiata Group Bhd			87,600	138,570
HRT Participacoes em Petroleo SA *	300	149,885	China Mobile Ltd.			5,000	47,536
KazMunaiGas Exploration Production - GDR	4,900	83,259	HTC Corp.			15,377	345,576
Kunlun Energy Co. Ltd.	250,000	350,299	MTN Group Ltd.			8,700	152,158
Pacific Rubiales Energy Corp.	5,900	138,991	Telefonica Brasil SA - ADR			3,255	94,460
Petroleo Brasileiro SA - ADR	14,000	378,140					848,333
Polski Koncern Naftowy Orlen S.A. *	4,500	56,520	TEXTILES - 0.6%
PTT Exploration & Production PCL - NVDR	33,300	173,109	Cia Hering			4,800	108,994
QGEP Participacoes SA	25,400	257,255
S-Oil Corp.	871	90,223	TOTAL COMMON STOCK (Cost - $15,771,837)				16,823,043
		2,164,895
OIL & GAS SERVICES - 1.7%			PREFERRED STOCK - 1.9%
Eurasia Drilling Co. Ltd. - GDR	6,400	151,040	BANKS - 0.5%
Petrofac Ltd.	6,700	154,352	Banco do Estado do Rio Grande do Sul			9,100	97,379
		305,392
REAL ESTATE - 2.9%			MINING - 1.4%
Ayala Land, Inc.	220,000	82,425	Vale SA			10,700	258,132
BR Malls Participacoes SA	17,000	187,238
China Overseas Land & Investment Ltd.	106,000	196,199	TOTAL PREFERRED STOCK (Cost - $179,660)				355,511
LSR Group - GDR	14,600	69,934
		535,796	WARRANTS - 4.7%	Issued By	Maturity
RETAIL - 8.5%			Axis Bank Ltd.	UBS, AG	10/22/2012	8,900	211,895
Astra International Tbk PT	57,000	439,490	Exide Industries Ltd.	UBS, AG	6/27/2012	38,500	95,825
Belle International Holdings Ltd.	225,600	442,584	Mahindra & Mahindra Ltd.	UBS, AG	8/11/2014	7,300	129,727
E-Mart Co. Ltd. *	280	73,013	Sberbank of Russia	UBS, AG	12/15/2011	148,900	417,665
Magazine Luiza SA *	14,900	115,184	TOTAL WARRANTS ( Cost - $936,889)				855,112
Mr. Price Group Ltd.	11,000	105,942
SM Investments Corp.	28,900	374,077	SHORT-TERM INVESTMENTS - 4.0%
		1,550,290	MONEY MARKET FUND - 4.0%
SEMICONDUCTORS - 2.0%			First American Government Obligations Fund - 0.00%+			730,402	730,402
Advanced Semiconductor Engineering, Inc.	107,296	94,814	TOTAL SHORT-TERM INVESTMENTS (Cost - $730,402)
Taiwan Semiconductor Manufacturing Co. Ltd.	112,000	272,930
		367,744	TOTAL INVESTMENTS - 102.4% (Cost - $17,618,788)				$ 18,764,068
SHIPBUILDING - 2.2%			OTHER LIABILITIES LESS ASSETS - (2.4) %				(440,938)
Samsung Heavy Industries Co. Ltd.	13,070	398,022	NET ASSETS - 100.0%				$ 18,323,130

* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2011.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR - Non Voting Depositary Receipt.
Portfolio Composition * - Unaudited
Other Countries	25.96%		Indonesia			6.67%
South Korea	13.18%		Taiwan			6.16%
Brazil	13.15%		Philippines			5.44%
China	10.93%		Britain			4.44%
Hong Kong	9.69%		Russia			4.38%
			Total			100.00%
* Based on total market value of investments as of October 31, 2011.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2011

	Dunham	Dunham
	Monthly	Corporate /	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Loss Averse	Appreciation &	Large Cap
	Fund	Bond Fund	Bond Fund	Growth Fund	Income Fund	Value Fund
Assets:
Investments in securities, at cost	$ 123,471,070	$ 65,701,752	$ 59,214,308	$ 9,454,449	$ 27,991,189	$ 34,409,591
Investments in securities, at value	$ 119,378,214	$ 67,900,733	$ 61,110,928	$ 9,719,301	$ 31,423,770	$ 43,166,411
Deposits with brokers	10,819,776	-	-	-	-	-
Cash	9,256,875	-	-	2,452,061	-	-
Foreign currency, at value (Cost $10,290)	10,132	-	-	-	-	-
Receivable for securities sold	689,795	622,301	-	275,597	334,562	-
Interest and dividends receivable	359,334	650,173	1,331,359	5,590	84,081	66,159
Receivable for fund shares sold	910,973	319,406	152,511	-	477	-
Receivable for open forward foreign currency contracts	326,728	-	-	-	-	-
Prepaid expenses and other assets	113,248	32,178	28,955	31,494	27,180	29,834
Total Assets	141,865,075	69,524,791	62,623,753	12,484,043	31,870,070	43,262,404

Liabilities:
Option contracts written (proceeds $1,515,964)	1,874,207	-	-	-	-	-
Securities sold short (proceeds $12,212,103)	12,611,533	-	-	-	-	-
Unrealized depreciation on swaps	305,781	-	-	-	-	-
Payable for securities purchased	675,308	765,732	-	796,400	-	-
Payable for fund shares redeemed	56,282	2,824	31,026	-	199,241	18,154
Payable for open forward foreign currency contracts	300,526	-	-	-	-	-
Distributions payable	51,944	756	57,281	-	-	-
Payable to adviser	67,854	28,802	30,724	6,341	17,113	22,868
Payable to sub-adviser	127,305	9,846	18,515	6,852	25,685	15,128
Payable for distribution fees	30,170	6,448	7,694	1,224	4,111	5,912
Payable for administration fees	8,500	5,172	4,000	923	2,100	2,769
Payable for fund accounting fees	6,393	7,084	4,300	819	3,451	2,209
Payable for transfer agent fees	1,496	1,500	1,479	1,404	1,390	1,785
Payable for custody fees	18,775	7,767	1,250	1,350	1,500	992
Accrued expenses and other liabilities	26,432	19,400	20,242	15,884	16,582	19,344
Total Liabilities	16,162,506	855,331	176,511	831,197	271,173	89,161

Net Assets	$ 125,702,569	$ 68,669,460	$ 62,447,242	$ 11,652,846	$ 31,598,897	$ 43,173,243

Net Assets:
Paid in capital	$ 149,071,015	$ 65,253,575	$ 68,924,978	$ 11,634,259	$ 31,283,488	$ 43,737,135
Undistributed net investment income (loss)	279,579	-	17,760	96,835	73,158	90,103
Accumulated net realized gain/(loss) on
investments and foreign currency transactions	(18,517,758)	1,216,904	(8,392,116)	(343,100)	(3,190,330)	(9,410,815)
Net unrealized appreciation (depreciation) on
investments and foreign currency translations	(5,130,267)	2,198,981	1,896,620	264,852	3,432,581	8,756,820

Net Assets	$ 125,702,569	$ 68,669,460	$ 62,447,242	$ 11,652,846	$ 31,598,897	$ 43,173,243

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 65,620,507	$ 58,809,662	$ 45,586,298	$ 8,797,541	$ 24,475,008	$ 34,170,530
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,829,652	4,105,951	5,020,475	870,730	2,761,868	3,223,120
Net asset value, offering and
redemption price per share	$ 35.87	$ 14.32	$ 9.08	$ 10.10	$ 8.86	$ 10.60

Class A Shares:
Net Assets	$ 32,381,132	$ 610,295	$ 6,456,783	$ 1,788,337	$ 2,993,899	$ 2,874,202
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	910,221	42,662	705,884	177,759	339,015	271,854
Net asset value and
redemption price per share	$ 35.58	$ 14.31	$ 9.15	$ 10.06	$ 8.83	$ 10.57
Front-end sales charge factor	0.9425	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 37.75	$ 14.98	$ 9.58	$ 10.67	$ 9.37	$ 11.21

Class C Shares:
Net Assets	$ 27,700,930	$ 9,249,503	$ 10,404,161	$ 1,066,968	$ 4,129,990	$ 6,128,511
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	878,118	649,790	1,150,566	107,140	474,841	594,471
Net asset value, offering and
redemption price per share	$ 31.55	$ 14.23	$ 9.04	$ 9.96	$ 8.70	$ 10.31

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2011

						Dunham
	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 30,440,083	$ 17,586,450	$ 44,918,518	$ 15,318,725	$ 19,354,479	$ 17,618,788
Investments in securities, at value	$ 33,799,336	$ 21,321,467	$ 46,616,487	$ 17,595,314	$ 20,600,558	$ 18,764,068
Foreign currency, at value (Cost $778,840)	-	-	772,433	-	-	-
Receivable for securities sold	202,462	-	681,107	-	242,462	86,772
Interest and dividends receivable	24,357	46,829	181,205	10,421	370	36,772
Receivable for fund shares sold	127,902	59,145	-	-	-	-
Receivable for open forward foreign currency contracts	-	-	268,232	-	-	-
Due from sub-adviser	-	-	-	-	1,168	-
Prepaid expenses and other assets	23,593	23,888	29,271	28,748	28,413	29,916
Total Assets	34,177,650	21,451,329	48,548,735	17,634,483	20,872,971	18,917,528

Liabilities:
Cash overdraft	-	-	66,829	-	-	-
Payable for securities purchased	-	-	652,115	-	479,215	260,334
Payable for fund shares redeemed	316	1,586	169,471	79,341	240,356	284,923
Payable for open forward foreign currency contracts	-	-	231,159	-	-	582
Payable to adviser	18,270	11,288	25,400	9,187	10,585	9,572
Payable to sub-adviser	1,843	2,410	12,312	16,125	-	485
Payable for distribution fees	4,179	3,145	6,703	2,224	3,104	2,350
Payable for administration fees	2,300	960	3,093	1,066	1,200	1,410
Payable for fund accounting fees	1,875	850	4,526	1,147	1,000	1,989
Payable for transfer agent fees	1,450	1,350	1,751	1,523	1,300	1,503
Payable for custody fees	2,550	1,006	36,000	2,100	3,000	15,000
Accrued expenses and other liabilities	16,456	14,702	18,400	15,350	15,000	16,250
Total Liabilities	49,239	37,297	1,227,759	128,063	754,760	594,398

Net Assets	$ 34,128,411	$ 21,414,032	$ 47,320,976	$ 17,506,420	$ 20,118,211	$ 18,323,130

Net Assets:
Paid in capital	$ 51,414,752	$ 20,305,077	$ 56,903,869	$ 21,357,042	$ 19,435,038	$ 20,991,945
Undistributed net investment income (loss)	92,041	101,876	429,989	-	-	(10,532)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(20,737,635)	(2,727,938)	(11,744,183)	(6,127,211)	(562,906)	(3,801,139)
Net unrealized appreciation on
investments and foreign currency translations	3,359,253	3,735,017	1,731,301	2,276,589	1,246,079	1,142,856

Net Assets	$ 34,128,411	$ 21,414,032	$ 47,320,976	$ 17,506,420	$ 20,118,211	$ 18,323,130

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 29,251,708	$ 12,507,450	$ 39,163,056	$ 14,739,364	$ 14,974,694	$ 14,616,383
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	7,974,000	906,633	3,303,591	1,412,093	1,015,467	1,088,737
Net asset value, offering and
redemption price per share	$ 3.67	$ 13.80	$ 11.85	$ 10.44	$ 14.75	$ 13.43

Class A Shares:
Net Assets	$ 245,459	$ 6,962,289	$ 1,308,674	$ 193,202	$ 1,950,114	$ 951,497
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	67,687	504,628	110,484	18,585	133,658	71,927
Net asset value and
redemption price per share	$ 3.63	$ 13.80	$ 11.84	$ 10.40	$ 14.59	$ 13.23
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 3.85	$ 14.64	$ 12.56	$ 11.03	$ 15.48	$ 14.04
Class C Shares:
Net Assets	$ 4,631,244	$ 1,944,293	$ 6,849,246	$ 2,573,854	$ 3,193,403	$ 2,755,250
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,353,464	145,053	598,509	258,468	233,247	213,518
Net asset value, offering and
redemption price per share	$ 3.42	$ 13.40	$ 11.44	$ 9.96	$ 13.69	$ 12.90

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2011

	Dunham	Dunham
	Monthly	Corporate /	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Loss Averse	Appreciation &	Large Cap
	Fund	Bond Fund	Bond Fund	Growth Fund	Income Fund	Value Fund

Investment Income:
Interest income	$ 302,911	$ 3,941,241	$ 5,585,315	$ 47	$ 592,668	$ 789
Dividend income	2,667,303	41,210	195,503	348,018	340,921	947,702
Less: Foreign withholding taxes	-	-	-	(236)	(522)	-
Total Investment Income	2,970,214	3,982,451	5,780,818	347,829	933,067	948,491

Operating Expenses:
Investment advisory fees	749,392	405,157	417,507	75,523	216,256	286,620
Sub-advisory fees	789,026	283,610	347,923	58,361	199,621	189,610
Sub-advisory performance fees	403,279	47,861	(68,157)	(35,657)	55,247	61,286
Fund accounting fees	77,043	83,196	60,966	8,262	25,804	28,424
Distribution fees- Class C Shares	253,489	79,921	74,343	7,137	37,736	61,204
Distribution fees- Class A Shares	83,425	1,750	15,470	14,436	13,644	9,238
Administration fees	88,489	65,717	54,706	9,280	25,847	34,208
Registration fees	65,255	40,192	49,021	52,544	35,895	33,382
Transfer agent fees	29,498	23,079	22,612	19,363	19,654	21,571
Custodian fees	182,609	28,885	8,707	5,694	13,444	6,402
Professional fees	43,160	28,903	23,861	15,303	18,985	21,308
Chief Compliance Officer fees	16,199	13,282	11,062	2,094	5,544	6,614
Printing and postage expense	76,499	9,684	13,696	3,985	5,182	8,219
Trustees' fees	8,732	6,729	5,521	918	2,641	3,530
Insurance expense	25,968	4,786	4,159	362	1,412	2,160
Non 12b-1 shareholder servicing fees	32,000	495	4,806	4,067	679	5,550
Dividend expense on short sales	346,864	-	-	-	-	-
Interest expense	423	-	-	-	-	-
Miscellaneous expenses	16,886	7,867	6,490	2,357	4,124	4,379
Total Operating Expenses	3,288,236	1,131,114	1,052,693	244,029	681,715	783,705

Net Investment Income (Loss)	(318,022)	2,851,337	4,728,125	103,800	251,352	164,786

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments	4,638,663	1,417,751	2,292,862	(322,299)	2,908,258	1,814,957
Options purchased	(467,474)	-	-	-	-	-
Securities sold short	(128,131)	-	-	-	-	-
Written options	1,508,332	-	-	-	-	-
Foreign currency transactions	34,191	-	-	-	-	-
Swap contracts	956,902	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(6,414,245)	(2,699,501)	(4,315,365)	174,329	(855,338)	930,353
Options purchased	(298,190)	-	-	-	-	-
Securities sold short	50,867	-	-	-	-	-
Written options	197,542	-	-	-	-	-
Foreign currency translations	18,423	-	-	-	-	-
Swap contracts	(308,887)	-	-	-	-	-
Net Realized and Unrealized Gain (Loss)	(212,007)	(1,281,750)	(2,022,503)	(147,970)	2,052,920	2,745,310

Net Increase/(Decrease) in Net Assets
Resulting From Operations	$ (530,029)	$ 1,569,587	$ 2,705,622	$ (44,170)	$ 2,304,272	$ 2,910,096

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2011

						Dunham
	Dunham	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 1,754	$ 89	$ 712	$ 143	$ 178	$ -
Dividend income	585,213	354,991	1,772,963	386,636	65,146	374,192
Less: Foreign withholding taxes	(9,266)	-	(150,502)	(145)	(248)	(33,009)
Total Investment Income	577,701	355,080	1,623,173	386,634	65,076	341,183

Operating Expenses:
Investment advisory fees	236,320	88,489	303,460	116,199	145,383	127,808
Sub-advisory fees	163,673	56,496	303,460	98,322	111,833	117,977
Sub-advisory performance fees	(129,343)	(38,428)	57,968	48,325	(70,081)	(29,871)
Fund accounting fees	23,721	9,361	59,554	12,754	16,806	23,521
Distribution fees- Class C Shares	47,870	16,541	70,387	25,309	33,870	28,598
Distribution fees- Class A Shares	632	4,435	2,761	1,045	9,517	3,134
Administration fees	27,979	9,859	35,988	13,606	17,106	13,826
Registration fees	36,966	34,669	36,129	30,555	34,034	31,446
Transfer agent fees	19,950	18,135	20,507	19,051	19,068	18,868
Custodian fees	7,399	5,868	195,072	10,509	16,495	70,511
Professional fees	25,594	14,732	26,119	16,272	17,241	25,464
Chief Compliance Officer fees	6,278	1,774	7,049	2,807	3,554	3,114
Printing and postage expense	7,337	1,470	7,517	2,209	7,913	3,573
Trustees' fees	2,914	1,040	3,687	1,432	1,775	1,539
Insurance expense	1,642	411	2,174	641	904	870
Non 12b-1 shareholder servicing fees	1,976	89	1,202	280	1,352	818
Miscellaneous expenses	3,997	1,972	4,918	2,769	2,631	3,414
Total Operating Expenses	484,905	226,913	1,137,952	402,085	369,401	444,610

Net Investment Income (Loss)	92,796	128,167	485,221	(15,451)	(304,325)	(103,427)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from:
Investments	1,361,744	368,525	1,658,826	2,165,519	2,637,632	(288,529)
Foreign currency transactions	-	-	(111,156)	-	13	(121,881)
Net change in unrealized appreciation/(depreciation) on:
Investments	15,327	1,326,163	(5,379,754)	(892,308)	(1,723,771)	(3,059,627)
Foreign currency translations	-	-	114,489	-	-	(1,014)
Net Realized and Unrealized Gain (Loss)	1,377,071	1,694,688	(3,717,595)	1,273,211	913,874	(3,471,051)

Net Increase/(Decrease) in Net Assets		-
Resulting From Operations	$ 1,469,867	$ 1,822,855	$ (3,232,374)	$ 1,257,760	$ 609,549	$ (3,574,478)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham
	Monthly Distribution		Corporate/Government		High-Yield		Loss Averse
	Fund		Bond Fund		Bond Fund		Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010 (a)

Operations:
Net investment income (loss)	$ (318,022)	$ 159,335	$ 2,851,337	$ 2,971,755	$ 4,728,125	$ 5,311,418	$ 103,800	$ (80,998)
Net realized gain (loss) from investments,
foreign currency and written options	6,542,483	5,561,618	1,417,751	2,920,343	2,292,862	2,879,270	(322,299)	149,035
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency and written options	(6,754,490)	826,376	(2,699,501)	1,498,723	(4,315,365)	2,516,555	174,329	90,523
Net Increase/(Decrease) in Net Assets
Resulting From Operations	(530,029)	6,547,329	1,569,587	7,390,821	2,705,622	10,707,243	(44,170)	158,560

Distributions to Shareholders From:
Net Realized Gains:
Class N	(1,878,166)	(775,310)	(2,262,050)	(312,234)	-	-	(39,259)	-
Class A	(1,113,726)	(744,314)	(15,036)	(990)	-	-	(54,003)	-
Class C	(939,881)	(702,225)	(331,168)	(59,387)	-	-	(2,541)	-
Net Investment Income:
Class N	-	-	(2,672,946)	(2,737,089)	(3,728,869)	(4,336,587)	-	-
Class A	-	-	(25,491)	(19,363)	(415,354)	(370,304)	-	-
Class C	-	-	(329,452)	(398,714)	(614,428)	(579,354)	-	-
Total Dividends and Distributions
to Shareholders	(3,931,773)	(2,221,849)	(5,636,143)	(3,527,777)	(4,758,651)	(5,286,245)	(95,803)	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	50,554,555	23,691,115	14,004,250	25,642,063	12,520,509	17,068,212	6,915,883	4,661,227
Class A	30,453,694	3,708,532	550,731	1,180,204	3,050,873	2,050,619	1,298,156	6,236,967
Class C	15,048,836	6,208,030	1,954,921	2,307,238	3,914,166	2,405,206	1,338,808	158,464
Reinvestment of dividends and distributions
Class N	1,675,469	765,101	4,911,999	3,021,617	3,159,164	3,678,894	7,132	-
Class A	796,366	464,712	33,675	17,844	301,903	308,859	52,848	-
Class C	787,075	572,555	660,391	458,102	518,990	511,764	2,192	-
Cost of shares redeemed
Class N	(22,721,851)	(4,403,619)	(34,778,317)	(19,196,553)	(27,149,775)	(18,288,467)	(2,632,911)	(416,511)
Class A	(21,119,895)	(6,335,013)	(463,600)	(917,017)	(2,078,647)	(2,280,692)	(5,462,046)	(111,877)
Class C	(8,270,693)	(6,280,780)	(5,303,209)	(3,988,036)	(2,913,813)	(2,032,642)	(414,073)	-
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	47,203,556	18,390,633	(18,429,159)	8,525,462	(8,676,630)	3,421,753	1,105,989	10,528,270

Total Increase (Decrease) in Net Assets	42,741,754	22,716,113	(22,495,715)	12,388,506	(10,729,659)	8,842,751	966,016	10,686,830

Net Assets:
Beginning of Period	82,960,815	60,244,702	91,165,175	78,776,669	73,176,901	64,334,150	10,686,830	-
End of Period*	$125,702,569	$ 82,960,815	$ 68,669,460	$ 91,165,175	$ 62,447,242	$ 73,176,901	$ 11,652,846	$ 10,686,830
* Includes undistributed net investment
income (loss) at end of period	$ 279,579	$ (10,727)	$ -	$ 3,132	$ 17,760	$ 48,286	$ 96,835	$ -

(a) Fund commenced operations on April 30, 2010.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Appreciation &		Large Cap		Large Cap		Real Estate
	Income Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010

Operations:
Net investment income	$ 251,352	$ 490,736	$ 164,786	$ 165,691	$ 92,796	$ 15,238	$ 128,167	$ 83,495
Net realized gain from investments
and foreign currency	2,908,258	376,941	1,814,957	756,629	1,361,744	4,628,482	368,525	1,113,277
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(855,338)	3,012,776	930,353	4,562,263	15,327	(167,425)	1,326,163	1,376,066
Net Increase/(Decrease) in Net Assets
Resulting From Operations	2,304,272	3,880,453	2,910,096	5,484,583	1,469,867	4,476,295	1,822,855	2,572,838

Distributions to Shareholders From:
Net Investment Income:
Class N	(663,047)	(311,761)	(202,004)	(164,703)	(15,864)	(33,521)	(104,823)	(61,400)
Class A	(226,554)	(40,364)	(22,102)	(163)	-	-	(458)	(175)
Class C	(63,368)	(23,373)	-	-	-	-	(4,466)	-
Total Dividends and Distributions
to Shareholders	(952,969)	(375,498)	(224,106)	(164,866)	(15,864)	(33,521)	(109,747)	(61,575)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	5,950,237	8,052,829	8,639,025	5,767,466	5,634,161	6,841,566	6,926,996	3,226,262
Class A	6,751,170	6,210,381	587,182	3,926,569	237,430	139,451	7,759,189	23,485
Class C	1,456,911	349,068	1,218,316	950,801	1,074,630	605,470	890,853	306,837
Reinvestment of dividends and distributions
Class N	643,241	311,417	193,522	164,499	14,465	33,473	104,396	61,094
Class A	201,137	31,593	20,678	163	-	-	458	175
Class C	63,368	23,373	-	-	-	-	4,466	-
Cost of shares redeemed
Class N	(6,921,903)	(7,981,199)	(8,202,795)	(8,179,710)	(9,464,379)	(12,177,910)	(3,120,705)	(3,275,298)
Class A	(11,605,250)	(1,485,948)	(1,817,354)	(359,991)	(192,883)	(9,527)	(1,517,535)	(7,935)
Class C	(1,009,824)	(823,760)	(1,200,052)	(863,046)	(1,443,466)	(1,419,253)	(390,413)	(307,106)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(4,470,913)	4,687,754	(561,478)	1,406,751	(4,140,042)	(5,986,730)	10,657,705	27,514

Total Increase (Decrease) in Net Assets	(3,119,610)	8,192,709	2,124,512	6,726,468	(2,686,039)	(1,543,956)	12,370,813	2,538,777

Net Assets:
Beginning of Year	34,718,507	26,525,798	41,048,731	34,322,263	36,814,450	38,358,406	9,043,219	6,504,442
End of Year	$ 31,598,897	$ 34,718,507	$ 43,173,243	$ 41,048,731	$ 34,128,411	$ 36,814,450	$ 21,414,032	$ 9,043,219
* Includes undistributed net investment
income at end of year	$ 73,158	$ 616,943	$ 90,103	$ 149,423	$ 92,041	$ 15,109	$ 101,876	$ 83,456

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	International		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010	Oct. 31, 2011	Oct. 31, 2010

Operations:
Net investment income (loss)	$ 485,221	$ 199,711	$ (15,451)	$ 27,867	$ (304,325)	$ (372,086)	$ (103,427)	$ (145,057)
Net realized gain (loss) from investments and
foreign currency	1,547,670	2,045,553	2,165,519	1,123,852	2,637,645	4,419,049	(410,410)	2,049,200
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	(5,265,265)	4,134,594	(892,308)	2,443,271	(1,723,771)	(89,542)	(3,060,641)	939,007
Net Increase (Decrease) in Net Assets
Resulting From Operations	(3,232,374)	6,379,858	1,257,760	3,594,990	609,549	3,957,421	(3,574,478)	2,843,150

Distributions to Shareholders From:
Net Investment Income:
Class N	(304,185)	(585,439)	(27,644)	(137,841)	-	-	-	(223,700)
Class A	(2,273)	(1,008)	-	(154)	-	-	-	(24,650)
Class C	-	(65,032)	-	(2,609)	-	-	-	(28,790)
Total Dividends and Distributions
to Shareholders	(306,458)	(651,479)	(27,644)	(140,604)	-	-	-	(277,140)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	11,987,263	7,675,819	3,379,433	2,343,477	4,469,761	1,641,867	7,197,886	4,981,897
Class A	1,277,221	261,953	666,939	121,132	7,301,900	636,551	1,356,820	3,231,954
Class C	1,592,576	1,080,476	588,713	321,612	943,873	370,798	1,136,980	548,715
Reinvestment of dividends and distributions
Class N	304,050	584,766	27,622	137,626	-	-	-	223,450
Class A	1,465	1,008	-	154	-	-	-	24,468
Class C	-	65,032	-	2,609	-	-	-	28,790
Cost of shares redeemed
Class N	(6,783,971)	(8,355,124)	(4,103,911)	(4,370,593)	(5,200,831)	(4,771,781)	(3,370,029)	(4,647,510)
Class A	(147,594)	(30,730)	(653,789)	-	(5,114,764)	(15,920)	(2,834,374)	(1,328,278)
Class C	(1,275,435)	(787,754)	(501,566)	(456,816)	(1,334,726)	(783,440)	(591,454)	(431,244)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	6,955,575	495,446	(596,559)	(1,900,799)	1,065,213	(2,921,925)	2,895,829	2,632,242

Total Increase (Decrease) in Net Assets	3,416,743	6,223,825	633,557	1,553,587	1,674,762	1,035,496	(678,649)	5,198,252

Net Assets:
Beginning of Year	43,904,233	37,680,408	16,872,863	15,319,276	18,443,449	17,407,953	19,001,779	13,803,527
End of Year*	$ 47,320,976	$ 43,904,233	$ 17,506,420	$ 16,872,863	$ 20,118,211	$ 18,443,449	$ 18,323,130	$ 19,001,779
* Includes undistributed net investment
income (loss) at end of year	$ 429,989	$ 335,355	$ -	$ -	$ -	$ -	$ (10,532)	$ (181,524)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N				Class A
								Ten Months
	Year Ended			Period Ended	Year Ended			Ended	Year Ended	Year Ended
	October 31,			October 31,	October 31,			October 31,	December 31,	December 31,
	2011	2010	2009	2008*	2011	2010	2009	2008 ~	2007	2006

Net asset value, beginning of period	$ 36.52	$ 34.09	$ 34.78	$ 37.32	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84
Income (loss) from investment operations:
Net investment income (loss)**	0.01	0.22	(0.03)	(0.05)	(0.09)	0.14	(0.11)	(0.56)	(0.18)	(0.27)
Net realized and unrealized gain (loss) ***	0.53	3.35	1.39	(2.35)	0.54	3.33	1.37	(9.08)	1.08	5.07
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.07++
Total income (loss) from investment operations	0.54	3.57	1.36	(2.40)	0.45	3.47	1.26	(9.64)	0.90	4.87
Less distributions:
Distributions from net realized gains	(1.19)	(1.14)	(1.15)	(0.14)	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)	0.00
Tax return of capital	0.00	0.00	(0.90)	0.00	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)
Total distributions	(1.19)	(1.14)	(2.05)	(0.14)	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)
Net asset value, end of period	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 35.58	$ 36.32	$ 33.99	$ 34.78	$ 46.78	$ 51.01

Total return +	1.47%	10.64%	4.29%	(6.44)%	1.22%	10.38%	3.99%	(21.27)%	1.72%	9.92%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 65,621	$ 38,328	$ 16,612	$ 291	$ 32,381	$ 23,453	$ 24,080	$ 34,552	$ 18,223	$ 24,795
Ratios of expenses to average net assets:
Before fee waivers^	2.57%	2.45%	2.38%	3.40%	2.82%	2.70%	2.63%	3.65%	2.36%	2.34%
After fee waivers^	2.57%	2.45%	2.35%	3.40%	2.82%	2.70%	2.60%	3.65%	2.25%	2.21%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.03%	0.62%	(0.11)%	(1.44)%	(0.22)%	0.37%	(0.36)%	(1.69)%	(0.44)%	(0.59)%
After fee waivers^	0.03%	0.62%	(0.08)%	(1.44)%	(0.22)%	0.37%	(0.33)%	(1.69)%	(0.33)%	(0.46)%
Portfolio turnover rate	277%	370%	480%	160% (1)	277%	370%	480%	160% (1)	213%	196%

	Class C
				Ten Months
	Year Ended			Ended	Year Ended	Year Ended
	October 31,			October 31,	December 31,	December 31,
	2011	2010	2009	2008 ~	2007	2006

Net asset value, beginning of period	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55
Income (loss) from investment operations:
Net investment loss**	(0.32)	(0.12)	(0.33)	(0.75)	(0.55)	(0.64)
Net realized and unrealized gain (loss) ***	0.47	3.02	1.21	(8.39)	1.06	4.84
Payment from affiliate	0.00	0.00	0.00	0.00	0.00	0.07++
Total income (loss) from investment operations	0.15	2.90	0.88	(9.14)	0.51	4.27
Less distributions:
Distributions from net realized gains	(1.19)	(1.14)	(1.15)	(0.14)	(5.13)	0.00
Tax return of capital	0.00	0.00	(0.90)	(2.22)	0.00	(5.70)
Total distributions	(1.19)	(1.14)	(2.05)	(2.36)	(5.13)	(5.70)
Net asset value, end of period	$ 31.55	$ 32.59	$ 30.83	$ 32.00	$ 43.50	$ 48.12

Total return +	0.43%	9.59%	3.12%	(21.74)%	0.98%	9.13%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 27,701	$ 21,181	$ 19,553	$ 28,310	$ 15,161	$ 18,601
Ratios of expenses to average net assets:
Before fee waivers^	3.57%	3.45%	3.38%	4.40%	3.11%	3.09%
After fee waivers^	3.57%	3.45%	3.35%	4.40%	3.00%	2.96%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.97)%	(0.38)%	(1.11)%	(2.44)%	(1.20)%	(1.34)%
After fee waivers^	(0.97)%	(0.38)%	(1.08)%	(2.44)%	(1.09)%	(1.20)%
Portfolio turnover rate	277%	370%	480%	160% (1)	213%	196%
*	Class N shares commenced operations on September 29, 2008.
**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
++ Amount was calculated based on the average shares outstanding during the year.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 14.99	$ 14.32	$ 12.73	$ 13.65	$ 13.58
Income (loss) from investment operations:
Net investment income**	0.52	0.54	0.52	0.53	0.59
Net realized and unrealized gain (loss)	(0.20)	0.76	1.60	(0.90)	0.06
Total income (loss) from investment operations	0.32	1.30	2.12	(0.37)	0.65
Less distributions:
Distributions from net investment income	(0.56)	(0.56)	(0.53)	(0.53)	(0.58)
Distributions from net realized gains	(0.43)	(0.07)	0.00	(0.02)	0.00
Total distributions	(0.99)	(0.63)	(0.53)	(0.55)	(0.58)
Net asset value, end of year	$ 14.32	$ 14.99	$ 14.32	$ 12.73	$ 13.65

Total return +	2.33%	9.32%	16.92%	(3.21)%	4.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 58,810	$ 78,181	$ 65,445	$ 71,815	$ 81,719
Ratios of expenses to average net assets:
Before fee waivers	1.30%	1.37%	1.21%	1.07%	1.06%
After fee waivers	1.30%	1.37%	1.18%	1.07%	1.03%
Ratios of net investment income to
average net assets:
Before fee waivers	3.62%	3.66%	3.77%	3.91%	4.32%
After fee waivers	3.62%	3.66%	3.80%	3.91%	4.35%
Portfolio turnover rate	178%	174%	266%	253%	291%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 13.60	$ 14.90	$ 14.24	$ 12.66	$ 13.57	$ 13.51
Income (loss) from investment operations:
Net investment income**	0.49	0.50	0.48	0.50	0.46	0.41	0.42	0.41	0.43	0.49
Net realized and unrealized gain (loss)	(0.20)	0.76	1.61	(0.90)	(0.14)	(0.20)	0.76	1.59	(0.89)	0.05
Total income (loss) from investment operations	0.29	1.26	2.09	(0.40)	0.32	0.21	1.18	2.00	(0.46)	0.54
Less distributions:
Distributions from net investment income	(0.53)	(0.57)	(0.50)	(0.50)	(0.23)	(0.45)	(0.45)	(0.42)	(0.43)	(0.48)
Distributions from net realized gains	(0.43)	(0.07)	0.00	(0.02)	0.00	(0.43)	(0.07)	0.00	(0.02)	0.00
Total distributions	(0.96)	(0.64)	(0.50)	(0.52)	(0.23)	(0.88)	(0.52)	(0.42)	(0.45)	(0.48)
Net asset value, end of period	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 13.69	$ 14.23	$ 14.90	$ 14.24	$ 12.66	$ 13.57

Total return +	2.15%	8.98%	16.61%	(3.45)%	2.40%	1.57%	8.48%	16.05%	(3.82)%	4.07%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 610	$ 518	$ 212	$ 188	$ 221	$ 9,250	$ 12,466	$ 13,119	$ 12,890	$ 13,801
Ratios of expenses to average net assets:
Before fee waivers^	1.55%	1.62%	1.46%	1.32%	1.31%	2.05%	2.12%	1.96%	1.82%	1.81%
After fee waivers^	1.55%	1.62%	1.43%	1.32%	1.28%	2.05%	2.12%	1.93%	1.82%	1.78%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.37%	3.41%	3.52%	3.66%	4.08%	2.87%	2.91%	3.02%	3.16%	3.57%
After fee waivers^	3.37%	3.41%	3.55%	3.66%	4.11%	2.87%	2.91%	3.05%	3.16%	3.60%
Portfolio turnover rate	178%	174%	266%	253%	291% (1)	178%	174%	266%	253%	291%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 9.36	$ 8.65	$ 7.30	$ 9.79	$ 9.91
Income (loss) from investment operations:
Net investment income**	0.65	0.72	0.62	0.63	0.65
Net realized and unrealized gain (loss)	(0.28)	0.70	1.34	(2.49)	(0.15)
Total income (loss) from investment operations	0.37	1.42	1.96	(1.86)	0.50
Less distributions:
Distributions from net investment income	(0.65)	(0.71)	(0.61)	(0.63)	(0.62)
Total distributions	(0.65)	(0.71)	(0.61)	(0.63)	(0.62)
Net asset value, end of year	$ 9.08	$ 9.36	$ 8.65	$ 7.30	$ 9.79

Total return +	4.03%	17.11%	28.20%	(20.10)%	5.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 45,586	$ 58,597	$ 51,747	$ 43,837	$ 72,503
Ratios of expenses to average net assets:
Before fee waivers	1.38%	1.23%	1.58%	1.57%	1.29%
After fee waivers	1.38%	1.23%	1.55%	1.57%	1.29%
Ratios of net investment income to
average net assets:
Before fee waivers	6.92%	7.99%	8.00%	6.81%	6.53%
After fee waivers	6.92%	7.99%	8.03%	6.81%	6.53%
Portfolio turnover rate	49%	60%	103%	75%	64%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 10.06	$ 9.31	$ 8.61	$ 7.27	$ 9.75	$ 9.90
Income (loss) from investment operations:
Net investment income**	0.63	0.70	0.63	0.60	0.53	0.58	0.65	0.55	0.55	0.58
Net realized and unrealized gain (loss)	(0.27)	0.71	1.33	(2.50)	(0.45)	(0.28)	0.69	1.35	(2.47)	(0.16)
Total income (loss) from investment operations	0.36	1.41	1.96	(1.90)	0.08	0.30	1.34	1.90	(1.92)	0.42
Less distributions:
Distributions from net investment income	(0.63)	(0.70)	(0.59)	(0.57)	(0.33)	(0.57)	(0.64)	(0.56)	(0.56)	(0.57)
Total distributions	(0.63)	(0.70)	(0.59)	(0.57)	(0.33)	(0.57)	(0.64)	(0.56)	(0.56)	(0.57)
Net asset value, end of period	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.81	$ 9.04	$ 9.31	$ 8.61	$ 7.27	$ 9.75

Total return +	3.84%	16.85%	27.91%	(20.43)%	0.83%	3.28%	16.16%	27.37%	(20.73)%	4.25%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,457	$ 5,366	$ 4,909	$ 1,590	$ 178	$ 10,404	$ 9,214	$ 7,678	$ 8,203	$ 11,609
Ratios of expenses to average net assets:
Before fee waivers^	1.63%	1.48%	1.83%	1.82%	1.55%	2.13%	1.98%	2.33%	2.32%	2.04%
After fee waivers^	1.63%	1.48%	1.80%	1.82%	1.55%	2.13%	1.98%	2.30%	2.32%	2.04%
Ratios of net investment income to
average net assets:
Before fee waivers^	6.67%	7.74%	7.75%	6.56%	6.28%	6.17%	7.24%	7.25%	6.06%	5.78%
After fee waivers^	6.67%	7.74%	7.78%	6.56%	6.28%	6.17%	7.24%	7.28%	6.06%	5.78%
Portfolio turnover rate	49%	60%	103%	75%	64% (1)	49%	60%	103%	75%	64%

* Class A shares commenced operations on January 3, 2007.
**The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Growth Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C

	Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
	October 31,	October 31,		October 31,	October 31,		October 31,	October 31,
	2011	2010		2011	2010		2011	2010

Net asset value, beginning of period	$ 10.17	$ 10.00		$ 10.16	$ 10.00		$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.17	(0.13)		0.02	(0.14)		0.07	(0.17)
Net realized and unrealized gain (loss)	(0.15)	0.30		(0.03)	0.30		(0.15)	0.30
Total income (loss) from investment operations	0.02	0.17		(0.01)	0.16		(0.08)	0.13
Less distributions:
Distributions from net realized gains	(0.09)	0.00		(0.09)	0.00		(0.09)	0.00
Total distributions	(0.09)	0.00		(0.09)	0.00		(0.09)	0.00
Net asset value, end of period	$ 10.10	$ 10.17		$ 10.06	$ 10.16		$ 9.96	$ 10.13

Total return +, #	0.20%	1.70%		(0.10)%	1.60%		(0.79)%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,798	$ 4,303		$ 1,788	$ 6,224		$ 1,067	$ 160
Ratios of expenses to average net assets:
Before fee waivers^	1.98%	2.75%		2.23%	3.00%		2.98%	3.75%
After fee waivers^	1.98%	2.75%		2.23%	3.00%		2.98%	3.75%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.71%	(2.39)%		1.46%	(2.64)%		0.71%	(3.39)%
After fee waivers^	1.71%	(2.39)%		1.46%	(2.64)%		0.71%	(3.39)%
Portfolio turnover rate	704%	402%	(1)	704%	402%	(1)	704%	402%	(1)

* The fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year.
Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 8.47	$ 7.53	$ 5.77	$ 10.13	$ 9.11
Income (loss) from investment operations:
Net investment income**	0.08	0.16	0.14	0.03	0.03
Net realized and unrealized gain (loss)	0.55	0.90	1.70	(3.46)	1.87
Total income (loss) from investment operations	0.63	1.06	1.84	(3.43)	1.90
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.08)	(0.30)	(0.23)
Distributions from net realized gains	0.00	0.00	0.00	(0.36)	(0.65)
Distributions from paid in capital	0.00	0.00	0.00	(0.27)	0.00
Total distributions	(0.24)	(0.12)	(0.08)	(0.93)	(0.88)
Net asset value, end of year	$ 8.86	$ 8.47	$ 7.53	$ 5.77	$ 10.13

Total return +	7.56%	14.22%	32.37%	(37.06)%	22.85%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 24,475	$ 23,718	$ 20,515	$ 24,521	$ 34,074
Ratios of expenses to average net assets:
Before fee waivers	1.91%	1.52%	1.86%	1.90%	1.87%
After fee waivers	1.91%	1.52%	1.83%	1.90%	1.87%
Ratios of net investment income to
average net assets:
Before fee waivers	0.90%	1.99%	2.15%	0.41%	0.31%
After fee waivers	0.90%	1.99%	2.18%	0.41%	0.31%
Portfolio turnover rate	69%	71%	69%	104%	109%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.41	$ 8.32	$ 7.40	$ 5.64	$ 9.95	$ 8.90
Income (loss) from investment operations:
Net investment income (loss)**	0.06	0.14	0.13	0.01	0.00	(0.01)	0.08	0.07	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.55	0.90	1.70	(3.45)	1.70	0.55	0.89	1.69	(3.41)	1.85
Total income (loss) from investment operations	0.61	1.04	1.83	(3.44)	1.70	0.54	0.97	1.76	(3.46)	1.79
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.05)	(0.27)	0.00	(0.16)	(0.05)	0.00	(0.02)	(0.09)
Distributions from net realized gains	0.00	0.00	0.00	(0.36)	0.00	0.00	0.00	0.00	(0.36)	(0.65)
Distributions from paid in capital	0.00	0.00	0.00	(0.30)	0.00	0.00	0.00	0.00	(0.47)	0.00
Total distributions	(0.23)	(0.11)	(0.05)	(0.93)	0.00	(0.16)	(0.05)	0.00	(0.85)	(0.74)
Net asset value, end of period	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 10.11	$ 8.70	$ 8.32	$ 7.40	$ 5.64	$ 9.95

Total return +	7.33%	13.96%	32.09%	(37.32)%	20.21%	6.49%	13.14%	31.21%	(37.80)%	21.69%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,994	$ 7,530	$ 2,498	$ 468	$ 732	$ 4,130	$ 3,471	$ 3,513	$ 3,642	$ 6,442
Ratios of expenses to average net assets:
Before fee waivers^	2.16%	1.77%	2.11%	2.15%	2.12%	2.91%	2.52%	2.86%	2.90%	2.87%
After fee waivers^	2.16%	1.77%	2.08%	2.15%	2.12%	2.91%	2.52%	2.83%	2.90%	2.87%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.65%	1.74%	1.90%	0.16%	0.06%	(0.10)%	0.99%	1.15%	(0.59)%	(0.69)%
After fee waivers^	0.65%	1.74%	1.93%	0.16%	0.06%	(0.10)%	0.99%	1.18%	(0.59)%	(0.69)%
Portfolio turnover rate	69%	71%	69%	104%	109% (1)	69%	71%	69%	104%	109%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 9.96	$ 8.70	$ 8.09	$ 13.30	$ 12.45
Income (loss) from investment operations:
Net investment income **	0.06	0.06	0.07	0.10	0.16
Net realized and unrealized gain (loss)	0.64	1.25	0.62	(4.90)	1.47
Total income (loss) from investment operations	0.70	1.31	0.69	(4.80)	1.63
Less distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.08)	(0.14)	(0.08)
Distributions from net realized gains	0.00	0.00	0.00	(0.27)	(0.70)
Total distributions	(0.06)	(0.05)	(0.08)	(0.41)	(0.78)
Net asset value, end of year	$ 10.60	$ 9.96	$ 8.70	$ 8.09	$ 13.30

Total return +	7.06%	15.11%	8.72%	(37.14)%	13.67%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 34,171	$ 31,436	$ 29,315	$ 32,126	$ 48,049
Ratios of expenses to average net assets:
Before fee waivers	1.62%	1.40%	1.72%	1.85%	1.32%
After fee waivers	1.62%	1.40%	1.69%	1.85%	1.32%
Ratios of net investment income to
average net assets:
Before fee waivers	0.53%	0.61%	0.90%	0.71%	1.28%
After fee waivers	0.53%	0.61%	0.93%	0.71%	1.28%
Portfolio turnover rate	30%	23%	47%	21%	23%

	Class A					Class C
					Period
		Year Ended			Ended	Year Ended
		October 31,			October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 12.18	$ 9.73	$ 8.53	$ 7.93	$ 13.04	$ 12.26
Income (loss) from investment operations:
Net investment income (loss)**	0.04	0.01	0.05	0.07	0.11	(0.05)	(0.04)	(0.01)	(0.01)	0.04
Net realized and unrealized gain (loss)	0.64	1.28	0.63	(4.89)	0.99	0.63	1.24	0.61	(4.81)	1.44
Total income (loss) from investment operations	0.68	1.29	0.68	(4.82)	1.10	0.58	1.20	0.60	(4.82)	1.48
Less distributions:
Distributions from net investment income	(0.06)	(0.03)	(0.05)	(0.13)	0.00	0.00	0.00	0.00	(0.02)	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.27)	0.00	0.00	0.00	0.00	(0.27)	(0.70)
Total distributions	(0.06)	(0.03)	(0.05)	(0.40)	0.00	0.00	0.00	0.00	(0.29)	(0.70)
Net asset value, end of period	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 13.28	$ 10.31	$ 9.73	$ 8.53	$ 7.93	$ 13.04

Total return +	6.78%	14.82%	8.55%	(37.34)%	9.03%	5.96%	14.07%	7.57%	(37.74)%	12.52%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,874	$ 3,844	$ 55	$ 90	$ 187	$ 6,129	$ 5,769	$ 4,953	$ 5,069	$ 8,785
Ratios of expenses to average net assets:
Before fee waivers^	1.87%	1.65%	1.97%	2.10%	1.57%	2.62%	2.40%	2.72%	2.85%	2.32%
After fee waivers^	1.87%	1.65%	1.94%	2.10%	1.57%	2.62%	2.40%	2.69%	2.85%	2.32%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.28%	0.36%	0.65%	0.46%	1.03%	(0.47)%	(0.39)%	(0.10)%	(0.29)%	0.28%
After fee waivers^	0.28%	0.36%	0.68%	0.46%	1.03%	(0.47)%	(0.39)%	(0.07)%	(0.29)%	0.28%
Portfolio turnover rate	30%	23%	47%	21%	23% (1)	30%	23%	47%	21%	23%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of year	$ 3.50		$ 3.12		$ 3.16		$ 5.54		$ 4.68
Income (loss) from investment operations:
Net investment income (loss)**	0.01		0.01		0.01		(0.03)		0.01
Net realized and unrealized gain (loss)	0.16		0.37		(0.05)		(2.10)		0.98
Total income (loss) from investment operations	0.17		0.38		(0.04)		(2.13)		0.99
Less distributions:
Distributions from net investment income	0.00	(a)	0.00	(a)	0.00		0.00	(a)	0.00
Distributions from net realized gains	0.00		0.00		0.00		(0.25)		(0.13)
Total distributions	0.00		0.00		0.00		(0.25)		(0.13)
Net asset value, end of year	$ 3.67		$ 3.50		$ 3.12		$ 3.16		$ 5.54

Total return +	4.91%		12.29%		(1.27)%		(40.18)%		21.56%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 29,252		$ 31,774		$ 33,199		$ 44,811		$ 66,087
Ratios of expenses to average net assets:
Before fee waivers	1.20%		1.26%		1.04%		1.77%		1.39%
After fee waivers	1.20%		1.26%		1.01%		1.77%		1.24%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.39%		0.18%		0.18%		(0.60)%		0.01%
After fee waivers	0.39%		0.18%		0.21%		(0.60)%		0.16%
Portfolio turnover rate	81%		291%		258%		328%		232%

	Class A										Class C
									Period
	Year Ended								Ended		Year Ended
	October 31,								October 31,		October 31,
	2011		2010		2009		2008		2007*		2011	2010	2009	2008		2007

Net asset value, beginning of period	$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 4.63		$ 3.30	$ 2.96	$ 3.04	$ 5.38		$ 4.59
Income (loss) from investment operations:
Net investment income (loss)**	0.00	(a)	0.00	(a)	0.00	(a)	(0.04)		0.00	(a)	(0.02)	(0.03)	(0.02)	(0.07)		(0.04)
Net realized and unrealized gain (loss)	0.16		0.38		(0.05)		(2.11)		0.91		0.14	0.37	(0.06)	(2.02)		0.96
Total income (loss) from investment operations	0.16		0.38		(0.05)		(2.15)		0.91		0.12	0.34	(0.08)	(2.09)		0.92
Less distributions:
Distributions from net investment income	0.00		0.00		0.00		0.00	(a)	0.00		0.00	0.00	0.00	0.00	(a)	0.00
Distributions from net realized gains	0.00		0.00		0.00		(0.25)		0.00		0.00	0.00	0.00	(0.25)		(0.13)
Total distributions	0.00		0.00		0.00		(0.25)		0.00		0.00	0.00	0.00	(0.25)		(0.13)
Net asset value, end of period	$ 3.63		$ 3.47		$ 3.09		$ 3.14		$ 5.54		$ 3.42	$ 3.30	$ 2.96	$ 3.04		$ 5.38

Total return +	4.61%		12.30%		(1.59)%		(40.55)%		19.65%		3.64%	11.49%	(2.63)%	(40.65)%		20.44%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 245		$ 195		$ 53		$ 31		$ 293		$ 4,631	$ 4,845	$ 5,106	$ 5,923		$ 11,394
Ratios of expenses to average net assets:
Before fee waivers^	1.45%		1.51%		1.29%		2.02%		1.64%		2.20%	2.26%	2.04%	2.77%		2.39%
After fee waivers^	1.45%		1.51%		1.26%		2.02%		1.49%		2.20%	2.26%	2.01%	2.77%		2.24%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.14%		(0.07)%		(0.07)%		(0.85)%		(0.24)%		(0.61)%	(0.82)%	(0.82)%	(1.60)%		(0.99)%
After fee waivers^	0.14%		(0.07)%		(0.04)%		(0.85)%		(0.09)%		(0.61)%	(0.82)%	(0.79)%	(1.60)%		(0.84)%
Portfolio turnover rate	81%		291%		258%		328%		232% (1)		81%	291%	258%	328%		232%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 12.84	$ 9.27	$ 9.14	$ 16.77	$ 21.73
Income (loss) from investment operations:
Net investment income**	0.14	0.14	0.08	0.21	0.17
Net realized and unrealized gain (loss)	0.98	3.54	0.23	(6.68)	(0.88)
Total income (loss) from investment operations	1.12	3.68	0.31	(6.47)	(0.71)
Less distributions:
Distributions from net investment income	(0.16)	(0.11)	(0.18)	(0.19)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	(0.97)	(4.24)
Total distributions	(0.16)	(0.11)	(0.18)	(1.16)	(4.25)
Net asset value, end of year	$ 13.80	$ 12.84	$ 9.27	$ 9.14	$ 16.77

Total return +	8.82%	39.91%	3.89%	(40.64)%	(4.20)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 12,507	$ 7,686	$ 5,542	$ 5,786	$ 10,683
Ratios of expenses to average net assets:
Before fee waivers	1.51%	2.26%	3.05%	1.85%	1.73%
After fee waivers	1.51%	2.26%	3.02%	1.81%	1.53%
Ratios of net investment income to
average net assets:
Before fee waivers	1.09%	1.22%	1.05%	1.61%	0.75%
After fee waivers	1.09%	1.22%	1.08%	1.65%	0.95%
Portfolio turnover rate	59%	157%	221%	99%	90%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 17.65	$ 12.49	$ 9.01	$ 8.82	$ 16.20	$ 21.31
Income (loss) from investment operations:
Net investment income (loss)**	0.13	0.10	0.06	0.20	0.10	0.01	0.02	0.01	0.10	(0.01)
Net realized and unrealized gain (loss)	0.95	3.56	0.22	(6.69)	(1.00)	0.94	3.46	0.22	(6.47)	(0.85)
Total income (loss) from investment operations	1.08	3.66	0.28	(6.49)	(0.90)	0.95	3.48	0.23	(6.37)	(0.86)
Less distributions:
Distributions from net investment income	(0.13)	(0.08)	(0.14)	(0.16)	0.00	(0.04)	0.00	(0.04)	(0.04)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	(0.97)	0.00	0.00	0.00	0.00	(0.97)	(4.24)
Total distributions	(0.13)	(0.08)	(0.14)	(1.13)	0.00	(0.04)	0.00	(0.04)	(1.01)	(4.25)
Net asset value, end of period	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 16.75	$ 13.40	$ 12.49	$ 9.01	$ 8.82	$ 16.20

Total return +	8.48%	39.66%	3.64%	(40.86)%	(5.09)%	7.65%	38.62%	2.76%	(41.23)%	(5.15)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 6,962	$ 47	$ 20	$ 83	$ 186	$ 1,944	$ 1,310	$ 943	$ 1,276	$ 2,855
Ratios of expenses to average net assets:
Before fee waivers^	1.76%	2.51%	3.30%	2.10%	1.98%	2.51%	3.26%	4.05%	2.85%	2.73%
After fee waivers^	1.76%	2.51%	3.27%	2.06%	1.78%	2.51%	3.26%	4.02%	2.81%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.81%	0.97%	0.80%	1.36%	0.50%	0.07%	0.22%	0.05%	0.61%	(0.25)%
After fee waivers^	0.81%	0.97%	0.83%	1.40%	0.70%	0.07%	0.22%	0.08%	0.65%	(0.05)%
Portfolio turnover rate	59%	157%	221%	99%	90% (1)	59%	157%	221%	99%	90%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 12.79	$ 11.12	$ 8.09	$ 16.40	$ 14.41
Income (loss) from investment operations:
Net investment income**	0.15	0.08	0.05	0.18	0.01
Net realized and unrealized gain (loss)	(0.98)	1.80	3.09	(7.71)	2.99
Total income (loss) from investment operations	(0.83)	1.88	3.14	(7.53)	3.00
Less distributions:
Distributions from net investment income	(0.11)	(0.21)	(0.11)	(0.10)	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	(0.68)	(1.00)
Total distributions	(0.11)	(0.21)	(0.11)	(0.78)	(1.01)
Net asset value, end of year	$ 11.85	$ 12.79	$ 11.12	$ 8.09	$ 16.40

Total return +	(6.56)%	17.15%	39.44%	(47.93)%	21.70%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 39,163	$ 36,546	$ 31,858	$ 31,369	$ 50,847
Ratios of expenses to average net assets:
Before fee waivers	2.28%	2.53%	2.63%	1.80%	1.91%
After fee waivers	2.28%	2.53%	2.60%	1.80%	1.91%
Ratios of net investment income to
average net assets:
Before fee waivers	1.19%	0.67%	0.55%	1.45%	0.07%
After fee waivers	1.19%	0.67%	0.58%	1.45%	0.07%
Portfolio turnover rate	110%	118%	173%	149%	55%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 14.62	$ 12.37	$ 10.78	$ 7.81	$ 15.90	$ 14.13
Income (loss) from investment operations:
Net investment income (loss)**	0.18	0.04	0.03	0.13	(0.02)	0.02	(0.04)	(0.04)	0.05	(0.14)
Net realized and unrealized gain (loss)	(1.04)	1.82	3.10	(7.67)	1.76	(0.95)	1.75	3.01	(7.46)	2.92
Total income (loss) from investment operations	(0.86)	1.86	3.13	(7.54)	1.74	(0.93)	1.71	2.97	(7.41)	2.78
Less distributions:
Distributions from net investment income	(0.09)	(0.20)	(0.05)	(0.09)	0.00	0.00	(0.12)	0.00	0.00	(0.01)
Distributions from net realized gains	0.00	0.00	0.00	(0.68)	0.00	0.00	0.00	0.00	(0.68)	(1.00)
Total distributions	(0.09)	(0.20)	(0.05)	(0.77)	0.00	0.00	(0.12)	0.00	(0.68)	(1.01)
Net asset value, end of period	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 16.36	$ 11.44	$ 12.37	$ 10.78	$ 7.81	$ 15.90

Total return +	(6.78)%	16.85%	39.17%	(48.04)%	11.90%	(7.52)%	16.00%	38.03%	(48.43)%	20.51%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,309	$ 322	$ 57	$ 39	$ 182	$ 6,849	$ 7,036	$ 5,766	$ 4,975	$ 10,092
Ratios of expenses to average net assets:
Before fee waivers^	2.53%	2.78%	2.88%	2.05%	2.16%	3.28%	3.53%	3.63%	2.80%	2.91%
After fee waivers^	2.53%	2.78%	2.85%	2.05%	2.16%	3.28%	3.53%	3.60%	2.80%	2.91%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.94%	0.42%	0.30%	1.20%	(0.18)%	0.19%	(0.33)%	(0.45)%	0.45%	(0.93)%
After fee waivers^	0.94%	0.42%	0.33%	1.20%	(0.18)%	0.19%	(0.33)%	(0.42)%	0.45%	(0.93)%
Portfolio turnover rate	110%	118%	173%	149%	55% (1)	110%	118%	173%	149%	55%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010		2009	2008	2007

Net asset value, beginning of year	$ 9.78	$ 7.94		$ 7.64	$ 12.27	$ 13.18
Income (loss) from investment operations:
Net investment income (loss)**	0.02	0.03		0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	0.66	1.90		0.32	(4.38)	1.34
Total income (loss) from investment operations	0.68	1.93		0.40	(4.30)	1.33
Less distributions:
Distributions from net investment income	(0.02)	(0.09)		(0.10)	0.00	0.00
Distributions from net realized gains	0.00	0.00		0.00	(0.33)	(2.24)
Total distributions	(0.02)	(0.09)		(0.10)	(0.33)	(2.24)
Net asset value, end of year	$ 10.44	$ 9.78		$ 7.94	$ 7.64	$ 12.27

Total return +	6.94%	24.39%		5.54%	(35.85)%	10.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,739	$ 14,378		$ 13,288	$ 17,630	$ 28,678
Ratios of expenses to average net assets:
Before fee waivers	2.10%	2.08%		1.48%	1.89%	2.49%
After fee waivers	2.10%	2.08%		1.45%	1.89%	2.34%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.06%	0.37%		1.19%	0.84%	(0.20)%
After fee waivers	0.06%	0.37%		1.22%	0.84%	(0.05)%
Portfolio turnover rate	50%	41%		40%	52%	44%

	Class A						Class C
						Period
	Year Ended					Ended	Year Ended
	October 31,					October 31,	October 31,
	2011	2010		2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.75	$ 7.92		$ 7.61	$ 12.25	$ 11.71	$ 9.40	$ 7.65	$ 7.32	$ 11.88	$ 12.94
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)	0.00	(a)	0.07	0.05	(0.03)	(0.09)	(0.06)	0.01	(0.03)	(0.13)
Net realized and unrealized gain (loss)	0.66	1.89		0.32	(4.36)	0.57	0.65	1.82	0.32	(4.20)	1.31
Total income (loss) from investment operations	0.65	1.89		0.39	(4.31)	0.54	0.56	1.76	0.33	(4.23)	1.18
Less distributions:
Distributions from net investment income	0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized gains	0.00	0.00		0.00	(0.33)	0.00	0.00	0.00	0.00	(0.33)	(2.24)
Total distributions	0.00	(0.06)		(0.08)	(0.33)	0.00	0.00	(0.01)	0.00	(0.33)	(2.24)
Net asset value, end of period	$ 10.40	$ 9.75		$ 7.92	$ 7.61	$ 12.25	$ 9.96	$ 9.40	$ 7.65	$ 7.32	$ 11.88

Total return +	6.67%	24.01%		5.35%	(35.99)%	4.61%	5.96%	23.02%	4.51%	(36.45)%	9.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 193	$ 154		$ 19	$ 30	$ 68	$ 2,574	$ 2,341	$ 2,012	$ 2,289	$ 5,059
Ratios of expenses to average net assets:
Before fee waivers^	2.35%	2.33%		1.73%	2.14%	2.74%	3.10%	3.08%	2.48%	2.89%	3.49%
After fee waivers^	2.35%	2.33%		1.70%	2.14%	2.59%	3.10%	3.08%	2.45%	2.89%	3.34%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.22)%	0.12%		0.94%	0.59%	(0.45)%	(0.95)%	(0.63)%	0.19%	(0.16)%	(1.20)%
After fee waivers^	(0.22)%	0.12%		0.97%	0.59%	(0.29)%	(0.95)%	(0.63)%	0.22%	(0.16)%	(1.05)%
Portfolio turnover rate	50%	41%		40%	52%	44% (1)	50%	41%	40%	52%	44%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 13.67	$ 11.02	$ 9.34	$ 16.50	$ 13.62
Income (loss) from investment operations:
Net investment loss**	(0.18)	(0.24)	(0.17)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	1.26	2.89	1.85	(5.48)	3.44
Total income (loss) from investment operations	1.08	2.65	1.68	(5.68)	3.31
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	(1.48)	(0.43)
Total distributions	0.00	0.00	0.00	(1.48)	(0.43)
Net asset value, end of year	$ 14.75	$ 13.67	$ 11.02	$ 9.34	$ 16.50

Total return +	7.90%	24.05%	17.99%	(37.74)%	24.92%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,975	$ 14,301	$ 14,217	$ 18,649	$ 31,562
Ratios of expenses to average net assets:
Before fee waivers	1.45%	2.22%	2.35%	2.03%	1.43%
After fee waivers	1.45%	2.22%	2.32%	2.03%	1.43%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.15)%	(1.88)%	(1.82)%	(1.51)%	(0.86)%
After fee waivers	(1.15)%	(1.88)%	(1.79)%	(1.51)%	(0.86)%
Portfolio turnover rate	235%	194%	214%	250%	214%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 13.70	$ 12.82	$ 10.44	$ 8.94	$ 16.00	$ 13.34
Income (loss) from investment operations:
Net investment loss**	(0.24)	(0.25)	(0.20)	(0.26)	(0.14)	(0.31)	(0.34)	(0.25)	(0.32)	(0.27)
Net realized and unrealized gain (loss)	1.27	2.85	1.85	(5.44)	2.93	1.18	2.72	1.75	(5.26)	3.36
Total income (loss) from investment operations	1.03	2.60	1.65	(5.70)	2.79	0.87	2.38	1.50	(5.58)	3.09
Less distributions:
Distributions from net realized gains	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Total distributions	0.00	0.00	0.00	(1.48)	0.00	0.00	0.00	0.00	(1.48)	(0.43)
Net asset value, end of period	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 16.49	$ 13.69	$ 12.82	$ 10.44	$ 8.94	$ 16.00

Total return +	7.60%	23.72%	17.72%	(37.89)%	20.36%	6.79%	22.80%	16.78%	(38.34)%	23.77%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,950	$ 852	$ 149	$ 24	$ 207	$ 3,193	$ 3,291	$ 3,041	$ 3,192	$ 6,305
Ratios of expenses to average net assets:
Before fee waivers^	1.70%	2.47%	2.60%	2.28%	1.68%	2.45%	3.22%	3.35%	3.03%	2.43%
After fee waivers^	1.70%	2.47%	2.57%	2.28%	1.68%	2.45%	3.22%	3.32%	3.03%	2.43%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.40)%	(2.13)%	(2.07)%	(1.76)%	(1.11)%	(2.15)%	(2.88)%	(2.82)%	(2.51)%	(1.86)%
After fee waivers^	(1.40)%	(2.13)%	(2.04)%	(1.76)%	(1.11)%	(2.15)%	(2.88)%	(2.79)%	(2.51)%	(1.86)%
Portfolio turnover rate	235%	194%	214%	250%	214% (1)	235%	194%	214%	250%	214%

* Class A shares commenced operations on January 3, 2007.
**The net investment loss per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended
	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 16.03	$ 13.41	$ 7.32	$ 24.83	$ 19.07
Income (loss) from investment operations:
Net investment income (loss)**	(0.05)	(0.11)	(0.08)	0.03	(0.06)
Net realized and unrealized gain (loss)	(2.55)	3.01	6.28	(12.90)	9.31
Total income (loss) from investment operations	(2.60)	2.90	6.20	(12.87)	9.25
Less distributions:
Distributions from net investment income	0.00	(0.28)	0.00	(0.14)	(0.35)
Distributions from net realized gains	0.00	0.00	(0.11)	(4.50)	(3.14)
Total distributions	0.00	(0.28)	(0.11)	(4.64)	(3.49)
Net asset value, end of year	$ 13.43	$ 16.03	$ 13.41	$ 7.32	$ 24.83

Total return +, #	(16.22)%	21.98%	86.15%	(62.85)%	55.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 14,616	$ 13,592	$ 10,999	$ 9,466	$ 23,492
Ratios of expenses to average net assets:
Before fee waivers	2.10%	2.24%	2.45%	1.70%	2.58%
After fee waivers	2.10%	2.24%	2.42%	1.63%	2.28%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.35)%	(0.80)%	(0.91)%	0.14%	(0.57)%
After fee waivers	(0.35)%	(0.80)%	(0.88)%	0.21%	(0.27)%
Portfolio turnover rate	98%	206%	63%	84%	92%

	Class A					Class C
					Period
	Year Ended				Ended	Year Ended
	October 31,				October 31,	October 31,
	2011	2010	2009	2008	2007*	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 17.97	$ 15.56	$ 13.06	$ 7.20	$ 24.56	$ 18.95
Income (loss) from investment operations:
Net investment loss**	(0.12)	(0.15)	(0.12)	(0.01)	(0.09)	(0.20)	(0.24)	(0.17)	(0.12)	(0.26)
Net realized and unrealized gain (loss)	(2.48)	2.98	6.24	(12.84)	6.91	(2.46)	2.91	6.14	(12.74)	9.24
Total income (loss) from investment operations	(2.60)	2.83	6.12	(12.85)	6.82	(2.66)	2.67	5.97	(12.86)	8.98
Less distributions:
Distributions from net investment income	0.00	(0.28)	0.00	(0.17)	0.00	0.00	(0.17)	0.00	0.00	(0.23)
Distributions from net realized gains	0.00	0.00	(0.11)	(4.50)	0.00	0.00	0.00	(0.11)	(4.50)	(3.14)
Total distributions	0.00	(0.28)	(0.11)	(4.67)	0.00	0.00	(0.17)	(0.11)	(4.50)	(3.37)
Net asset value, end of period	$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 24.79	$ 12.90	$ 15.56	$ 13.06	$ 7.20	$ 24.56

Total return +, #	(16.42)%	21.62%	85.64%	(62.96)%	37.95%	(17.10)%	20.67%	84.37%	(63.22)%	54.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 951	$ 2,663	$ 635	$ 86	$ 350	$ 2,755	$ 2,746	$ 2,169	$ 1,444	$ 4,318
Ratios of expenses to average net assets:
Before fee waivers^	2.35%	2.49%	2.70%	1.95%	2.83%	3.10%	3.24%	3.45%	2.70%	3.58%
After fee waivers^	2.35%	2.49%	2.67%	1.88%	2.53%	3.10%	3.24%	3.42%	2.63%	3.28%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(0.80)%	(1.05)%	(1.16)%	(0.11)%	(0.82)%	(1.35)%	(1.80)%	(1.91)%	(0.86)%	(1.57)%
After fee waivers^	(0.80)%	(1.05)%	(1.13)%	(0.04)%	(0.52)%	(1.35)%	(1.80)%	(1.88)%	(0.79)%	(1.27)%
Portfolio turnover rate	98%	206%	63%	84%	92% (1)	98%	206%	63%	84%	92%

* Class A shares commenced operations on January 3, 2007.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1) Not annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

1.

ORGANIZATION

Each Dunham Fund and collectively the Funds (the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of twelve funds: Monthly Distribution Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Loss Averse Growth Fund; Appreciation & Income Fund; Large Cap Value Fund; Large Cap Growth Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Small Cap Growth Fund and Emerging Markets Stock Fund.  The Monthly Distribution Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Monthly Distribution Corporate/Government Bond High-Yield Bond	Positive returns in rising and falling market environments Current income and capital appreciation High level of current income
Loss Averse Growth	Capital appreciation
Appreciation & Income	Total return under varying market conditions through both income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Large Cap Growth	Maximize capital appreciation
Real Estate Stock	Total return from capital appreciation and dividends
International Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation and income
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond and Loss-Averse Growth, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution and Loss Averse Growth commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Growth commenced operations on April 30, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2011 for the Funds’ assets and liabilities measured at fair value:

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 75,976,337	$ -	$ -	$ 75,976,337
Closed-End Funds	1,364,263	-	-	1,364,263
Preferred Stock *	25,396,337	-		25,396,337
Bonds & Notes *	-	14,561,014	-	14,561,014
Purchased Put Options	408,700	-	-	408,700
Short-Term Investments	1,671,563	-	-	1,671,563
Total Investments	104,817,200	14,561,014	-	119,378,214
Derivatives
Forward Currency Exchange Contracts	-	326,728	-	326,728
Total Derivatives	-	326,728	-	326,728
Liabilities
Securities Sold Short	12,611,533	-	-	12,611,533
Total Investments
Derivatives
Written Options	1,874,207	-	-	1,874,207
Equity Swap Contracts	305,781			305,781
Forward Currency Exchange Contracts	-	300,526	-	300,526
Total Derivatives	$ 2,179,988	$ 300,526	$ -	$ 2,480,514

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Notes & Bonds *	$ -	$ 29,560,029	$ -	$ 29,560,029
Municipal Bonds	-	424,169	-	424,169
Mortgage Backed Securities	-	4,976,612	-	4,976,612
U.S. Government & Agencies	-	30,448,315	-	30,448,315
Bank Loans	-	936,941	-	936,941
Preferred Stock *	797,992	-	-	797,992
Short-Term Investments	756,675	-	-	756,675
Total	$ 1,554,667	$ 66,346,066	$ -	$ 67,900,733

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 56,192,201	$ -	$ 56,192,201
Preferred Stock *	1,686,557	-	-	1,686,557
Short-Term Investments	3,232,170	-	-	3,232,170
Total	$ 4,918,727	$ 56,192,201	$ -	$ 61,110,928

Loss Averse Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 8,097,701	$ -	$ -	$ 8,097,701
Exchange Traded Funds	1,621,600	-	-	1,621,600
Total	$ 9,719,301	$ -	$ -	$ 9,719,301

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Appreciation& Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 15,307,052	$ -	$ -	$ 15,307,052
Convertible Bonds *	-	13,663,424	-	13,663,424
Preferred Stock *	1,885,785	-	-	1,885,785
Short-Term Investments	567,509	-	-	567,509
Total	$ 17,760,346	$ 13,663,424	$ -	$ 31,423,770

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 42,974,910	$ -	$ -	$ 42,974,910
Short-Term Investments	191,501	-	-	$ 191,501
Total	$ 43,166,411	$ -	$ -	$ 43,166,411

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 33,396,282	$ -	$ -	$ 33,396,282
Short-Term Investments	403,054	-	-	403,054
Total	$ 33,799,336	$ -	$ -	$ 33,799,336

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITs *	$ 21,213,761	$ -	$ -	$ 21,213,761
Short-Term Investments	107,706	-	-	107,706
Total	$ 21,321,467	$ -	$ -	$ 21,321,467

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,249,836	$ 38,250,556	$ -	$ 45,500,392
Preferred Stock *	628,811	146,068	-	774,879
Short-Term Investments	341,216	-	-	341,216
Total Investments	$ 8,219,863	$ 38,396,624	$ -	$ 46,616,487
Derivatives
Forward Currency Exchange Contracts	-	268,232	-	268,232
Total Derivatives	$ -	$ 268,232	$ -	$ 268,232
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	231,159	-	231,159
Total Liabilities	$ -	$ 231,159	$ -	$ 231,159

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 16,930,254	$ -	$ -	$ 16,930,254
Short-Term Investments	665,060	-	-	665,060
Total	$ 17,595,314	$ -	$ -	$ 17,595,314

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 19,595,586	$ -	$ -	$ 19,595,586
Short-Term Investments	1,004,972	-		1,004,972
Total	$ 20,600,558	$ -	$ -	$ 20,600,558

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 5,485,851	$ 11,337,192	$ -	$ 16,823,043
Preferred Stock *	355,511	-	-	355,511
Warrants	-	855,112	-	855,112
Short-Term Investments	730,402	-	-	730,402
Total Investments	$ 6,571,764	$ 12,192,304	$ -	$ 18,764,068
Liabilities-Derivatives
Forward Currency Contracts	-	582	-	582
Total Derivatives	$ -	$ 582	$ -	$ 582

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no significant transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the year ended October 31, 2011, Monthly Distribution, International Stock and  Emerging Markets Stock had net realized losses of $75,943, $159,629 and$105,821, respectively, on forward currency contracts.  At October 31, 2011, net unrealized gains on open forward currency contracts for Monthly Distribution and International Stock were $26,202 and $37,073, respectively, and net unrealized losses for Emerging Markets Stock were $582.

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the year ended October 31, 2011, Monthly Distribution Fund had net realized gains of $1,040,858 resulting from option activity.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Funds may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the year ended October 31, 2011, Monthly Distribution had net realized gains of $956,902 resulting from swap activity.

The derivative instruments outstanding as of October 31, 2011 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

f. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

g. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

h. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

i. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2008 to 2010 and the year ended October 31, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

j. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond and High-Yield Bond, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

k. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee”.  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Monthly Distribution	0.90% – 1.90%	0.65%	0.25% - 1.25%**
Corporate/Government Bond	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond	0.80% – 1.40%	0.60%	0.20% - 0.80%
Loss Averse Growth	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Real Estate Stock	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value	0.65% – 1.75%	0.65%	0.00% - 1.10%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock	0.75% – 1.75%	0.65%	0.10% - 1.10%

                                                                                                  ** Prior to March 1, 2011, the Sub-Adviser’s Portion for Monthly Distribution was 0.00% - 1.00% and the Management Fee was 0.65% - 1.65%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds are calculating Performance Fees on a rolling 12-month basis as of October 31, 2011.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Monthly Distribution**	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Capital Aggregate Bond Index	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay Index	0.50%	+/- 0.20%	0.20%	0.80%
Loss Averse Growth	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Large Cap Growth	Mar Vista Investment Partners, LLC	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Real Estate Stock	Ten Asset Management, Inc.	Dow Jones US Select Real Estate Securities Total Return Index	0.40%	+/- 0.20%	0.00%	0.80%
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value Index	0.55%	+/- 0.25%	0.00%	1.10%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Marvin & Palmer Associates, Inc.	MSCI Emerging Markets Index USD (Net)	0.60%	+/- 0.30%	0.10%	1.10%

**Prior to March 1, 2011, the Monthly Distribution Base Fee was 0.50% with a Minimum Fee of 0.00% and a Maximum Fee of 1.00%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the year ended October 31, 2011, GemCom received $40,821 for providing such services.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statements of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

f. Other Affiliates–During the year ended October 31, 2011, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse’s Sub-Adviser executed trades on behalf of the Fund.  These trades were cleared through Southwest Securities, Inc. and CIM Securities LLC, received $41,386 in trade commissions.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the yearended October 31, 2011 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Monthly Distribution	$342,793,325	$291,703,047	$ -	$ -
Corporate/Government Bond	68,648,279	85,002,878	71,260,511	74,226,831
High-Yield Bond	32,189,732	41,778,946	-	-
Loss Averse Growth	58,270,633	54,635,639	-	-
Appreciation & Income	24,082,444	28,782,458	-	-
Large Cap Value	12,867,456	13,666,517	-	-
Large Cap Growth	28,528,029	32,344,675	-	-
Real Estate Stock	18,387,981	7,733,481	-	-
International Stock	56,776,437	49,745,114	-	-
Small Cap Value	8,553,614	9,158,376	-	-
Small Cap Growth	51,431,183	50,571,104	-	-
Emerging Markets Stock	21,704,797	18,473,501	-	-

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Transactions in option contracts purchased/written for Monthly Distribution during the year ended October 31, 2011 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2010	3,052	$ 138,335	17,783	$ 2,775,760
Options purchased/written during year	74,619	4,686,841	123,434	16,768,811
Options exercised during year	(1,669)	(120,586)	(37,521)	(5,443,994)
Options expired during year	(48,087)	(1,470,371)	(15,463)	(1,354,940)
Options closed during year	(19,643)	(2,445,161)	(73,151)	(11,229,673)
Outstanding at October 31, 2011	8,272	$ 789,058	15,082	$ 1,515,964

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2011, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Monthly Distribution	$ 109,465,438	$ 1,696,544	$ (6,549,087)	$ (4,852,543)
Corporate/Government Bond	65,906,159	2,785,154	(790,580)	1,994,574
High-Yield Bond	59,214,308	2,831,703	(935,083)	1,896,620
Loss Averse Growth	9,645,491	471,262	(397,452)	73,810
Appreciation & Income	28,197,471	3,890,478	(664,179)	3,226,299
Large Cap Value	35,474,975	9,372,107	(1,680,671)	7,691,436
Large Cap Growth	30,590,170	3,718,933	(509,767)	3,209,166
Real Estate Stock	17,768,743	3,955,224	(402,500)	3,552,724
International Stock	45,405,797	4,936,610	(3,725,920)	1,210,690
Small Cap Value	15,805,686	2,257,473	(467,845)	1,789,628
Small Cap Growth	19,664,438	2,470,543	(1,534,423)	936,120
Emerging Markets Stock	17,692,632	2,458,052	(1,386,616)	1,071,436
* Excludes Unrealized on Foreign Currency Transactions.

6.

FOREIGN CURRENCY CONTRACTS

At October 31, 2011 Monthly Distribution Fund, International Stock Fund and Emerging Markets Stock Fund had the following open foreign currency contracts:

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Buy:
Australian Dollar	12/14/2011	JP Morgan	120,000	$ 115,920	$ 10,670
British Pound	12/15/2011	JP Morgan	13,837	22,374	(56)
British Pound	12/15/2011	JP Morgan	399,744	639,338	5,421
Australian Dollar	12/22/2011	JP Morgan	320,000	339,000	(1,769)
Australian Dollar	12/22/2011	JP Morgan	317,440	321,752	12,781
British Pound	12/28/2011	JP Morgan	3,021,674	4,764,576	108,530
					$ 135,577

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Australian Dollar	12/14/2011	JP Morgan	426,000	$ 416,023	$ (33,372)
Euro	12/14/2011	JP Morgan	2,569,859	3,463,951	(119,123)
British Pound	12/15/2011	JP Morgan	2,210,460	3,640,628	75,219
Australian Dollar	12/16/2011	JP Morgan	1,235,386	1,267,506	(35,393)
British Pound	12/21/2011	JP Morgan	139,916	228,539	2,875
Swiss Franc	12/21/2011	JP Morgan	3,643,200	4,130,612	(53,708)
Australian Dollar	12/22/2011	JP Morgan	662,752	679,553	(18,932)
British Pound	12/28/2011	JP Morgan	1,575,900	2,600,730	59,249
British Pound	12/28/2011	JP Morgan	1,445,774	2,306,925	(24,699)
Japanese Yen	1/18/2012	JP Morgan	141,297,000	1,844,849	29,673
British Pound	2/16/2012	JP Morgan	662,110	1,053,748	(13,474)
Canadian Dollar	3/14/2012	JP Morgan	1,362,357	1,389,823	22,310
					$ (109,375)

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Buy:
British Pound	11/1/2011	UBS	18,168	$ 29,317	$ 291
South Korean Won	11/1/2011	US Bank	23,445,742	21,118	95
British Pound	11/2/2011	UBS	1,111	1,792	3
British Pound	11/4/2011	UBS	31,765	51,257	53
Canadian Dollar	11/4/2011	UBS	96,176	96,813	(11)
Euro	11/4/2011	UBS	144,606	201,688	401
Australian Dollar	11/15/2011	BNY Mellon	2,658,898	2,814,965	62,245
Australian Dollar	11/15/2011	BNY Mellon	336,825	356,596	(209)
British Pound	11/15/2011	Royal Bank of Scotland	1,000,575	1,614,410	46,875
Canadian Dollar	11/15/2011	UBS	3,315,050	3,336,261	31,737
Euro	11/15/2011	BNY Mellon	1,194,503	1,665,838	34,505
Hong Kong Dollar	11/15/2011	UBS	2,183,602	281,178	735
Israeli New Shekel	11/15/2011	Royal Bank of Scotland	250,176	69,286	2,794
Japanese Yen	11/15/2011	BNY Mellon	33,064,072	424,189	(7,417)
Norwegian Krona	11/15/2011	Royal Bank of Scotland	1,306,173	236,561	(4,026)
Singapore Dollar	11/15/2011	UBS	446,708	356,801	(12,212)
Swedish Krona	11/15/2011	BNY Mellon	7,706	1,191	(11)
Swedish Krona	11/15/2011	BNY Mellon	2,245,101	347,033	53
Swiss Franc	11/15/2011	BNY Mellon	126,543	145,235	(2,170)
Swiss Franc	11/15/2011	Royal Bank of Scotland	2,355,244	2,703,146	(43,987)
					$ 109,744

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

International Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Euro	11/1/2011	UBS	1,845	$ 2,573	$ 48
Malaysian Ringgit	11/1/2011	US Bank	54,145	17,663	(356)
South African Rand	11/1/2011	BNY Mellon	116,284	14,745	(233)
Australian Dollar	11/2/2011	BNY Mellon	2,004	2,125	15
Danish Krona	11/2/2011	BNY Mellon	22,723	4,259	69
Euro	11/2/2011	UBS	1,611	2,246	35
Euro	11/2/2011	UBS	69,040	96,268	(164)
South African Rand	11/2/2011	BNY Mellon	46,625	5,910	(65)
Australian Dollar	11/3/2011	BNY Mellon	7,707	8,171	84
Danish Krona	11/3/2011	UBS	143,328	26,858	(48)
Euro	11/3/2011	UBS	162,228	226,204	(386)
South African Rand	11/3/2011	UBS	33,196	4,208	99
Swiss Franc	11/3/2011	UBS	84,248	96,672	(299)
South Korean Won	11/4/2011	BNY Mellon	28,273	3,583	70
South African Rand	11/7/2011	UBS	206,849	26,199	(27)
Australian Dollar	11/15/2011	BNY Mellon	1,224,730	1,296,617	(47,633)
British Pound	11/15/2011	BNY Mellon	297,811	480,513	(5,978)
British Pound	11/15/2011	Royal Bank of Scotland	702,483	1,133,444	(45,194)
Canadian Dollar	11/15/2011	UBS	74,637	75,115	(120)
Danish Krona	11/15/2011	UBS	4,698	880	9
Euro	11/15/2011	BNY Mellon	2,461,021	3,432,109	21,174
Euro	11/15/2011	BNY Mellon	1,047,335	1,460,602	(32,889)
Hong Kong Dollar	11/15/2011	UBS	2,183,315	281,141	(651)
Israeli New Shekel	11/15/2011	Royal Bank of Scotland	250,176	69,286	(285)
Japanese Yen	11/15/2011	BNY Mellon	165,446,386	2,121,952	31,577
Norwegian Krona	11/15/2011	BNY Mellon	505,198	91,496	1,996
Norwegian Krona	11/15/2011	Royal Bank of Scotland	73,815	13,369	285
Singapore Dollar	11/15/2011	UBS	446,708	356,801	(12,105)
Swiss Franc	11/15/2011	Royal Bank of Scotland	721,562	828,147	(14,683)
Swiss Franc	11/15/2011	UBS	1,760,157	2,020,156	32,984
					$ (72,671)

Emerging Markets Stock:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Buy:
Hong Kong Dollar	11/1/2011	US Bank	352,370	$ 45,371	$ (121)
Hong Kong Dollar	11/1/2011	US Bank	519,838	66,933	(178)
South Korean Won	11/1/2011	US Bank	164,345,225	148,031	(135)
					$ (434)
To Sell:
Malaysian Ringgit	11/2/2011	US Bank	146,943	$ 47,935	$ (148)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2011, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ending October 31, 2011 and the year or period ending October 31, 2010:

Year Ended October 31, 2011:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	1,368,358	45,723	(634,043)	780,038	830,532	21,817	(587,893)	264,456
Corporate/Government Bond	965,070	343,843	(2,419,378)	(1,110,465)	38,122	2,356	(32,426)	8,052
High-Yield Bond	1,329,411	338,266	(2,905,273)	(1,237,596)	323,072	32,109	(218,648)	136,533
Loss Averse Growth	713,091	707	(265,997)	447,801	128,780	5,243	(568,636)	(434,613)
Appreciation & Income	673,757	74,449	(785,248)	(37,042)	767,966	23,334	(1,343,120)	(551,820)
Large Cap Value	815,727	18,205	(765,893)	68,039	55,309	1,947	(171,631)	(114,375)
Large Cap Growth	1,538,223	3,931	(2,647,390)	(1,105,236)	62,978	-	(51,509)	11,469
Real Estate Stock	530,485	8,042	(230,297)	308,230	614,321	35	(113,370)	500,986
International Stock	959,284	23,588	(536,321)	446,551	96,710	113	(11,506)	85,317
Small Cap Value	322,245	2,565	(383,232)	(58,422)	62,165	-	(59,388)	2,777
Small Cap Growth	297,481	-	(327,834)	(30,353)	457,575	-	(386,715)	70,860
Emerging Markets Stock	468,356	-	(227,564)	240,792	90,636	-	(186,944)	(96,308)

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	460,569	24,234	(256,687)	228,116
Corporate/Government Bond	136,342	46,546	(369,794)	(186,906)
High-Yield Bond	412,665	55,906	(307,196)	161,375
Loss Averse Growth	133,515	219	(42,384)	91,350
Appreciation & Income	166,636	7,412	(116,306)	57,742
Large Cap Value	116,309	-	(114,834)	1,475
Large Cap Growth	312,630	-	(429,612)	(116,982)
Real Estate Stock	69,484	351	(29,693)	40,142
International Stock	132,149	-	(102,532)	29,617
Small Cap Value	58,589	-	(49,039)	9,550
Small Cap Growth	66,556	-	(89,955)	(23,399)
Emerging Markets Stock	76,510	-	(39,421)	37,089

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Year or Period Ended October 31, 2010:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	666,169	21,674	(125,567)	562,276	105,473	13,269	(181,396)	(62,654)
Corporate/Government Bond	1,761,663	207,893	(1,322,789)	646,767	81,339	1,223	(62,738)	19,824
High-Yield Bond	1,908,925	410,451	(2,044,639)	274,737	226,159	34,251	(254,542)	5,868
Loss Averse Growth	464,132	-	(41,203)	422,929	623,485	-	(11,113)	612,372
Appreciation & Income	1,041,839	39,271	(1,005,857)	75,253	747,270	3,989	(192,506)	558,753
Large Cap Value	637,397	17,556	(869,884)	(214,931)	417,246	18	(37,315)	379,949
Large Cap Growth	2,043,674	9,874	(3,627,828)	(1,574,280)	41,900	-	(2,958)	38,942
Real Estate Stock	275,408	5,731	(280,590)	549	2,125	16	(683)	1,458
International Stock	671,079	50,542	(729,993)	(8,372)	22,762	87	(2,826)	20,023
Small Cap Value	262,969	15,892	(481,046)	(202,185)	13,347	18	-	13,365
Small Cap Growth	133,932	-	(377,655)	(243,723)	50,466	-	(1,303)	49,163
Emerging Markets Stock	356,393	16,204	(344,696)	27,901	222,587	1,793	(103,986)	120,394

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Monthly Distribution	196,697	18,104	(198,984)	15,817
Corporate/Government Bond	159,363	31,768	(275,771)	(84,640)
High-Yield Bond	266,656	57,368	(226,875)	97,149
Loss Averse Growth	15,790	-	-	15,790
Appreciation & Income	44,936	2,978	(105,304)	(57,390)
Large Cap Value	105,230	-	(92,725)	12,505
Large Cap Growth	192,144	-	(446,067)	(253,923)
Real Estate Stock	27,331	-	(26,997)	334
International Stock	97,727	5,765	(69,611)	33,881
Small Cap Value	37,071	310	(51,380)	(13,999)
Small Cap Growth	31,133	-	(65,698)	(34,565)
Emerging Markets Stock	40,623	2,132	(32,487)	10,268

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2011, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Monthly Distribution	$ (6,186,744)	$ 608,328	$ 5,578,416
Corporate/Government Bond	-	173,420	(173,420)
Loss Averse Growth	-	(6,965)	6,965
Appreciation & Income	-	157,832	(157,832)
International Stock	-	(84,129)	84,129
Small Cap Value	(43,095)	43,095	-
Small Cap Growth	(304,312)	304,325	(13)
Emerging Markets Stock	(335,790)	274,419	61,371

The tax character of distributions paid during the years or period ended October 31, 2011 and October 31, 2010 were as follows:

	Year Ended October 31, 2011				Year or Period Ended October 31, 2010
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Monthly Distribution	$ 3,931,773	$ -	$ -	$ 3,931,773	$ 2,221,849	$ -	$ -	$ 2,221,849
Corporate/Government Bond	4,758,649	877,494	-	5,636,143	3,527,777	-	-	3,527,777
High-Yield Bond	4,758,651	-	-	4,758,651	5,286,245	-	-	5,286,245
Loss Averse Growth	95,803	-	-	95,803	-	-	-	-
Appreciation & Income	952,969	-	-	952,969	375,498	-	-	375,498
Large Cap Value	224,106	-	-	224,106	164,866	-	-	164,866
Large Cap Growth	15,864	-	-	15,864	33,521	-	-	33,521
Real Estate Stock	109,747	-	-	109,747	61,575	-	-	61,575
International Stock	306,458	-	-	306,458	651,479	-	-	651,479
Small Cap Value	27,644	-	-	27,644	140,604	-	-	140,604
Small Cap Growth	-	-	-	-	-	-	-	-
Emerging Markets Stock	-	-	-	-	277,140	-	-	277,140

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
Monthly Distribution	$ -	$ -	$ (18,515,745)	$ (4,852,701)	$ (23,368,446)
Corporate/Government Bond	-	1,421,311	-	1,994,574	3,415,885
High-Yield Bond	17,760	-	(8,392,116)	1,896,620	(6,477,736)
Loss Averse Growth	96,835	-	(152,058)	73,810	18,587
Appreciation & Income	263,092	-	(3,173,982)	3,226,299	315,409
Large Cap Value	90,103	-	(8,345,431)	7,691,436	(563,892)
Large Cap Growth	92,041	-	(20,587,548)	3,209,166	(17,286,341)
Real Estate Stock	101,876	-	(2,545,645)	3,552,724	1,108,955
International Stock	514,046	-	(11,303,888)	1,206,949	(9,582,893)
Small Cap Value	-	-	(5,640,250)	1,789,628	(3,850,622)
Small Cap Growth	-	-	(252,947)	936,120	683,173
Emerging Markets Stock	-	-	(3,737,827)	1,069,012	(2,668,815)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

At October 31, 2011, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,
Fund	2015	2016	2017	2019	Total
Monthly Distribution*	$ 12,285,899	$ -	$ 6,229,846	$ -	$ 18,515,745
High-Yield Bond		2,511,654	5,880,462	-	8,392,116
Loss Averse Growth		-	-	152,058	152,058
Appreciation & Income		-	3,173,982	-	3,173,982
Large Cap Value		2,379,074	5,966,357	-	8,345,431
Large Cap Growth		6,086,766	14,500,782	-	20,587,548
Real Estate Stock		463,094	2,082,551	-	2,545,645
International Stock		2,320,734	8,983,154	-	11,303,888
Small Cap Value		-	5,640,250	-	5,640,250
Small Cap Growth		-	252,947	-	252,947
Emerging Markets Stock		-	3,386,808	351,019	3,737,827

* For the Monthly Distribution Fund, $5,007,582, $4,434,238 and $2,844,079 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts publicly offered RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

10.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dunham Funds

and the Shareholders of Dunham Monthly Distribution Fund,

Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund,

Dunham Loss Averse Growth Fund, Dunham Appreciation & Income Fund,

Dunham Large Cap Value Fund, Dunham Large Cap Growth Fund,

Dunham Real Estate Stock Fund, Dunham International Stock Fund,

Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund,

and Dunham Emerging Markets Stock Fund

We have audited the accompanying statements of assets and liabilities of Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Loss Averse Growth Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund, and Dunham Emerging Markets Stock Fund (collectively, the “Funds”), each a series of shares of beneficial interest of the Dunham Funds, including the schedules of investments, as of October 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. In the case of the Dunham Monthly Distribution Fund, the financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other auditors whose report dated February 25, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    BBD, LLP

Philadelphia, Pennsylvania

December 23, 2011

 TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 71	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	12	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 81	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	12	None
Paul A. Rosinack Age: 64	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present; President/ CEO/ Director, Synbiotics Corp. (veterinary diagnostic products), 1996-2002.	12	None
Interested Trustees and Officers
Jeffrey A. Dunham Age: 50	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	12	None
Denise S. Iverson Age: 52	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen Age: 41	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 61	Chief Compliance Officer	Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll Age: 40	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer	Since January 2008	Vice President, 2004- present; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of the Trust held on September 20, 2011, the Board, including the Independent Trustees, considered the approval of the Investment Advisory and Sub-Advisory Agreements between the Trust, on behalf of a newly established fund of the Trust, the Focused Large Cap Growth Fund (the “New Fund”), the Adviser and Sub-Adviser, The Ithaka Group (“Ithaka”) (the “Ithaka Sub-Advisory Agreement”) on behalf of the New Fund.  Also at this Meeting, the Board, including the Independent Trustees considered the continuance of the Sub-Advisory Agreement among the Trust, the Adviser and Marvin & Palmer Associates, Inc. (“MPA”) with respect to the Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”).  In connection with its review and approval of the Advisory Agreement and each Sub-Advisory Agreement (the “Sub-Advisory Agreements”), the Board considered materials furnished by the Adviser, including information about, but not limited to personnel, operations and financial condition.  In addition, representatives from Ithaka participated in the Meeting by telephone and responded to questions from the Trustees and the Independent Trustees met in executive session with Fund counsel and the Trust’s Chief Compliance Officer as well as Ithaka and MPA (the “Sub Advisers”).

The Board also reviewed the terms of the Sub-Advisory Agreements and discussed the performance goals and fulcrum fee arrangements set forth in each Sub-Advisory Agreement.  A discussion ensued regarding the risks and rewards involved for each Sub-Adviser under the fulcrum fee arrangements.

The Board deliberations included a consideration of the following:

Nature, Extent and Quality of Services.   The Independent Trustees  discussed the qualifications of the Adviser and each Sub-Adviser’s key personnel, the experience of the Adviser in managing mutual funds and the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board also reviewed each Sub-Adviser’s methodology, research and analysis for selecting investments. The Independent Trustees reviewed the capitalization of the Adviser and Sub-Advisers based on financial information provided by each entity and concluded that the Adviser and the Sub-Advisers were sufficiently well-capitalized to meet their obligations and able to provide high quality services to the Funds.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance with the existing Funds in the Trust, as well as other factors relating to the Advisers’ track record.  The Board concluded that the Adviser’s past performance was acceptable.  As for the performance of the Sub-Advisers, the Board reviewed the performance history of the Ithaka Growth Portfolio versus its benchmark indices and noted that the Ithaka Growth Portfolio had outperformed each index for the calendar years 2009 and 2010 and for the period December 31, 2008 through July 31, 2011. The Independent Trustees concluded that there is a reasonable expectation that Ithaka would obtain an acceptable level of investment return for prospective shareholders of the New Fund.  With respect to MPA’s portfolio management of Emerging Markets Stock, the Independent Trustees reviewed the recent performance of Emerging Markets Stock (as measured by the performance of Class N shares) compared to its benchmarks and found the performance of Emerging Markets Stock acceptable.

Costs of Services and Profitability.   As to the cost of the services to be provided and the profits realized or to be realized by each of the Sub-Advisers, the Board, including each of the Independent Trustees, considered the Base Fee (as defined in the Sub-Advisory Agreement) that will be paid when the performance of each Fund is equal to that of its Index.  The Trustees also discussed the operation of the Performance Fees and the impact on fees and expenses based on various performance results, compared the Funds’ fees and total expense ratios with those of a peer group of funds and concluded that the Sub-Advisory fees are within a reasonable range.  The Trustees discussed various information provided by the Adviser and Sub-Advisers, including the comparative fee information. The Board, including the Independent Trustees, next considered the anticipated profits to be realized by Ithaka and the Adviser in connection with the operation of the New Fund and reviewed an analysis of profitability provided by MPA in connection with the operation of Emerging Markets Stock.  The Independent Trustees concluded that the Adviser and Sub-Adviser would not reap excessive profits from their relationships with the New Fund, and that MPA's compensation had not resulted in excessive profits.

Economies of Scale. As to the extent to which each Fund will realize economies of scale, the Independent Trustees discussed the current size of Emerging Markets Stock and also considered whether there will be economies of scale with respect of the management of the New Fund.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by either Fund in the near term.

Conclusion.  The full Board noted that they did not identify any single piece of information that was all-important or controlling in reaching their conclusions. The Trustees reported that part of their discussions had focused on the CCO’s assessment of the compliance culture and resources of each Sub-Adviser.  Having requested and received such information from the Adviser and Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory and Sub Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreement and each Sub-Advisory Agreement are reasonable.

YOUR FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period**	Ending Account Value 10/31/11	Expenses Paid During Period**
Class N:
Monthly Distribution Fund	2.74%	$1,000.00	$ 969.00	$13.60	$1,011.39	$13.89
Corporate/Government Bond Fund	1.27%	$1,000.00	$ 989.00	$ 6.45	$1,018.80	$ 6.46
High-Yield Bond Fund	1.42%	$1,000.00	$ 981.00	$ 7.09	$1,018.05	$ 7.22
Loss Averse Growth Fund	2.10%	$1,000.00	$ 994.10	$10.56	$1,014.62	$10.66
Appreciation & Income Fund	2.12%	$1,000.00	$ 934.60	$10.34	$1,014.52	$10.76
Large Cap Value Fund	1.76%	$1,000.00	$ 910.70	$ 8.48	$1,016.33	$ 8.94
Large Cap Growth Fund	1.23%	$1,000.00	$ 945.90	$ 6.03	$1,019.00	$ 6.26
Real Estate Stock Fund	1.51%	$1,000.00	$ 942.60	$ 7.39	$1,017.59	$ 7.68
International Stock Fund	2.01%	$1,000.00	$ 836.30	$ 9.30	$1,015.07	$10.21
Small Cap Value Fund	2.28%	$1,000.00	$ 901.60	$10.93	$1,013.71	$11.57
Small Cap Growth Fund	1.59%	$1,000.00	$ 826.30	$ 7.32	$1,017.19	$ 8.08
Emerging Markets Stock Fund	2.05%	$1,000.00	$ 786.80	$ 9.23	$1,014.87	$10.41
Class A:
Monthly Distribution Fund	2.99%	$1,000.00	$ 967.60	$14.83	$1,010.13	$15.15
Corporate/Government Bond Fund	1.52%	$1,000.00	$ 994.91	$ 7.69	$1,017.54	$ 7.73
High-Yield Bond Fund	1.67%	$1,000.00	$ 980.70	$ 8.34	$1,016.79	$ 8.49
Loss Averse Growth Fund	2.35%	$1,000.00	$ 991.10	$11.79	$1,013.36	$11.93
Appreciation & Income Fund	2.37%	$1,000.00	$ 934.40	$11.56	$1,013.26	$12.03
Large Cap Value Fund	2.01%	$1,000.00	$ 909.60	$ 9.67	$1,015.07	$10.21
Large Cap Growth Fund	1.48%	$1,000.00	$ 945.30	$ 7.26	$1,017.74	$ 7.53
Real Estate Stock Fund	1.76%	$1,000.00	$ 940.10	$ 8.61	$1,016.33	$ 8.94
International Stock Fund	2.26%	$1,000.00	$ 835.47	$10.45	$1,013.81	$11.47
Small Cap Value Fund	2.53%	$1,000.00	$ 900.40	$12.12	$1,012.45	$12.83
Small Cap Growth Fund	1.83%	$1,000.00	$ 825.20	$ 8.42	$1,015.98	$ 9.30
Emerging Markets Stock Fund	2.30%	$1,000.00	$ 785.60	$10.35	$1,013.61	$11.67

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period**	Ending Account Value 10/31/11	Expenses Paid During Period**
Class C:
Monthly Distribution Fund	3.74%	$1,000.00	$ 964.00	$18.51	$1,006.35	$18.91
Corporate/Government Bond Fund	2.02%	$1,000.00	$1,005.74	$10.29	$1,014.97	$10.31
High-Yield Bond Fund	2.17%	$1,000.00	$ 976.80	$10.81	$1,014.27	$11.02
Loss Averse Growth Fund	3.10%	$1,000.00	$ 988.10	$15.53	$1,009.58	$15.70
Appreciation & Income Fund	3.12%	$1,000.00	$ 930.50	$15.18	$1,009.48	$15.80
Large Cap Value Fund	2.76%	$1,000.00	$ 906.00	$13.26	$1,011.29	$13.99
Large Cap Growth Fund	2.23%	$1,000.00	$ 939.60	$10.90	$1,013.96	$11.32
Real Estate Stock Fund	2.51%	$1,000.00	$ 937.06	$12.25	$1,012.55	$12.73
International Stock Fund	3.01%	$1,000.00	$ 832.00	$13.90	$1,010.03	$15.25
Small Cap Value Fund	3.28%	$1,000.00	$ 897.30	$15.69	$1,008.67	$16.61
Small Cap Growth Fund	2.59%	$1,000.00	$ 822.20	$11.90	$1,012.15	$13.14
Emerging Markets Stock Fund	3.05%	$1,000.00	$ 782.30	$13.70	$1,009.83	$15.45

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2011).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS[SM]

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 138,000

FY 2010

$ 138,000

(b)

Audit-Related Fees

FY 2011

$        0

FY 2010

$        0

Nature of the fees:

(c)

Tax Fees

FY 2011

$ 24,000

FY 2010

$ 24,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2011

$         0

$         0

FY 2010

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2011 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2011

$24,000

              $ None

FY 2010

$24,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/9/12

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/9/12